                                                                    EXHIBIT 10.8

                           REVOLVING CREDIT AGREEMENT

                                     among

                     BOSTON PROPERTIES LIMITED PARTNERSHIP

                                      and

                        OTHER BORROWERS WHICH MAY BECOME
                           PARTIES TO THIS AGREEMENT

                                      and

             BANKBOSTON, N.A. (formerly known as The First National
                                Bank of Boston)

                                      and

                          OTHER BANKS WHICH MAY BECOME
                           PARTIES TO THIS AGREEMENT

                                      and

                      BANKBOSTON, N.A. (formerly known as
                      The First National Bank of Boston),
                                    AS AGENT

                                      with

                          BANCBOSTON SECURITIES INC.,
                            ACTING AS LOAN ARRANGER

                           Dated as of June __, 1997

                               TABLE OF CONTENTS

Section                                                                    Page
-------                                                                    ----

(S)   1.  DEFINITIONS AND RULES OF INTERPRETATION                            1

          (S)1.1.   Definitions                                              1
          (S)1.2.   Rules of Interpretation                                 22

(S)   2.  THE REVOLVING CREDIT FACILITY                                     22

          (S)2.1.   Commitment to Lend                                      22
          (S)2.2.   The Revolving Credit Notes                              23
          (S)2.3.   Interest on Revolving Credit Loans; Fees                24
          (S)2.4.   Requests for Revolving Credit Loans                     24
          (S)2.5.   Conversion Options                                      26
          (S)2.6.   Funds for Revolving Credit Loans                        27
          (S)2.7.   Reduction of Commitment                                 28

(S)   3.  LETTERS OF CREDIT                                                 28

          (S)3.1.   Letter of Credit Commitments                            28
          (S)3.2.   Reimbursement Obligation of the Borrower                30
          (S)3.3.   Letter of Credit Payments; Funding of a Loan            30
          (S)3.4.   Obligations Absolute                                    31
          (S)3.5.   Reliance by Issuer                                      32
          (S)3.6.   Letter of Credit Fee                                    32

(S)   4.  REPAYMENT OF THE REVOLVING CREDIT LOANS                           32

          (S)4.1.   Maturity                                                32
          (S)4.2.   Optional Repayments of Revolving Credit Loans           33
          (S)4.3.   Mandatory Repayment of Loans                            33

(S)   5.  CERTAIN GENERAL PROVISIONS                                        33

          (S)5.1.   Funds for Payments                                      33
          (S)5.2.   Computations                                            34
          (S)5.3.   Inability to Determine Eurodollar Rate                  34
          (S)5.4.   Illegality                                              34
          (S)5.5.   Additional Costs, Etc.                                  35
          (S)5.6.   Capital Adequacy                                        36
          (S)5.7.   Certificate                                             36



          (S)(S)5.8.   Indemnity                                            37
          (S)(S)5.9.   Interest on Overdue Amounts                          37

(S)(S)6.  GUARANTY                                                          37

(S)(S)7.  REPRESENTATIONS AND WARRANTIES                                    37

          (S)(S)7.1.   Authority; Etc.                                      38
          (S)(S)7.2.   Governmental Approvals                               40
          (S)(S)7.3.   Title to Properties; Leases                          40
          (S)(S)7.4.   Financial Statements                                 40
          (S)(S)7.5.   No Material Changes, Etc.                            41
          (S)(S)7.6    Franchises, Patents, Copyrights, Etc.                41
          (S)(S)7.7.   Litigation                                           42
          (S)(S)7.8.   No Materially Adverse Contracts                      42
          (S)(S)7.9.   Compliance With Other Instruments, Laws, Etc.        42
          (S)(S)7.10.  Tax Status                                           42
          (S)(S)7.11.  No Event of Default                                  43
          (S)(S)7.12.  Investment Company Acts                              43
          (S)(S)7.13.  Absence of UCC Financing Statements, Etc.            43
          (S)(S)7.14.  Absence of Liens                                     43
          (S)(S)7.15   Intentionally Omitted                                43
          (S)(S)7.16.  Employee Benefit Plans; Multiemployer Plans;
                       Guaranteed Pension Plans                             43
          (S)(S)7.17.  Regulations U and X                                  43
          (S)(S)7.18.  Environmental Compliance                             43
          (S)(S)7.19.  Subsidiaries                                         45
          (S)(S)7.20.  Loan Documents                                       45
          (S)(S)7.21.  REIT Status                                          46
          (S)(S)7.22.  Initial Public Offering Registration Statement       46

(S)(S)8.  AFFIRMATIVE COVENANTS OF THE BORROWER AND THE
          GUARANTOR                                                         47

          (S)(S)8.1.    Punctual Payment                                    47
          (S)(S)8.2.    Maintenance of Office                               47
          (S)(S)8.3.    Records and Accounts                                47
          (S)(S)8.4.    Financial Statements, Certificates and Information  47
          (S)(S)8.5.    Notices                                             50
          (S)(S)8.6.    Existence of Borrower; Maintenance of Properties    52
          (S)(S)8.7.    Existence of Guarantor; Maintenance of REIT Status
                        of Guarantor; Maintenance of Properties             53
          (S)(S)8.8.    Insurance                                           53
          (S)(S)8.9.    Taxes                                               53
          (S)(S)8.10.   Inspection of Properties and Books                  54



          (S)(S)8.11.   Compliance with Laws, Contracts, Licenses, and
                        Permit                                              54
          (S)(S)8.12.   Use of Proceeds                                     55
          (S)(S)8.13.   Acquisition of Borrowing Base Property              55
          (S)(S)8.14.   Additional Borrowers; Solvency of Borrowers         55
          (S)(S)8.15.   Further Assurances                                  56
          (S)(S)8.16.   Interest Rate Protection                            56
          (S)(S)8.17.   Environmental Indemnification                       56
          (S)(S)8.18.   Response Actions                                    57
          (S)(S)8.19.   Environmental Assessments                           57
          (S)(S)8.20.   Employee Benefit Plans                              58
          (S)(S)8.21.   No Amendments to Certain Documents                  58
          (S)(S)8.22.   Intentionally Omitted                               58

(S)(S)9.  CERTAIN NEGATIVE COVENANTS OF THE BORROWER AND
          THE GUARANTORS                                                    59

          (S)(S)9.1.    Restrictions on Indebtedness                        59
          (S)(S)9.2.    Restrictions on Liens, Etc.                         60
          (S)(S)9.3.    Restrictions on Investments                         62
          (S)(S)9.4.    Merger, Consolidation and Disposition of Assets     63
          (S)(S)9.5.    Compliance with Environmental Laws                  64
          (S)(S)9.6.    Distributions                                       64
          (S)(S)9.7     Hotel Properties                                    64

(S)(S)10. FINANCIAL COVENANTS; COVENANTS REGARDING
          BORROWING BASE PROPERTIES                                         65

          (S)(S)10.1.   Consolidated Total Indebtedness                     65
          (S)(S)10.2.   Secured Consolidated Total Indebtedness             65
          (S)(S)10.3.   Debt Service Coverage                               65
          (S)(S)10.4.   Unsecured Consolidated Total Indebtedness           65
          (S)(S)10.5.   Net Worth                                           65
          (S)(S)10.6.   Borrowing Base Properties                           65
          (S)(S)10.7.   Borrowing Base Debt Service Coverage                66

(S)(S)11. ESCROW CLOSING                                                    66

(S)(S)12  CONDITIONS TO THE FIRST ADVANCE                                   67

          (S)(S)12.1.   Satisfaction of Escrow Conditions                   67
          (S)(S)12.2.   Loan Documents                                      67
          (S)(S)12.3.   Certified Copies of Organization Documents          67
          (S)(S)12.4.   By-laws; Resolutions                                67
          (S)(S)12.5.   Incumbency Certificate; Authorized Signers          68
          (S)(S)12.6.   Title Policies                                      68




          (S)(S)12.7.   Certificates of Insurance                           68
          (S)(S)12.8.   Hazardous Substance Assessments                     68
          (S)(S)12.9.   Opinion of Counsel Concerning Organization
                        and Loan Documents                                  68
          (S)(S)12.10.  Tax and Securities Law Compliance                   69
          (S)(S)12.11.  Guaranty                                            69
          (S)(S)12.12.  Structural Condition Assurances                     69
          (S)(S)12.13.  Financial Analysis of Borrowing Base Properties     69
          (S)(S)12.14.  Inspection of Borrowing Base Properties             69
          (S)(S)12.15.  Certifications from Government Officials;
                        UCC-11 Reports                                      69
          (S)(S)12.16.  Completion of Initial Public Offering;
                        IPO Proceeds                                        69
          (S)(S)12.17.  Proceedings and Documents                           70
          (S)(S)12.18.  Fees                                                70
          (S)(S)12.19.  Closing Certificate; Compliance Certificate         70
          (S)(S)12.20.  Partnership Documents                               70
          (S)(S)12.21.  Release Documents                                   70

(S)(S)13. CONDITIONS TO ALL BORROWINGS                                      70

          (S)(S)13.1    Representations True; No Event of Default;
                        Compliance Certificate                              70
          (S)(S)13.2    No Legal Impediment                                 71
          (S)(S)13.3    Governmental Regulation                             71

(S)(S)14. EVENTS OF DEFAULT; ACCELERATION; ETC.                             71

          (S)(S)14.1.   Events of Default and Acceleration                  71
          (S)(S)14.2.   Termination of Commitments                          76
          (S)(S)14.3.   Remedies                                            76

(S)(S)15. SETOFF                                                            76

(S)(S)16. THE AGENT                                                         77

          (S)(S)16.1.   Authorization                                       77
          (S)(S)16.2.   Employees and Agents                                77
          (S)(S)16.3.   No Liability                                        77
          (S)(S)16.4.   No Representations                                  77
          (S)(S)16.5.   Payments                                            78
          (S)(S)16.6.   Holders of Revolving Credit Notes                   79
          (S)(S)16.7.   Indemnity                                           79
          (S)(S)16.8.   Agent as Bank                                       79
          (S)(S)16.9.   Notification of Defaults and Events of Defalt       79



          (S)(S)16.10.  Duties in the Case of Enforcement                   79
          (S)(S)16.11.  Successor Agent                                     80
          (S)(S)16.12.  Notices                                             80

(S)(S)17. EXPENSES                                                          80

(S)(S)18. INDEMNIFICATION                                                   81

(S)(S)19. SURVIVAL OF COVENANTS, ETC.                                       82

(S)(S)20. ASSIGNMENT; PARTICIPATIONS; ETC.                                  83

          (S)(S)20.1.   Conditions to Assignments by Banks                  83
          (S)(S)20.2.   Certain Representations and Warranties;
                        Limitations; Covenants                              83
          (S)(S)20.3.   Register                                            84
          (S)(S)20.4.   New Revolving Credit Notes                          84
          (S)(S)20.5.   Participations                                      85
          (S)(S)20.6.   Pledge by Lender                                    85
          (S)(S)20.7.   No Assignment by Borrower                           85
          (S)(S)20.8.   Disclosure                                          85
          (S)(S)20.9.   Syndication                                         86

(S)(S)21. NOTICES, ETC.                                                     86

(S)(S)22. BPLP AS AGENT FOR THE BORROWERS                                   87

(S)(S)23. GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE                87

(S)(S)24. HEADINGS                                                          87

(S)(S)25. COUNTERPARTS                                                      87

(S)(S)26. ENTIRE AGREEMENT, ETC.                                            87

(S)(S)27. WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS                    88

(S)(S)28. CONSENTS, AMENDMENTS, WAIVERS, ETC.                               88

(S)(S)29. SEVERABILITY                                                      89


EXHIBITS
--------

A    Form of Revolving Credit Note
B    Form of Loan Request
C    Form of Compliance Certificate
D    Form of Escrow Agreement
E    Form of Closing Certificate
F    Form of Assignment and Assumption Agreement
G    Form of Joinder Agreement

                    Schedules to Revolving Credit Agreement
                    ---------------------------------------
Schedule 1       Borrowers
Schedule 2       Banks
Schedule 3       Borrowing Base Properties
Schedule 4       Banks' Commitments
Schedule 7.7     Litigation
Schedule 7.19    Subsidiaries

                           REVOLVING CREDIT AGREEMENT
                           --------------------------


           This REVOLVING CREDIT AGREEMENT is made as of the __ day of June, 1997, by and among BOSTON PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership ("BPLP") and the Wholly-owned Subsidiaries (defined below) which are listed on Schedule 1 hereto (as such Schedule 1 may be amended from time to
          ----------
time) (BPLP and any such Wholly-owned Subsidiary being hereinafter referred to collectively as the "Borrower" unless referred to in their individual capacities), having their principal place of business at 8 Arlington Street, Boston, Massachusetts 02116, BANKBOSTON, N.A. (formerly known as The First National Bank of Boston) ("BankBoston"), a national banking association having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110, and the other lending institutions listed on Schedule 2 hereto or which
                                                    ----------
may become parties hereto pursuant to (S)20 (individually, a "Bank" and collectively, the "Banks") and BANKBOSTON, as agent for itself and each other Bank.

                                    RECITALS
                                    --------

           A. The Borrower is primarily engaged in the business of owning, purchasing, developing, constructing, renovating and operating office and industrial buildings and hotels in the United States.

           B. Boston Properties, Inc., a Delaware corporation (the "Guarantor"), is the sole general partner of BPLP, holds in excess of __% of the partnership interests in BPLP as of the date of this Agreement, and is qualified to elect REIT status for income tax purposes and has agreed to guaranty the obligations of the Borrower hereunder and under the other Loan Documents (as defined below).

           C. The Borrower and the Guarantor have requested, and the Banks have agreed to establish, an unsecured revolving credit facility for use by the Borrower pursuant to the terms and conditions hereof.

           NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

           (S)1.    DEFINITIONS AND RULES OF INTERPRETATION.
                    ---------------------------------------

           (S)1.1. Definitions. The following terms shall have the meanings set forth in this (S)1 or elsewhere in the provisions of this Agreement referred to below:

           Accountants. In each case, independent certified public accountants
           -----------
reasonably acceptable to the Majority Banks. The Banks hereby acknowledge that the Accountants may include Coopers & Lybrand, L.L.P. and any other so-called "big-six" accounting firm.

           Accounts Payable. See definition of "Consolidated Total
           ----------------
Indebtedness".

           Affiliate. With reference to any Person, (i) any director or
           ---------
executive officer of that Person, (ii) any other Person controlling, controlled by or under direct or indirect common control of that Person, (iii) any other Person directly or indirectly holding 10% or more of any class of the capital stock or other equity interests (including options, warrants, convertible securities and similar rights) of that Person and (iv) any other Person 10% or more of any class of whose capital stock or other equity interests (including options, warrants, convertible securities and similar rights) is held directly or indirectly by that Person.

           Agent. BankBoston, N.A. acting as agent for the Banks, or any
           -----
successor agent, as permitted by (S)16.

           Agent's Head Office. The Agent's head office located at 100 Federal
           -------------------
Street, Boston, Massachusetts 02110, or at such other location as the Agent may designate from time to time, or the office of any successor Agent permitted under (S)16 hereof, provided such office (which need not be such successor
                    --------
Agent's head office) is located in Boston, Massachusetts.

           Agreement. This Revolving Credit Agreement, including the Schedules
           ---------                                                 ---------
and Exhibits hereto, as the same may be from time to time amended and in effect.

           Agreement of Limited Partnership of BPLP. The Amended and Restated
           ----------------------------------------
Agreement of Limited Partnership of BPLP, dated June __, 1997 among the Guarantor and the limited partners named therein, as amended through the date hereof and as the same may be further amended from time to time as permitted by
(S)8.21.

           Annualized Borrowing Base Properties Capital Expenditures. For any
           ---------------------------------------------------------
rolling four (4) calendar quarters, determined as of the last day of a calendar quarter, an amount equal to $.25 multiplied by the total number of square feet
                                 ---------- --
of the Real Estate Assets which are Borrowing Base Properties on the last day of such calendar quarter.

           Annualized Capital Expenditures. For any rolling four (4) calendar
           -------------------------------
quarters, determined as of the last day of a calendar quarter, an amount equal to $.25 multiplied by the total number of square feet of the Real Estate Assets
        ----------
on the last day of such calendar quarter.

           Applicable L/C Percentage. With respect to any Letter of Credit, a
           -------------------------
per annum percentage equal to the Applicable Margin in effect on the date upon which such Letter of Credit was issued.

           Applicable Margin. For purposes of this Agreement, the Applicable
           -----------------
Margin shall be equal to the percentage determined for each Rate Period in accordance with the following:

        (i) For the period from the Closing Date through the day after the date on which the Agent has received the financial statements required to be delivered pursuant to Section 8.4(b) for the quarter ending June 30, 1997, the Applicable Margin will equal __%.

        (ii) For any period during which the Consolidated Total Indebtedness on the last day of a quarter constituted between 46% and 55% of the Consolidated Total Adjusted Asset Value for such quarter, the Applicable Margin will equal 1.1%.

        (iii) For any period during which the Consolidated Total Indebtedness on the last day of a quarter constituted between 36% and 45% of the Consolidated Total Adjusted Asset Value for such quarter, the Applicable Margin will equal 1%.

        (iv) For any period during which the Consolidated Total Indebtedness on the last day of a quarter constituted less than 35% of the Consolidated Total Adjusted Asset Value for such quarter, the Applicable Margin will equal .90%.

For purposes of determining the Applicable Margin, Consolidated Total Indebtedness and Consolidated Total Adjusted Asset Value will be tested as of the end of each fiscal quarter of the Borrower, commencing with the fiscal quarter ending June 30, 1997, based upon the annual or quarterly financial statement required to be delivered pursuant to Section 8.4(a) or 8.4(b), respectively, and, for purposes of determining the interest rate for any Rate Period hereunder, any interest rate change shall be effective on the date after the date on which such financial statements are required to be delivered to the Agent (assuming such financial statement are timely delivered). The Borrower shall notify the Agent in writing of any change in the Applicable Margin when it submits the financial statements upon which such change in the Applicable Margin is based.

           Arranger.  BancBoston Securities Inc.
           --------

           Assumed Test Debt Service. For any fiscal quarter, an amount equal to
           -------------------------
the aggregate amount determined to be the payments which would be required during such quarter to amortize the average amount of Unsecured Consolidated Total Indebtedness outstanding during such quarter with respect to the Borrowing Base Properties, using a twenty-five (25) year mortgage style amortization schedule, and using an annual interest rate equal to the sum of two percent (2%) plus the imputed seven (7) year United States Treasury notes annual yield as of
----
the last day of such fiscal quarter based upon published quotes for Treasury notes having seven (7) years to maturity.

           Assignment and Assumption.  See (S)20.1.
           -------------------------

           Average Unused Commitment. For any period of time, the daily average
           -------------------------
difference between (i) the Total Commitment in effect for each day during such period and (ii) the sum of the principal amount of Revolving Credit Loans outstanding on each day during such period plus the Maximum Drawing Amount for
                                           ----
each such day during such period.

           Banks. Collectively, BankBoston and the other lending institutions
           -----
listed on Schedule 2 hereto and any other banks which may provide additional
          ----------
commitments and become parties to this Agreement, and any other Person who becomes an assignee of any rights of a Bank pursuant to (S)20 or a Person who acquires all or substantially all of the stock or assets of a Bank.

           Base Rate. The higher of (i) the annual rate of interest announced
           ---------
from time to time by Bank of Boston at its head office in Boston, Massachusetts as its "base rate" and (ii) one half of one percent (1/2%) above the overnight federal funds effective rate as published by the Board of Governors of the Federal Reserve System, as in effect from time to time. Any change in the Base Rate during an Interest Period shall result in a corresponding change on the same day in the rate of interest accruing from and after such day on the unpaid balance of principal of the Base Rate Loans, if any, applicable to such Interest Period, effective on the day of such change in the Base Rate.

           Base Rate Loans. Those Revolving Credit Loans bearing interest
           ---------------
calculated by reference to the Base Rate.

           Borrower.  As defined in the preamble hereto.
           --------

           Borrowing Base. As determined from time to time, the Borrowing Base
           --------------
Properties.

           Borrowing Base Availability. As at any date of determination an
           ---------------------------
amount equal to the Eligible Amount on such date minus the Maximum Drawing
                                                 ----- ---
Amount on such date.

           Borrowing Base Conditions. See definition of "Borrowing Base
           -------------------------
Property".

           Borrowing Base Debt Service Coverage Ratio. As of any date of
           ------------------------------------------
determination, the ratio of (i) Borrowing Base Net Operating Income as determined on such date divided by 4, to (ii) the Assumed Test Debt Service
                        ------- --
applicable to the quarter upon which the Borrowing Base Net Operating income was based.

           Borrowing Base Net Operating Income. As of any date of determination,
           -----------------------------------
the Net Operating Income calculated with respect to the Real Estate Assets which are Borrowing Base Properties during the quarter upon which such Net Operating Income is based, provided that such Net Operating Income shall be adjusted on a
                 --------
pro forma basis to account for Real Estate Assets that were acquired by the
--- -----
Borrower and added to the Borrowing Base during such quarter by projecting the results generated by any such Real Estate Asset for the portion of the applicable quarter during which the Borrower owned (or ground-leased) such Real Estate Asset over the entire applicable quarter.

           Borrowing Base Property. As of any date of determination, an
           -----------------------
Unencumbered Asset owned by the Borrower that: (i) is a Permitted Property, (ii) is not the subject of a Disqualifying Structural Event, (iii) is not the subject of a Disqualifying Environmental

Event, (iv) is not a Real Estate Asset Under Development, (v) is wholly-owned or ground-leased by the Borrower, (vi) is not subject to a Non-Material Breach, and
(vii) has been designated by the Borrower in writing to the Agent as a Real Estate Asset that is a Borrowing Base Property, provided that on such date of
                                                --------
determination, the Unencumbered Assets that are Borrowing Base Properties shall have been 85% leased in the aggregate as of the date of such determination, and provided, further, that each request to include an Unencumbered Asset as a
--------  -------
Borrowing Base Property shall be accompanied by a compliance certificate in the form of Exhibit C-5 attached hereto (the foregoing clauses (i) through (vii) and
        -----------
the succeeding provisos being herein referred to collectively as the "Borrowing
               --------
Base Conditions"). The Borrowing Base Properties that constitute the Borrowing Base on the Closing Date are set forth on Schedule 3.
                                          ----------
           Borrowing Base Value. As of any date of determination, an amount
           --------------------
equal to (i) the Borrowing Base Net Operating Income from the Borrowing Base Properties as determined on such date minus (ii) the amount by which the Annual
                                      -----
Borrowing Base Capital Expenditures applicable to the quarter upon which such Borrowing Base Net Operating Income was based exceeds the amount deducted for Capital Expenditures in determining such Borrowing Base Net Operating Income, with the number resulting from such subtraction being divided by the
                                                      ------- --
Capitalization Rate; provided that such Borrowing Base Net Operating Income
                     --------
shall be adjusted on a pro forma basis to account for Real Estate Assets that
                       --- -----
were acquired by the Borrower and added to the Borrowing Base during such quarter by projecting the results generated by any such Real Estate Asset for the portion of the applicable quarter during which the Borrower owned (or ground-leased) such Real Estate Asset over the entire applicable quarter.

           BP Group. Collectively, (i) BPLP, (ii) the Guarantor, (iii) the
           --------
respective Subsidiaries of BPLP and the Guarantor and (iv) the Partially-Owned Real Estate Holding Entities.

           Buildings. Individually and collectively, the buildings, structures
           ---------
and improvements now or hereafter located on the Real Estate Assets.

           Business Day. Any day on which banking institutions in Boston,
           ------------
Massachusetts, are open for the transaction of banking business and, in the case of Eurodollar Rate Loans, also a day which is a Eurodollar Business Day.

           Capital Expenditures. Any expenditure for any item that would be
           --------------------
treated or defined as a capital expenditure under GAAP or the Code.

           Capitalization Rate.  The Capitalization Rate shall be 9.5%.
           -------------------

           Capitalized Leases. Leases under which the Borrower or any of its
           ------------------
Subsidiaries or any Partially-Owned Entity is the lessee or obligor, the discounted future rental obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with GAAP.

           CERCLA.  See (S)7.18.
           ------

           Closing Date. The first date on which all of the conditions set forth
           ------------
in (S)12 have been satisfied.

           Code. The Internal Revenue Code of 1986, as amended and in effect
           ----
from time to time.

           Completed Loan Request. A loan request accompanied by all information
           ----------------------
required to be supplied under the applicable provisions of (S)2.4.

           Commitment. With respect to each Bank, the amount set forth from time
           ----------
to time on Schedule 4 hereto as the amount of such Bank's Commitment to make
           ----------
Loans to, and to participate in the issuance, extension and renewal of Letters of Credit for the account of, the Borrower as such Schedule 4 may be amended
                                                   ----------
from time to time in accordance with the terms of this Agreement.

           Commitment Percentage. With respect to each Bank, the percentage set
           ---------------------
forth on Schedule 4 hereto as such Bank's percentage of the Total Commitment, as
         ----------
such Schedule 4 may be amended from time to time in accordance with the terms of
     ----------
this Agreement.

           Consolidated or consolidated. With reference to any term defined
           ----------------------------
herein, shall mean that term as applied to the accounts of the Borrower and its Subsidiaries, or the Guarantor and its Subsidiaries (as the case may be), consolidated in accordance with GAAP in accordance with the terms of this Agreement.

           Consolidated EBITDA. In relation to the Borrower, the Guarantor and
           -------------------
their respective Subsidiaries for any fiscal quarter, an amount equal to, without double-counting, the net income or loss of the Borrower, the Guarantor and their respective Subsidiaries determined in accordance with GAAP (before minority interests and excluding the adjustment for so-called "straight-line rent accounting") for such quarter, plus the following to the extent deducted in
                                    ----
computing such Consolidated net income for such quarter: (i) Consolidated Total Interest Expense for such quarter and (ii) real estate depreciation, amortization and other extraordinary items for such quarter; and minus all gains
                                                                 -----
(or plus all losses) attributable to the sale or other disposition of assets or
    ----
debt restructurings in such quarter, in each case adjusted to include only the funds actually received in cash by the Borrower, the Guarantor and their respective Subsidiaries from any Partially-Owned Entity.

           Consolidated Fixed Charges. For any fiscal quarter, an amount equal
           --------------------------
to (i) Consolidated Total Interest Expense for such quarter plus (ii) the
                                                            ----
aggregate amount of scheduled principal payments of Indebtedness (excluding optional prepayments, balloon payments at maturity and any mid-term balloon payments of principal with respect to Indebtedness otherwise requiring equal periodic amortization payments of principal and interest over the term of such Indebtedness (and any balloon payments at maturity with respect to such Indebtedness)) required to be made during such quarter by the Borrower, the Guarantor and their respective Subsidiaries on a Consolidated basis plus (iii) the aggregate amount of capitalized interest required in
      ----
accordance with GAAP to be paid or accrued during such quarter by the Borrower, the Guarantor or their respective Subsidiaries plus (iv) Annualized Capital
                                               ----
Expenditures applicable to such quarter divided by 4.
                                        ------- --
           Consolidated Total Adjusted Asset Value. As of any date of
           ---------------------------------------
determination, an amount equal to (a) the sum of (i) the Fair Market Value of Real Estate as of such date, plus (ii) 100% of the value of Unrestricted Cash
                             ----
and Cash Equivalents on such date, plus (iii) 100% of the Development Costs incurred and paid to date by the Borrower with respect to any Real Estate Assets which are Real Estate Assets Under Development on such date, provided that, for
                                                             --------
purposes of this clause (iii), the aggregate amount of Development Costs included in the calculation of Consolidated Total Adjusted Asset Value shall not exceed an amount equal to 20% of the sum of the Fair Market Value of Real Estate Assets on such date plus the value of Unrestricted Cash and Cash Equivalents on
                    ----
such date (the "Eligible Real Estate Development Costs"), plus (iv) the
                                                          ----
aggregate amount of principal under any Mortgage that will be due and payable to the Borrower or its Subsidiaries (to the extent of Borrower's direct or indirect interest therein).

           Consolidated Net Worth. As at any date of determination, an amount
           ----------------------
equal to the Consolidated net worth of the Borrower and its Subsidiaries, as determined in accordance with GAAP.

           Consolidated Total Indebtedness. As of any date of determination,
           -------------------------------
Consolidated Total Indebtedness means for the Borrower, the Guarantor and their respective Subsidiaries, the sum of (without double-counting), (i) all Accounts Payable on such date, (ii) all Indebtedness outstanding on such date, and (iii) all Letters of Credit outstanding on such date, in each case whether Recourse, Without Recourse or contingent, provided, however, that amounts not drawn under
                                --------  -------
the Revolving Credit Loans or any other Indebtedness on such date shall not be included in calculating Consolidated Total Indebtedness, and provided, further,
                                                             --------  -------
that (without double-counting) (i) all amounts of guarantees, indemnities for borrowed money, stop-loss agreements and the like provided by the Borrower, the Guarantor or any of their respective Subsidiaries, in each case in connection with and guarantying repayment of amounts outstanding under any other Indebtedness, (ii) all amounts for which a letter of credit has been issued for the account of the Borrower, the Guarantor or any of their respective Subsidiaries, (iii) all amounts of bonds posted by the Borrower, the Guarantor or any of their respective Subsidiaries guaranteeing performance or payment obligations and (iv) all liabilities of the Borrower, the Guarantor or any of their respective Subsidiaries as partners, members or the like for liabilities of partnerships or other entities in which any of them have an equity interest, which liabilities are for borrowed money or any of the matters listed in clauses
(i), (ii) or (iii) above shall be included in Consolidated Total Indebtedness. For purposes hereof, the value of Accounts Payable shall be determined in accordance with GAAP, and the amount of borrowed money shall equal the sum of
(a) the amount of borrowed money as determined in accordance with GAAP plus (b)
                                                                       ----
the amount of those
contingent liabilities for borrowed money set forth in subsections (i) through
(iv) above, but shall exclude any adjustment for so-called "straight-line interest accounting" or the "constant yield to maturity method" required under GAAP.

           Consolidated Total Interest Expense. For any fiscal quarter, the
           -----------------------------------
aggregate amount of interest required in accordance with GAAP to be paid or accrued (but excluding interest reserves funded from the proceeds of any construction loan), without double-counting, by the Borrower, the Guarantor and their respective Subsidiaries during such quarter on: (i) all Indebtedness of the Borrower, the Guarantor and their respective Subsidiaries (including the Loans and including original issue discount and amortization of prepaid interest, if any) (ii) all amounts available for borrowing, or for drawing under letters of credit, if any, issued for the account of the Borrower, the Guarantor or their respective Subsidiaries, but only if such interest was or is required to be reflected as an item of expense, and (iii) all commitment fees, agency fees, facility fees, balance deficiency fees and similar fees and expenses in connection with the borrowing of money.

           Conversion Request. A notice given by the Borrower to the Agent of
           ------------------
its election to convert or continue a Loan in accordance with (S)2.5.

           Default. When used with reference to this Agreement or any other Loan
           -------
Document, an event or condition specified in (S)14.1 that, but for the requirement that time elapse or notice be given, or both, would constitute an Event of Default.

           Development Costs. Construction, development and/or acquisition costs
           -----------------
relating to a Real Estate Asset Under Development, provided that for Real Estate Assets Under Development owned by any Partially-Owned Entity, the Development Costs of such Real Estate Asset Under Development shall only be the Borrower's pro-rata share of the Development Costs of such Real Estate Asset Under Development (based on the greater of (x) the Borrower's percentage equity interest in such Partially-Owned Entity or (y) the Borrower's obligation to provide funds to such Partially-Owned Entity).

           Disqualifying Environmental Event. Any Release or threatened Release
           ---------------------------------
of Hazardous Substances, any violation of Environmental Laws or any other similar environmental event with respect to any Borrowing Base Property that will, in the Borrower's and the Agent's reasonable opinion cost in excess of $1,000,000 to remediate or, which, with respect to the Borrowing Base Properties, will, in the Borrower's and Agent's reasonable opinion cost in excess of $20,000,000 in the aggregate to remediate, provided that for all such
                                                     --------
environmental events that, individually or in the aggregate, in the Borrower's and the Agent's reasonable judgment will cost in excess of $20,000,000 to remediate, the Borrower has received an indemnification, in form and substance satisfactory to Agent, for an amount at least equal to $10,000,000 from a third party, who, in the reasonable opinion of Agent, is a credit-worthy entity.

           Disqualifying Structural Event. Any structural issue, which, with
           ------------------------------
respect to any Borrowing Base Property other than rehab properties, will, in the Borrower's and the

Agent's reasonable opinion cost in excess of $1,000,000 to fix or, which, with respect to the Borrowing Base Properties other than rehab properties, will, in the Borrower's and Agent's reasonable opinion cost in excess of $10,000,000 in the aggregate to fix, provided that if, in the Borrower's and Agent's reasonable opinion, such structural issues will cost in excess of $10,000,000 in the aggregate to fix, the Borrowing Base Value shall be reduced by an amount equal to the aggregate of all costs in excess of such $10,000,000.

           Distribution.  With respect to:
           ------------

                          (i) the Borrower, any distribution of cash or other cash equivalent, directly or indirectly, to the partners of the Borrower; or any other distribution on or in respect of any partnership interests of the Borrower; and

                          (ii) the Guarantor, the declaration or payment of any dividend on or in respect of any shares of any class of capital stock of Guarantor, other than dividends payable solely in shares of common stock by Guarantor; the purchase, redemption, or other retirement of any shares of any class of capital stock of the Guarantor, directly or indirectly through a Subsidiary of the Guarantor or otherwise; the return of capital by the Guarantor to its shareholders as such; or any other distribution on or in respect of any shares of any class of capital stock of the Guarantor.

           Dollars or $. Dollars in lawful currency of the United States of
           ------------
America.

           Drawdown Date. The date on which any Revolving Credit Loan is made or
           -------------
is to be made, and the date on which any Revolving Credit Loan is converted or continued in accordance with (S)2.5.

           Eligible Amount. As of the date that any Loan is to be made
           ---------------
hereunder, an amount equal to the lesser of (i) the maximum amount that would permit Unsecured Consolidated Total Indebtedness (after giving effect to such Loan) to be less than 60% of Borrowing Base Value on such date and (ii) the maximum amount that would permit the Borrowing Base Debt Service Coverage Ratio (after giving effect to such Loan) to be no less than 1.4 to 1.0. In no event, however, shall Eligible Amount be in excess of $300,000,000.

           Eligible Assignee. Any of (a) a commercial bank organized under the
           -----------------
laws of the United States, or any State- thereof or the District of Columbia, and having total assets in excess of $1,000,000,000; (b) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having a net worth of at least $100,000,000, calculated in accordance with GAAP; and (c) a commercial bank organized under the laws of any other country (including the central bank of such country) which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, provided that such
                                                              --------
bank is acting through a branch or agency located in the United States of America.

           Eligible Real Estate Development Costs. See definition of
           --------------------------------------
"Consolidated Total Adjusted Asset Value".

           Employee Benefit Plan. Any employee benefit plan within the meaning
           ---------------------
of (S)3(3) of ERISA maintained or contributed to by 'the Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

           Environmental Laws.  See (S)7.18(a).
           ------------------

           Environmental Reports.  See (S)7.18
           ---------------------

           ERISA. The Employee Retirement Income Security Act of 1974, as
           -----
amended and in effect from time to time.

           ERISA Affiliate. Any Person which is treated as a single employer
           ---------------
with the Borrower under (S)414 of the Code.

           ERISA Reportable Event. A reportable event with respect to a
           ----------------------
Guaranteed Pension Plan within the meaning of (S)4043 of ERISA and the regulations promulgated thereunder as to which the requirement of notice has not been waived.

           Escrow Agent. The Person designated as the escrow agent in the Escrow
           ------------
Agreement.

           Escrow Agreement. The Escrow Agreement, dated as of the Escrow
           ----------------
Closing Date, among BPLP, the Agent, the Escrow Agent and certain other parties, the form of which is attached hereto as Exhibit D.
                                        ---------

           Escrow Closing.  See (S)11.
           --------------

           Escrow Closing Date. The date on which the Loan Documents are placed
           -------------------
in escrow pursuant to the terms of the Escrow Agreement, but in any event, no later than June 16, 1997 unless the parties hereto otherwise agree in writing.

           Eurocurrency Reserve Rate. For any day with respect to a Eurodollar
           -------------------------
Rate Loan, the maximum rate (expressed as a decimal) at which any Bank subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

           Eurodollar Breakage Costs. With respect to any Eurodollar Rate Loan
           -------------------------
to be prepaid prior to the end of the applicable Interest Period or not drawn after elected, a prepayment "breakage" fee in an amount determined by the Agent in the following manner:

                       (i) First, the Agent shall determine the amount by which (a) the total amount of interest which would have otherwise accrued hereunder on each installment of principal prepaid or not so drawn, during the period beginning on the date of such prepayment or failure to draw and ending on the last day of the applicable Eurodollar Rate Loan Interest Period (the "Reemployment Period"), exceeds (b) the total amount of interest which would accrue, during the Reemployment Period, on any readily marketable bond or other obligation of the United States of America designated by the Agent in its sole discretion at or about the time of such payment, such bond or other obligation of the United States of America to be in an amount equal (as nearly as may be) to the amount of principal so paid or not drawn after elected and to have maturity at the end of the Reemployment Period, and the interest to accrue thereon to take account of amortization of any discount from par or accretion of premium above par at which the same is selling at the time of designation. Each such amount is hereinafter referred to as an "Installment Amount".

                       (ii) Second, each Installment Amount shall be treated as payable on the last day of the Eurodollar Rate Loan Interest Period which would have been applicable had such principal installment not been prepaid or not borrowed.

                       (iii) Third, the amount to be paid on each such date shall be the present value of the Installment Amount determined by discounting the amount thereof from the date on which such Installment Amount is to be treated as payable, at the same yield to maturity as that payable upon the bond or other obligation of the United States of America designated as aforesaid by the Agent.

           Eurodollar Business Day. Any day on which commercial banks are open
           -----------------------
for international business (including dealings in Dollar deposits) in London or such other eurodollar interbank market as may be selected by the Agent in its sole discretion acting in good faith.

           Eurodollar Rate. For any Interest Period with respect to a Eurodollar
           ---------------
Rate Loan, the rate per annum equal to the quotient (rounded upwards to the nearest 1/16 of one percent) of (a) the rate at which the Agent is offered Dollar deposits two Eurodollar Business Days prior to the beginning of such Interest Period in an interbank eurodollar market where the eurodollar and foreign currency and exchange operations of the Agent are customarily conducted for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the Eurodollar Rate Loan to which such Interest Period applies, divided by (b) a number equal to 1.00 minus the Eurocurrency Reserve Rate.

           Eurodollar Rate Loan(s). Revolving Credit Loans bearing interest
           -----------------------
calculated by reference to the Eurodollar Rate.

           Event of Default.  See (S)14.1.
           ----------------

           Exception Property.  See (S)10.6.
           ------------------

           Fair Market Value of Real Estate Assets. As of any date of
           ---------------------------------------
determination, an amount equal to (i) (x) Consolidated EBITDA for the most recent one (1) complete fiscal quarter (after adjustments for any straight-line rent accounting), minus (y) $.0625 multiplied by the aggregate square footage of
                  -----            ----------
all Real Estate Assets at such date; multiplied by (ii) 4; with the product
                                     ----------
being divided by (iii) the Capitalization Rate.

           Financial Statement Date.  March 31, 1977.
           ------------------------

           Formation Transactions.  As defined in the Prospectus.
           ----------------------

           Fronting Bank. BankBoston or such other Bank as the Borrower may
           -------------
identify in accordance with Section 3.1.5.

           "funds from operations". As defined in accordance with resolutions
            ---------------------
adopted by the Board of Governors of the National Association of Real Estate Investment Trusts as in effect on the Closing Date.

           GAAP. Generally accepted accounting principles, consistently applied.
           ----

           Grandfathered Properties. Individually and collectively, Long Wharf
           ------------------------
Marriott, Boston, Massachusetts and Democracy Center, Bethesda, Maryland whose individual Borrowing Base Values exceed 15% (and may exceed 20%) of the Total Commitment in effect from time to time, but whose aggregate Borrowing Base Values cannot exceed 50% of the Total Commitment in effect from time to time.

           Guaranteed Pension Plan. Any employee pension benefit plan within the
           -----------------------
meaning of (S)3(2) of ERISA maintained or contributed to by the Borrower or any Guarantor, as the case may be, or any ERISA Affiliate of any of them the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

           Guaranty. The Guaranty dated as of the date hereof made by the
           --------
Guarantor in favor of the Agent and the Banks.

           Guarantor. Boston Properties, Inc., a Delaware corporation and the
           ---------
sole general partner of the Borrower.

           Hazardous Substances. See (S)7.18(b).
           --------------------

           Indebtedness. All of the following obligations without duplication:
           ------------
(a) the Obligations to the extent outstanding from time to time; (b) all debt and similar monetary obligations for borrowed money, whether direct or indirect;
(c) all other liabilities for borrowed money secured by any Lien existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; (d) reimbursement obligations for letters of credit; and (e) all guarantees, endorsements and other contingent obligations for borrowed money whether direct or indirect in respect of indebtedness or obligations of others.

           Initial Closing Date.  See (S)11.
           --------------------

           Initial Public Offering. The initial public offering of the Guarantor
           -----------------------
as described in the Prospectus.

           Interest Payment Date. As to any Base Rate Loan, the last day of any
           ---------------------
calendar month in which such Loan is outstanding. As to any Eurodollar Rate Loan, the last day of the applicable Interest Period and when such Loan is due, and if such Interest Period is longer than three months, at intervals of three months after the first day thereof, but no less than quarterly.

           Interest Period. With respect to each Revolving Credit Loan , but
           ---------------
without duplication of any other Interest Period, (a) initially, the period commencing on the Drawdown Date of such Loan and ending on the last day of one of the following periods (as selected by the Borrower in a Completed Loan Request): (i) for any Base Rate Loan, the last day of the calendar month, and
(ii) for any Eurodollar Rate Loan, 1, 2, 3, 4 or 6 months; and (b) thereafter, each period commencing at the end of the last day of the immediately preceding Interest Period applicable to such Revolving Credit Loan and ending on the last day of the applicable period set forth in (a)(i) and (ii) above (as selected by the Borrower in a Conversion Request); provided that all of the foregoing
                                       --------
provisions relating to Interest Periods are subject to the following:

                      (A) if any Interest Period with respect to a Base Rate Loan would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day;

                      (B) if any Interest Period with respect to a Eurodollar Rate Loan would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

                      (C) if the Borrower shall fail to give notice of conversion as provided in (S)2.5, the Borrower shall be deemed to have requested a conversion of the affected Eurodollar Rate Loan to a Base Rate Loan on the last day of the then current Interest Period with respect thereto;

                      (D) any Interest Period relating to any Eurodollar Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to subparagraph (E) below, end on the last Business Day of a calendar month; and

                      (E) any Interest Period that would otherwise extend beyond the Maturity Date shall end on the Maturity Date.

           Investments. All expenditures made and all liabilities incurred
           -----------
(contingently or otherwise, but without double-counting): (i) for the acquisition of stock, partnership or other equity interests or for the acquisition of Indebtedness of, or for loans, advances, capital contributions or transfers of property to, any Person; (ii) in connection with Real Estate Assets Under Development; and (iii) for the acquisition of any other obligations of any Person. In determining the aggregate amount of Investments outstanding at any particular time: (a) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid; (b) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (c) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (a) may be deducted when paid; and (d) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

           IPO Proceeds. The proceeds of the Initial Public Offering available
           ------------
to the Borrower (after deducting the costs and expenses incurred in connection with the Initial Public Offering) in the aggregate amount of not less than (i) $600,000,000 and (ii) such greater amount as may be necessary to enable the Borrower to be in compliance with the terms of this Agreement on the Closing Date.

           Joinder Documents. The one or more Joinder Agreements among the
           -----------------
Agent, the Banks and any Wholly-owned Subsidiary which is to become a Borrower at any time after the Closing Date, the form of which is attached hereto as Exhibit G, together with all other documents, instruments and certificates
---------
required by any such Joinder Agreement to be delivered by such Wholly-owned Subsidiary to the Agent and the Banks on the date such Wholly-owned Subsidiary becomes a Borrower hereunder.

           Leases. Leases, licenses and agreements, whether written or oral,
           ------
relating to the use or occupation of space in or on the Buildings or on the Real Estate Assets by Persons other than the Borrower, its Subsidiaries or any Partially-Owned Entity.

           Leasing Costs. Collectively, leasing commissions, legal fees, design
           -------------
costs, tenant improvement costs and other costs incurred by the Borrower, its Subsidiaries or any Partially-Owned Entity in connection with entering into Leases or amendments thereto.

           Letter of Credit.  See (S)3.1.1.
           ----------------

           Letter of Credit Application.  See (S)3.1.1.
           ----------------------------

           Letter of Credit Fee.  See (S)3.6.
           --------------------

           Letter of Credit Participation.  See (S)3.1.4.
           ------------------------------

           Liabilities. All obligations, contingent and otherwise, that in
           -----------
accordance with GAAP should be classified upon the obligor's balance sheet as liabilities, or to which reference should be made by footnotes thereto, including in any event and whether or not so classified: (a) all debt and similar monetary obligations, whether direct or indirect, including, without limitation, all Indebtedness; (b) all liabilities secured by any mortgage, pledge, security interest, lien, charge, or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; and (c) all guarantees for borrowed money, endorsements and other contingent obligations, whether direct or indirect, in respect of indebtedness or obligations of others, including any obligation to supply funds (including partnership obligations and capital requirements) to or in any manner to invest in, directly or indirectly, the debtor, to purchase indebtedness, or to assure the owner of indebtedness against loss, through an agreement to purchase goods, supplies, or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise, and the obligations to reimburse the issuer in respect of any letters of credit.

           Lien.  See (S)9.2.
           ----

           Loan Documents. Collectively, this Agreement, the Letter of Credit
           --------------
Applications, the Letters of Credit, the Revolving Credit Notes, the Guaranty, the Joinder Documents and any and all other agreements, instruments, documents or certificates now or hereafter evidencing or otherwise relating to the Revolving Credit Loans and executed and delivered by or on behalf of the Borrower or its Subsidiaries or the Guarantor or its Subsidiaries in connection with or in any way relating to the Loans or the transactions contemplated by this Agreement, and all schedules, exhibits and annexes hereto or thereto, as any of the same may from time to time be amended and in effect.

           Loans.  The Revolving Credit Loans.
           -----

           Majority Banks. As of any date, the Banks whose aggregate Commitments
           --------------
constitute at least fifty-one percent (51%) of the Total Commitment.

           Maturity Date. June __, 2000, or such earlier date on which the
           -------------
Revolving Credit Loans shall become due and payable pursuant to the terms hereof.

           Maximum Drawing Amount. The maximum aggregate amount that the
           ----------------------
beneficiaries may at any time draw under outstanding Letters of Credit, as such maximum aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

           Minimum Commitment. With reference to the Agent, a Commitment equal
           ------------------
to the greater of (i) $25,000,000 or (ii) an amount which is greater than or equal to the Commitment of any other Bank.

           Moody's.  Moody's Investors Service, Inc., and its successors.
           -------

           Mortgages. Mortgage debt instruments, in which the Borrower holds a
           ---------
direct or indirect interest, for real estate that is developed.

           Multiemployer Plan. Any multiemployer plan within the meaning of
           ------------------
(S)3(37) of ERISA maintained or contributed to b the Borrower or any Guarantor as the case may be or any ERISA Affiliate.

           Net Operating Income. As at any date of determination, an amount
           --------------------
equal to (i) the aggregate rental and other income from the operation of all Real Estate Assets during the most recent complete fiscal quarter, multiplied by 4; minus (ii) all expenses and other proper charges incurred in connection with the operation of such Real Estate Assets (including, without limitation, real estate taxes, management fees, bad debt expenses and rent under ground leases) during the most recently completed fiscal quarter multiplied by 4; but, in any case, before payment of or provision for debt service charges for such fiscal quarter, income taxes for such fiscal quarter, and depreciation, amortization, and other non-cash expenses for such fiscal quarter, all as determined in accordance with GAAP (except that any rent leveling adjustments shall be excluded from rental income).

           Non-Material Breach.  See (S)14.
           -------------------

           Obligations. All indebtedness, obligations and liabilities of the
           -----------
Borrower and its Subsidiaries to any of the Banks and the Agent, individually or collectively (but without double-counting), under this Agreement and each of the other Loan Documents and in respect of any of the Loans and the Revolving Credit Notes and Reimbursement Obligations incurred and the Letter of Credit Applications and the Letters of Credit and other instruments at any time evidencing any thereof, whether existing on the date of this Agreement or arising or incurred hereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise.

           Organizational Documents. Collectively, (i) the Agreement of Limited
           ------------------------
Partnership of BPLP, (ii) the Certificate of Limited Partnership of BPLP, (iii) the Certificate of Incorporation of the Guarantor, (iv) the by-laws of the Guarantor, and (v) all of the partnership agreements, corporate charters and by-laws, limited liability company operating agreements, joint venture agreements or similar agreements, charter documents and certificates or other agreements relating to the formation, organization or governance of any Borrower (including, without limitation, any Wholly-owned subsidiary who becomes a Borrower from time to time hereunder), in each case as any of the foregoing may be amended in accordance with Section 8.21.

           Outside Closing Date.  See (S)11.
           --------------------

           Partially-Owned Entity(ies). Any of the partnerships, associations,
           --------------------------
corporations, limited liability companies, trusts, joint ventures or other business entities in which the Borrower and/or the Guarantor, directly, or indirectly through its full or partial ownership of another entity, own an equity interest, but which is not required in accordance with GAAP to be consolidated with the Borrower or the Guarantor for financial reporting purposes.

           PBGC. The Pension Benefit Guaranty Corporation created by (S)4002
           ----
of ERISA and any successor entity or entities having similar responsibilities.

           Permits. All governmental permits, licenses, and approvals necessary
           -------
for the lawful operation and maintenance of the Real Estate Assets.

           Permitted Liens.  Liens permitted by (S)9.2.
           ---------------

           Permitted Property. A property which is an office property, an
           ------------------
industrial property or a hotel property (including any of such properties being rehabilitated or expanded), including properties having uses ancillary to any of the foregoing, including, without limitation, retail and parking facilities which are ancillary to any such office, industrial or hotel property.

           Person. Any individual, corporation, partnership, trust, limited
           ------
liability company, unincorporated association, business, or other legal entity, and any government (or any governmental agency or political subdivision thereof).

           Preliminary Prospectus.  See (S)7.22(a).
           ----------------------

           Prospectus.  See (S)7.22(a).
           ----------

           Prospectus Financials.  See (S)7.4(a)
           ---------------------

           Protected Interest Rate Agreement. An agreement which evidences the
           ---------------------------------
interest protection arrangements required by (S)8.16 hereof, and all extensions, renewals, modifications, amendments, substitutions and replacements thereof

           Rate Period. The period beginning on the day following delivery to
           -----------
the Agent of the annual or quarterly financial statements required to be delivered pursuant to Sections 8.4(a) or (b) and ending two days after the day on which the next quarterly (or annual, if applicable) financial statements are delivered to the Agent.

           RCRA.  See (S)7.18.
           ----

           Real Estate Assets. The fixed and tangible properties consisting of
           ------------------
land, buildings and/or other improvements owned or ground-leased by the Borrower, by the Guarantor or by any other member of the BP Group at the relevant time of reference thereto, including, without limitation, the Borrowing Base Properties at such time of reference, but excluding all leaseholds other than ground leases having an unexpired term of not less than thirty (30) years from the date hereof (which ground lease unexpired term will include only renewal options exercisable solely at the ground lessee's option and, if exercisable prior to the Maturity Date, so exercised).

           Real Estate Assets Under Development. Any Real Estate Assets for
           ------------------------------------
which the Borrower, Guarantor, any of the Borrower's Subsidiaries or any Partially-Owned Entity is actively pursuing construction of one or more Buildings or other improvements and for which construction is proceeding to completion without undue delay from Permit denial, construction delays or otherwise, all pursuant to such Person's ordinary course of business, provided that any such Real Estate Asset (or, if applicable, any Building comprising a portion of any such Real Estate Asset) will no longer be considered a Real Estate Asset Under Development when a certificate of occupancy has issued for such Real Estate Asset (or Building) or such Real Estate Asset (or Building) may otherwise be lawfully occupied for its intended use. Notwithstanding the foregoing, tenant improvements (where available) to previously constructed and/or leased Real Estate Assets shall not be considered Real Estate Assets Under Development.

           Record. The grid attached to any Revolving Credit Note, or the
           ------
continuation of such grid, or any other similar record, including computer records, maintained by any Bank with respect to any Loan.

           Recourse. With reference to any obligation or liability, any
           --------
liability or obligation that is not Without Recourse to the obligor thereunder, directly or indirectly. For purposes hereof, a Person shall not be deemed to be "indirectly" liable for the liabilities or obligations of an obligor solely by reason of the fact that such Person has an ownership interest in such obligor, provided that such Person is not otherwise legally liable, directly or indirectly, for such obligor's liabilities or obligations (e.g., by reason of a guaranty or contribution obligation, by operation of law or by reason of such Person being a general partner of such obligor).

           Registration Statement.  See (S)7.22(a).
           ----------------------

           Reimbursement Obligation. The Borrower's obligation to reimburse the
           ------------------------
Banks and the Agent on account of any drawing under any Letter of Credit as provided in (S).3.2. Notwithstanding the foregoing, unless the Borrower shall notify the Agent of its intent to repay the Reimbursement Obligation on the date of the related drawing under any Letter of Credit as provided in (S).3.2 and such Reimbursement Obligation is in fact paid by the Borrower on such date, such Reimbursement Obligation shall simultaneously with such drawing be converted to and become a Base Rate Loan as set forth in (S)3.3.

           REIT. A "real estate investment trust", as such term is defined in
           ----
Section 856 of the Code.

           Release.  See (S)7.18(c)(iii).
           -------

           Required Banks. As of any date, the Banks whose aggregate Commitments
           --------------
constitute at least sixty-six and two-thirds percent (66-2/3%) of the Total Commitment.

           Revolving Credit Loan(s). Each and every revolving credit loan made
           ------------------------
or to be made or deemed made by the Banks to the Borrower pursuant to (S)2 or
(S)3.3.

           Revolving Credit Notes. Collectively, the separate promissory notes
           ----------------------
of the Borrower in favor of each Bank in substantially the form of Exhibit A hereto, in the aggregate principal amount of $300,000,000, dated as of the date hereof or as of such later date as any Person becomes a Bank under this Agreement, and completed with appropriate insertions, as each of such notes may be amended and/or restated from time to time.

           Revolving Credit Note Record. A Record with respect to the Revolving
           ----------------------------
Credit Notes.

           S&P. Standard & Poor's Ratings Group, a division of McGraw-Hill,
           ---
Inc., and its successors.

           SARA. See (S)7.18.
           ----

           SEC.  See (S)7.22(a).
           ---

           SEC Filings. Collectively, (i) the Registration Statement, (ii) the
           -----------
Prospectus, (iii) the Preliminary Prospectus, (iv) each Form 10-K and Form 8-K filed by the Guarantor with the SEC from time to time and (v) each of the other public forms and reports filed by the Guarantor with the SEC from time to time.

           Secured Consolidated Total Indebtedness. As of any date of
           ---------------------------------------
determination, the aggregate principal amount of Consolidated Total Indebtedness of the Borrower, the Guarantor and their Subsidiaries outstanding at such date secured by a Lien evidenced by a mortgage, deed of trust or other similar security instrument on properties or other assets of the Borrower, the Guarantor or their Subsidiaries, without regard to Recourse.

           Subsidiary. Any corporation, association, partnership, limited
           ----------
liability company, trust, joint venture or other business entity which is required to be consolidated with the Borrower or the Guarantor in accordance with GAAP.

           Total Commitment. As of any date, the sum of the then current
           ----------------
Commitments of the Banks, provided that the Total Commitment shall not at any time exceed $300,000,000.

           Type. As to any Revolving Credit Loan, its nature as a Base Rate Loan
           ----
or a Eurodollar Rate Loan.

           Unanimous Bank Approval. The written consent of each Bank that is a
           -----------------------
party to this Agreement at the time of reference.

           Unencumbered Asset. Any Real Estate Asset that on any date of
           ------------------
determination is not subject to any Liens (excluding (i) any such Lien imposed by the organizational documents of the owner of such asset relating solely to a restriction on the timing of any sale or refinancing of such Real Estate Asset which does not materially and adversely affect the value of such Real Estate Asset and with respect to which the Agent has been specifically notified, and
(ii) any Permitted Liens).

           Uniform Customs. With respect to any Letter of Credit, the Uniform
           ---------------
Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, or any successor version thereof adopted by the Agent in the ordinary course of its business as a letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

           Unsecured Consolidated Total Indebtedness. As of any date of
           -----------------------------------------
determination, the aggregate principal amount of Consolidated Total Indebtedness of the Borrower, the Guarantor and their Subsidiaries outstanding at such date (including, without limitation, all the Obligations under this Agreement as of such date), that is not secured by a Lien evidenced by a mortgage, deed of trust or other similar security interest.

           Unrestricted Cash and Cash Equivalents. As of any date of
           --------------------------------------
determination, the sum of (a) the aggregate amount of unrestricted cash then actually held by the Borrower or any of its Subsidiaries (excluding without limitation, until forfeited or otherwise entitled to be retained by the Borrower or any of its Subsidiaries, tenant security and other restricted deposits) and
(b) the aggregate amount of unrestricted cash equivalents (valued at fair market value) then held by the Borrower or any of its Subsidiaries. As used in this definition, (i) "unrestricted" means the specified asset is not subject to any Liens in favor of any Person and (ii) "cash equivalents" means that such asset has a liquid, par value in cash and is convertible to cash on demand. Notwithstanding anything contained herein to the contrary, the term Unrestricted Cash and Cash Equivalents shall not include the Commitments of the Banks to make Loans under this Agreement.

           Unused Facility Fee.  See (S)2.3(d).
           -------------------

           Value of Unencumbered Assets. As at any date of determination, the
           ----------------------------
sum of (i) the Borrowing Base Value plus (ii) Unrestricted Cash and Cash
                                    ----
Equivalents on such date.

           Wholly-owned Subsidiary. Any Subsidiary which the Borrower and/or the
           -----------------------
Guarantor shall at all times own directly or indirectly (through a Subsidiary or Subsidiaries) at least a majority (by number of votes or controlling interests) of the outstanding voting interests and ninety-nine percent (99%) of the economic interests. For purposes of this definition, (i) with respect to any Subsidiary of the Borrower or the Guarantor which is a Massachusetts nominee trust, references to such Subsidiary shall be deemed to be references to the beneficiary or beneficiaries of such nominee trust, and (ii) BPLP shall not be permitted to be released from its Obligations as a Borrower hereunder, notwithstanding any provision of (S)8.14.

           "Without Recourse" or "without recourse". With reference to any
            ----------------      ----------------
obligation or liability, any obligation or liability for which the obligor thereunder is not liable or obligated other than as to its interest in a designated Real Estate Asset or other specifically identified asset only, subject to such limited exceptions to the non-recourse nature of such obligation or liability, such as, but not limited to, fraud, misappropriation, misapplication and environmental indemnities, as are usual and customary in like transactions involving institutional lenders at the time of the incurrence of such obligation or liability.

           (S)1.2. Rules of Interpretation.
                   -----------------------

                               (i) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms or the terms of this Agreement.

                               (ii)  The singular includes the plural and
                   the plural includes the singular.

                               (iii) A reference to any law includes any
                   amendment or modification to such law.

                               (iv)  A reference to any Person includes its
                   permitted successors and permitted assigns.

                               (v)   Accounting terms not otherwise defined
                   herein have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis by the accounting entity to which they refer.

                               (vi)   The words "include", "includes" and
                   "including" are not limiting.

                               (vii) All terms not specifically defined herein or by generally accepted accounting principles, which terms are defined in the Uniform Commercial Code as in effect in Massachusetts, have the meanings assigned to them therein.

                               (viii) Reference to a particular "(S)" refers
                   to that section of this Agreement unless otherwise indicated.

                               (ix) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Agreement as a whole and not to any particular section or subdivision of this Agreement.

           (S)2.   THE REVOLVING CREDIT FACILITY.
                   -----------------------------

           (S)2.1  Commitment to Lend. Subject to the provisions of (S)2.4
                   ------------------
and the other terms and conditions set forth in this Agreement, each of the Banks severally agrees to lend to the Borrower, and the Borrower may borrow, repay, and reborrow from each Bank from time to time between the Closing Date and the Maturity Date upon notice by the Borrower to the Agent (with copies to the Agent for each Bank) given in accordance with (S)2.4 hereof, such sums as are requested by the Borrower up to a maximum aggregate principal amount outstanding (after giving effect to all amounts requested) at any one time equal to such Bank's Commitment minus an amount equal to such Bank's Commitment
                          -----
Percentage multiplied by the Maximum Drawing Amount; provided that the sum of
           ----------                                --------
the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested) plus, without double-counting the portion, if any, of any
                   ----
Letter of Credit which is drawn and included in the Revolving Credit Loans, all outstanding Reimbursement Obligations shall not at any time exceed the lesser of
(i) the Total Commitment and (ii) the Borrowing Base Availability at such time, and provided, further, that at the time the Borrower requests a Revolving Credit
    --------  -------
Loan and after giving effect to the making thereof: (i) in the case of any borrowing, all of the conditions in (S)13 (and in the case of any initial borrowing, also the conditions in (S)12) have been met at the time of such request, and (ii) there has not occurred and is not continuing (or will not occur by reason of) any Default or Event of Default; it being acknowledged and agreed that the Borrower shall be permitted to request and borrow Loans if a Non-Material Breach (rather than a Default or Event of Default) exists, provided
                                                                        --------
that in the event that such Non-Material Breach relates to a Real Estate Asset forming part of the Borrowing Base at such time, such Real Estate Asset shall be excluded from the calculation of Borrowing Base Availability for all purposes in the compliance certificate accompanying any Completed Loan Request.

           The Revolving Credit Loans shall be made pro rata in accordance with
                                                    --- ----
each Bank's Commitment Percentage. Each request for a Revolving Credit Loan made pursuant to (S)2.4 hereof shall constitute a representation and warranty by the Borrower
that the conditions set forth in (S)12 have been satisfied (except to the extent any such condition has been waived and/or deferred in writing by the Agent and the required number of Banks) as of the Closing Date and that the conditions set forth in (S)13 have been satisfied (except to the extent any such condition has been waived and/or deferred in writing by the Agent and the required number of Banks) on the date of such request and will be satisfied (except to the extent any such condition has been waived and/or deferred in writing by the Agent and the required number of Banks) on the proposed Drawdown Date of the requested Loan or issuance of Letter of Credit, as the case may be, provided that the making of such representation and warranty by the Borrower
--------
shall not limit the right of any Bank not to lend if such conditions have not been met. No Revolving Credit Loan shall be required to be made by any Bank unless (in connection with the initial Revolving Credit Loan or Letter of Credit) all of the conditions contained in (S)12 have been satisfied (except to the extent any such condition has been waived and/or deferred in writing by the Agent and the required number of Banks) as of the Closing Date and unless all of the conditions set forth in (S)13 have been met at the time of any request for a Revolving Credit Loan (except to the extent any such condition has been waived and/or deferred in writing by the Agent and the required number of Banks).

           (S)2.2. The Revolving Credit Notes. The Revolving Credit Loans
                   --------------------------
shall be evidenced by the Revolving Credit Notes. A Revolving Credit Note shall be payable to the order of each Bank in an aggregate principal amount equal to such Bank's Commitment. The Borrower irrevocably authorizes each Bank to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal on such Bank's Revolving Credit Notes, an appropriate notation on such Bank's Revolving Credit Note Record reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on such Bank's Revolving Credit Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such
----- -----
Bank, but the failure to record, or any error in so recording, any such amount on such Bank's Revolving Credit Note Record shall not limit or otherwise affect the rights and obligations of the Borrower hereunder or under any Revolving Credit Note to make payments of principal of or interest on any Revolving Credit Note when due.

           (S)2.3. Interest on Revolving Credit Loans; Fees.
                   ----------------------------------------

                   (a) Each Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto (unless earlier paid in accordance with (S)4.2) at a rate equal to the Base Rate.

                   (b) Each Eurodollar Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto (unless earlier paid in accordance with (S)4.2) at a rate equal to the Eurodollar Rate determined for such Interest Period plus the Applicable Margin.

                      (c) The Borrower unconditionally promises to pay interest on each Revolving Credit Loan in arrears on each Interest Payment Date with respect thereto.

                      (d) The Borrower agrees to pay to the Agent, for the accounts of the Banks in accordance with their respective Commitment Percentages, an unused facility fee calculated at the rate of (i) one-quarter of one percent (1/4%) per annum on the Average Unused Commitment during each calendar quarter or portion thereof during which the Average Unused Commitment is less than or equal to one-half (1/2) of the Total Commitment then in effect and (ii) one eighth of one percent (1/8%) per annum on the Average Unused Commitment during each calendar quarter or portion thereof during which the Average Unused Commitment is greater than one-half (1/2) of the Total Commitment then in effect (the "Unused Facility Fee"). The Unused Facility Fee shall be payable quarterly in arrears on the first Business Day of each calendar quarter for the immediately preceding calendar quarter commencing on the first such date following the Closing Date through the Maturity Date, with a final payment on the Maturity Date.

           (S)2.4. Requests for Revolving Credit Loans.
                   -----------------------------------

           The following provisions shall apply to each request by the Borrower for a Revolving Credit Loan:

                               (i) The Borrower shall submit a Completed Loan Request to the Agent, together with a duplicate copy of such Completed Loan Request for each Bank which is then a party to this Agreement at the time such loan request is made. Such Completed Loan Requests shall be delivered in separate envelopes to the Agent and be addressed to the Agent and each Bank, respectively, and each such envelope shall be conspicuously marked with the following legend:
                      "LOAN REQUEST -- TIME SENSITIVE -- MUST RESPOND WITHIN [2/4] DAYS" and with the appropriate period filled in. Except as otherwise provided herein, each Completed Loan Request shall be in a minimum amount of $1,000,000 or an integral multiple of $100,000 in excess thereof. Each Completed Loan Request shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept the Revolving Credit Loans requested from the Banks on the proposed Drawdown Date, unless such Completed Loan Request is withdrawn (x) in the case of a request for a Eurodollar Rate Loan, at least four (4) Business Days prior to the proposed Drawdown Date for such Loan, and (y) in the case of a request for a Base Rate Loan, at least two (2) Business Days prior to the proposed Drawdown Date for such Loan.

                               (ii)  Each Completed Loan Request shall be
                      delivered by the Borrower to the Agent by 10:00 a.m. on any Business Day, and at least two (2) Business Days prior to the proposed Drawdown Date of any Base Rate Loan, and at least four (4) Business Days prior to the proposed Drawdown Date of any Eurodollar Rate Loan.

                               (iii) Each Completed Loan Request shall include a completed writing in the form of Exhibit B hereto
                                                         ---------
                      specifying: (1) the principal amount of the Revolving Credit Loan requested, (2) the proposed Drawdown Date of such Revolving Credit Loan, (3) the Interest Period applicable to such Revolving Credit Loan, and (4) the Type of such Revolving Credit Loan being requested.

                                (iv)  No Bank shall be obligated to fund any
                     Revolving Credit Loan or issue any Letter of Credit unless:

                                      (a)  a Completed Loan Request has been
                               timely received by the Agent as provided in subsection (i) above; and

                                      (b)  both before and after giving effect
                               to the Revolving Credit Loan or Letter of Credit to be made or issued pursuant to the Completed Loan Request, all of the conditions contained in
                               (S)12 shall have been satisfied (to the extent such conditions have not been waived and/or deferred in writing by the Agent and the required number of Banks prior to the initial advance) as of the Closing Date, with respect to the initial advance only, and all of the conditions set forth in (S)13 shall have been met, including, without limitation, the condition under
                               (S)13.1 that there be no Default or Event of Default under this Agreement; and

                                      (c)  the Agent shall have received (with
                               copies to the Agent for each Bank) a certificate in the form of Exhibit C-1 hereto signed by the
                                              -----------
                               chief financial officer, treasurer or controller of the Borrower setting forth computations evidencing compliance with the covenants contained in (S)10 on a pro forma basis after
                                                       ---------
                               giving effect to such requested Revolving Credit Loan (including, without limitation, a certification that, to the best of the Borrower's knowledge, if the Borrowing Base Value and the Borrowing Base Debt Service Coverage Ratio were to be calculated on the Drawdown Date of any Loan for the period through the Drawdown Date rather than through the last day of the most recently completed fiscal quarter, there would be sufficient Borrowing Base Availability for the requested Loan), and certifying that, both before and after giving effect to such requested Revolving Credit Loan or Letter of Credit, no Default or Event of Default exists or will exist under this Agreement or any other Loan Document, and that after taking into account such requested Revolving Credit Loan or Letter of Credit, no Default or Event of Default will exist as of the Drawdown Date.

                               (v) The Agent will use best efforts to cause the Completed Loan Request to be delivered to each Bank on the same day or the Business Day following the day a Completed Loan Request is received by the Agent.

              (S)2.5.  Conversion Options.
                       ------------------

                       (a) The Borrower may elect from time to time to convert any outstanding Revolving Credit Loan to a Revolving Credit Loan of another Type, provided that (i) with respect to any such conversion of a Eurodollar Rate Loan to a Base Rate Loan, such conversion shall take place automatically at the end of the applicable Interest Period unless the Borrower provides notice to the Agent of its request to continue such Loan as a Eurodollar Rate Loan as provided in (S)2.5(b) and (S)2.5(a)(ii); (ii) subject to the further proviso at the end of this (S)2.5(a) and subject to (S)2.5(b) and 2.5(d), with respect to any conversion of a Base Rate Loan to a Eurodollar Rate Loan (or a continuation of a Eurodollar Rate Loan, as provided in (S)2.5(b)), the Borrower shall give the Agent (with copies to the Agent for each Bank) at least four (4) Eurodollar Business Days' prior written notice of such election, which such notice must be received by the Agent by 10:00 a.m. on any Business Day; and (iii) no Loan may be converted into a Eurodollar Rate Loan when any Default or Event of Default has occurred and is continuing. All or any part of outstanding Revolving Credit Loans of any Type may be converted as provided herein, provided that each
                                                       --------
Conversion Request relating to the conversion of a Base Rate Loan to a Eurodollar Rate Loan shall be for an amount equal to $1,000,000 or an integral multiple of $100,000 in excess thereof and shall be irrevocable by the Borrower.

                       (b) Any Revolving Credit Loan of any Type may be continued as such upon the expiration of the Interest Period with respect thereto (i) in the case of Base Rate Loans, automatically and (ii) in the case of Eurodollar Rate Loans by compliance by the Borrower with the notice provisions contained in (S)2.5(a)(ii); provided that no Eurodollar Rate Loan
                                       --------
may be continued as such when any Default or Event of Default has occurred and is continuing but shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default. The Borrower shall notify the Agent promptly when any such automatic conversion contemplated by this
(S)2.5(b) is scheduled to occur.

                       (c) In the event that the Borrower does not notify the Agent of its election hereunder with respect to any Revolving Credit Loan, such Loan shall be automatically converted to a Base Rate Loan at the end of the applicable Interest Period.

                       (d) The Borrower may not request or elect a Eurodollar Rate Loan pursuant to (S)2.4, elect to convert a Base Rate Loan to a Eurodollar Loan pursuant to (S)2.5(a) or elect to continue a Eurodollar Rate Loan pursuant to (S)2.5(b) if, after giving effect thereto, there would be greater than six (6) Eurodollar Rate Loans then outstanding. Any Loan Request for a Eurodollar Rate Loan that would create greater than six (6) Eurodollar Rate Loans outstanding shall be deemed to be a Loan Request for a Base Rate Loan. By way of explanation of the foregoing, in the event that the Borrower wishes to convert or continue two or more Loans into one Eurodollar Rate Loan on the same day and for identical Interest Periods (or borrow an additional Loan simultaneously with converting or continuing a Loan for identical Interest Periods), such Eurodollar Rate Loan shall constitute one single Eurodollar Rate Loan for purposes of this clause (d).

           (S)2.6.  Funds for Revolving Credit Loans.
                    --------------------------------

                    (a) Subject to the other provisions of this (S)2, not later than 11:00 a.m. (Boston time) on the proposed Drawdown Date of any Revolving Credit Loans, each of the Banks will make available to the Agent, at its Head Office, in immediately available funds, the amount of such Bank's Commitment Percentage of the amount of the requested Revolving Credit Loan. Upon receipt from each Bank of such amount, the Agent will make available to the Borrower the aggregate amount of such Revolving Credit Loan made available to the Agent by the Banks. All such funds received by the Agent by 11:00 a.m. (Boston Time) on any Business Day will be made available to the Borrower not later than 2:00 p.m. on the same Business Day; funds received after such time will be made available by not later than 11:00 a.m. on the next Business Day. The failure or refusal of any Bank to make available to the Agent at the aforesaid time and place on any Drawdown Date the amount of its Commitment Percentage of the requested Revolving Credit Loan shall not relieve any other Bank from its several obligation hereunder to make available to the Agent the amount of its Commitment Percentage of any requested Revolving Credit Loan but in no event shall the Agent (in its capacity as Agent) have any obligation to make any funding or shall any Bank be obligated to fund more than its Commitment Percentage of the requested Revolving Credit Loan or to increase its Commitment Percentage on account of such failure or otherwise.

                    (b)  The Agent may, unless notified to the contrary by
any Bank prior to a Drawdown Date, assume that such Bank has made available to the Agent on such Drawdown Date the amount of such Bank's Commitment Percentage of the Revolving Credit Loan to be made on such Drawdown Date, and the Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Bank makes available to the Agent such amount on a date after such Drawdown Date, such Bank shall pay to the Agent on demand an amount equal to the product of (i) the average, computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, multiplied by (ii) the amount of such Bank's
                                  ----------
Commitment Percentage of such Revolving Credit Loan, multiplied by (iii) a
                                                     -------------
fraction, the numerator of which is the number of days that elapsed from and including such Drawdown Date to the date on which the amount of such Bank's Commitment Percentage of such Revolving Credit Loan shall become immediately available to the Agent, and the denominator of which is 365. A statement of the Agent submitted to such Bank with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due and owing to the Agent
                   ----- -----
by such Bank.

           (S)2.7. Reduction of Commitment. The Borrower shall have the right
                   -----------------------
at any time and from time to time upon five (5) Business Days' prior written notice to the Agent (with copies to the Agent for each Bank) to reduce by $500,000 or an integral multiple thereof or terminate entirely the unborrowed portion of the then Total Commitment, whereupon the Commitments of the Banks shall be reduced pro rata in accordance with their respective Commitment Percentages by the amount specified in such notice or, as the case may be, terminated. Upon the effective date of any such reduction or termination, the Borrower shall pay to the Agent for the respective accounts of the Banks the full amount of the Unused Facility Fee then accrued and unpaid on the amount of the reduction. No reduction or termination of the Commitments may be reinstated.

           (S)3.   LETTERS OF CREDIT.
                   -----------------

           (S)3.1. Letter of Credit Commitments.
                   ----------------------------

                   (S)3.1.1.  Commitment to Issue Letters of Credit.
                              -------------------------------------
Subject to the terms and conditions hereof and the execution and delivery by the Borrower of a letter of credit application on the Fronting Bank's customary form as part of a Completed Loan Request (a "Letter of Credit Application"), the Fronting Bank on behalf of the Banks and in reliance upon the agreement of the Banks set forth in (S)3.1.4 and upon the representations and warranties of the Borrower contained herein, agrees, in its individual capacity, to issue, extend and renew for the account of the Borrower one or more letters of credit (individually, a "Letter of Credit"), in such form as may be requested from time to time by the Borrower and reasonably agreed to by the Fronting Bank; provided,
                                                                       --------
however, that, after giving effect to such Completed Loan Request, (a) the
-------
Maximum Drawing Amount plus all Reimbursement Obligations (to the extent, if any, not yet deemed a Revolving Credit Loan pursuant to (S)3.3), shall not exceed $50,000,000 at any one time and (b) the sum of (i) all Reimbursement Obligations (to the extent, if any, not yet deemed a Revolving Credit Loan pursuant to (S)3.3) and (ii) the amount of all Loans outstanding shall not exceed the lesser of (x) the Total Commitment in effect at such time and (y) the Borrowing Base Availability at such time.

                   (S)3.1.2.  Letter of Credit Applications. Each Letter
                              -----------------------------
of Credit Application shall be completed to the reasonable satisfaction of the Agent and the Fronting Bank. In the event that any provision of any Letter of Credit Application shall be inconsistent with any provision of this Agreement (including provisions applicable to a Completed Loan Request) or shall impose additional financial or other material obligations (other than technical, administrative and ministerial obligations, whether relating to the mechanics of a draw under a Letter of Credit or otherwise), then the provisions of this Agreement shall, to the extent of any such inconsistency or additional material obligation, govern.

                   (S)3.1.3.  Terms of Letters of Credit. Each Letter of
                              --------------------------
Credit issued, extended or renewed hereunder shall, among other things, (i) provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein, and (ii) have an expiry date no later than the date which is fourteen (14) days prior to the Maturity Date. Each Letter of Credit so issued, extended or renewed shall be subject to the Uniform Customs.

                      (S)3.1.4.  Obligations of Banks with respect to Letters
                                 --------------------------------------------
of Credit. Each Bank severally agrees that it shall be absolutely liable,
---------
without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of such Bank's Commitment Percentage, to reimburse the Fronting Bank on demand pursuant to (S)3.3 for the amount of each draft paid by the Fronting Bank under each Letter of Credit to the extent that such amount is not reimbursed by the Borrower pursuant to
(S)3.2 (such agreement for a Bank being called herein the "Letter of Credit Participation" of such Bank). Each such payment made by a Bank shall be treated as a purchase by such Bank of a participation in the Fronting Bank's interest in such Letter of Credit and each Bank shall share, in accordance with its respective Commitment Percentage, in any interest which accrues and is payable by the Borrower pursuant to (S)3.2 or otherwise in connection with such Letter of Credit.

                      (S)3.1.5.  Fronting Bank. Notwithstanding the
                                 -------------
definition of Fronting Bank, in the event that the Borrower reasonably determines that it would be beneficial to have a Letter of Credit issued by a Bank with a higher rating than BankBoston has at any applicable time of reference (as determined by Moody's or S&P), the Borrower shall have the right to elect any Bank having a higher rating than BankBoston as the Fronting Bank for that particular Letter of Credit.

           (S)3.2. Reimbursement Obligation of the Borrower. In order to
                   ----------------------------------------
induce the Fronting Bank to issue, extend and renew each Letter of Credit and the Banks to participate therein, the Borrower hereby agrees, except as contemplated in (S)3.3 below, to reimburse or pay to the Fronting Bank, for the account of the Fronting Bank or (as the case may be) the Banks, with respect to each Letter of Credit issued, extended or renewed by the Fronting Bank hereunder,

                   (a)   except as otherwise expressly provided in
(S)3.2(b) and (c) or (S)3.3, promptly upon notification by the Fronting
Bank or the Agent that any draft presented under such Letter of Credit is honored by the Fronting Bank, or the Fronting Bank otherwise makes a payment with respect thereto, (i) the amount paid by the Fronting Bank under or with respect to such Letter of Credit, and (ii) any amounts payable pursuant to
(S)5.5 hereof under, or with respect to, such Letter of Credit,

                   (b) upon the reduction (but not termination) of the Total Commitment to an amount less than the then Maximum Drawing Amount (after taking into account all outstanding Loans and Reimbursement Obligations, if any (without double counting)), an amount equal to such difference, which amount shall be held by the Agent in an interest-bearing account (with interest to be added to such account) as cash collateral for the benefit of the Banks and the Agent for all Reimbursement Obligations, and

                   (c) upon the termination of the Total Commitment, or the acceleration of the Reimbursement Obligations with respect to all Letters of Credit in accordance with

(S)14, an amount equal to the then Maximum Drawing Amount on all Letters of Credit, which amount shall be held by the Agent in an interest-bearing account (with interest to be added to such account) as cash collateral for the benefit of the Banks and the Agent for all Reimbursement Obligations.

           Each such payment shall be made to the Agent for the benefit of the Banks at the Agent's Head Office in immediately available funds. Interest on any and all amounts not converted to a Loan pursuant to (S)3.3 and remaining unpaid by the Borrower under this (S)3.2 at any time from the date such amounts become due and payable (whether as stated in this (S)3.2, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Agent for the benefit of the Banks on demand at the rate specified in (S)5.9 for overdue principal on the Loans.

           (S)3.3. Letter of Credit Payments; Funding of a Loan. If any draft
                   --------------------------------------------
shall be presented or other demand for payment shall be made under any Letter of Credit, the Fronting Bank will use its best efforts to notify the Borrower and the Banks, on or before the date the Fronting Bank intends to honor such drawing, of the date and amount of the draft presented or demand for payment and of the date and time when it expects to pay such draft or honor such demand for payment and, except to the extent the amount of such draft becomes a Revolving Credit Loan as set forth in this (S)3.3, Borrower shall reimburse Agent, as set forth in (S)3.2 above. Notwithstanding anything contained in (S)3.2 above or this (S)3.3 to the contrary, however, unless Borrower shall have notified the Agent and Fronting Bank prior to 11:00 a.m. (New York time) on the Business Day immediately prior to the date of such drawing that Borrower intends to reimburse Fronting Bank for the amount of such drawing with funds other than the proceeds of the Loans, Borrower shall be deemed to have timely given a Completed Loan Request pursuant to (S)2.4 to Agent, requesting a Base Rate
Loan on the date on which such drawing is honored and in an amount equal to the amount of such drawing. The Borrower may thereafter convert any such Base Rate Loan to a Loan of another Type in accordance with (S)2.5. Each Bank shall, in accordance with (S)2.6, make available such Bank's Commitment Percentage of such Loan to Agent, the proceeds of which shall be applied directly by Agent to reimburse Fronting Bank for the amount of such draw. In the event that any Bank fails to make available to Agent the amount of such Bank's Commitment Percentage of such Loan on the date of the drawing, Agent shall be entitled to recover such amount on demand from such Bank plus any additional amounts payable under
(S)2.6(b) in the event of a late funding by a Bank. The Fronting Bank is irrevocably authorized by the Borrower and each of the Banks to honor draws on each Letter of Credit by the beneficiary thereof in accordance with the terms of the Letter of Credit. The responsibility of the Agent to the Borrower and the Banks shall be only to determine that the documents (including each draft) delivered under each Letter of Credit in connection with such presentment shall be in conformity in all material respects with such Letter of Credit.

           (S)3.4. Obligations Absolute. The Borrower's obligations under
                   --------------------
this (S)3 shall be absolute and unconditional under any and all circumstances and irrespective of the occurrence of any Default or Event of Default or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which the Borrower may have or have had against the Agent, any Bank or any beneficiary of a Letter of Credit. The Borrower further agrees with the Agent and the Banks that the Agent and the Banks shall not be responsible for, and the Borrower's Reimbursement Obligations under (S)3.2 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon (so long as the documents delivered under each Letter of Credit in connection with such presentment shall be in the form required by, and in conformity in all material respects with, such Letter of Credit), even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrower, the beneficiary of any Letter of Credit or any financing institution or other party to whom any Letter of Credit may be transferred, or any claims or defenses whatsoever of the Borrower against the beneficiary of any Letter of Credit or any such transferee. The Agent and the Banks shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. The Borrower agrees that any action taken or omitted by the Agent or any Bank under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith and absent gross negligence, shall be binding upon the Borrower and shall not result in any liability on the part of the Agent or any Bank to the Borrower.

           (S)3.5. Reliance by Issuer. To the extent not inconsistent with
                   ------------------
(S)3.4, the Agent and any Fronting Bank shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. The Agent and any Fronting Bank shall be fully justified in failing or refusing to take any action under this (S)3 (other than the issuance of a Letter of Credit pursuant to a Letter of Credit Application and otherwise in accordance with the terms of this Agreement) unless it shall first have received such advice or concurrence of the Majority Banks as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent and any Fronting Bank shall in all cases be fully protected by the Banks in acting, or in refraining from acting, under this (S)3 in accordance with a request of the Majority
Banks, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Banks and all future holders of the Notes or of a Letter of Credit Participation.

           (S)3.6. Letter of Credit Fee. The Borrower shall pay to the Agent
                   --------------------
a fee (in each case, a "Letter of Credit Fee") in an amount equal to the Applicable L/C Percentage of the undrawn amount of each outstanding Letter of Credit, which fee (a) shall be payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter, with a final payment on the Maturity Date or any earlier date on which the Commitments shall terminate (which Letter of Credit Fee shall be pro-rated for any calendar quarter in which such Letter of Credit is issued, drawn upon or otherwise reduced or terminated) and (b) shall be for the accounts of the Banks as follows: (i) an amount equal to 0.25% per annum of the Letter of Credit Fee shall be for the account of the Fronting Bank and (ii) the remainder of the Letter of Credit Fee shall be for the accounts of the Banks (including the Fronting Bank) pro rata in accordance with their respective Commitment
               --- ----
Percentages.

           (S)4.   REPAYMENT OF THE REVOLVING CREDIT LOANS.
                   ---------------------------------------

           (S)4.1. Maturity. The Borrower promises to pay on the Maturity
                   --------
Date, and there shall become absolutely due and payable on the Maturity Date, all unpaid principal of the Revolving Credit Loans outstanding on such date, together with any and all accrued and unpaid interest thereon, the unpaid balance of the Unused Facility Fee accrued through such date, and any and all other unpaid amounts due under this Agreement, the Revolving Credit Notes or any other of the Loan Documents.

           (S)4.2. Optional Repayments of Revolving Credit Loans. The
                   ---------------------------------------------
Borrower shall have the right, at its election, to prepay the outstanding amount of the Revolving Credit Loans, in whole or in part, at any time without penalty or premium; provided that the outstanding amount of any Eurodollar Rate Loans may not be prepaid unless the Borrower pays the Eurodollar Breakage Costs for each Eurodollar Rate Loan so prepaid at the time of such prepayment. The Borrower shall give the Agent (with copies to the Agent for each Bank), no later than 10:00 a.m., Boston time, at least two (2) Business Days' prior written notice of any prepayment pursuant to this (S)4.2 of any Base Rate Loans, and at least four (4) Eurodollar Business Days' notice of any proposed prepayment pursuant to this (S)4.2 of Eurodollar Rate Loans, specifying the proposed date of prepayment of Revolving Credit Loans and the principal amount to be prepaid. Each such partial prepayment of the Loans shall be in an amount equal to $500,000 or an integral multiple of $100,000 in excess thereof or, if less, the outstanding balance of the Revolving Credit Loans then being repaid, shall be accompanied by the payment of all charges, if any, outstanding on all Revolving Credit Loans so prepaid and of all accrued interest on the principal prepaid to the date of payment, and shall be applied, in the absence of instruction by the Borrower, first to the principal of Base Rate Loans and then to the principal of Eurodollar Rate Loans.

           (S)4.3  Mandatory Repayment of Loans. If at any time the sum of
                   ----------------------------
the outstanding amount of the Loans, plus the Maximum Drawing Amount, plus without double-counting any Revolving Credit Loans, the outstanding Reimbursement Obligations, if any, exceeds the lesser of (i) the Total Commitment at such time, or (ii) the Borrowing Base Availability at such time, the Borrower shall, within fifteen (15) days after receiving notice of such excess from the Agent (i) pay to the Agent an amount in cash necessary to eliminate such excess, or (ii) add one (1) or more Real Estate Assets to the Borrowing Base which have Borrowing Base Values, in the aggregate, sufficient to eliminate such excess.

           (S)5.   CERTAIN GENERAL PROVISIONS.
                   --------------------------

           (S)5.1. Funds for Payments.
                   ------------------

                   (a) All payments of principal, interest, fees, and any other amounts due hereunder or under any of the other Loan Documents shall be made to the Agent, for the respective accounts of the Banks or (as the case may be) the Agent, at the Agent's Head Office, in each case in Dollars and in immediately available funds.

                   (b) All payments by the Borrower hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory liens, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrower is compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents (except with respect to taxes on the income or profits of the Agent or any Bank), the Borrower shall pay to the Agent, for the account of the Banks or (as the case may be) the Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Banks to receive the same net amount which the Banks would have received on such due date had no such obligation been imposed upon the Borrower. The Borrower will deliver promptly to the Agent (with copies to the Agent for each Bank) certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder or under such other Loan Document.

           (S)5.2. Computations. All computations of interest on the Loans
                   ------------
and of other fees to the extent applicable shall be based on a 360-day year and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "Interest Period" with respect to Eurodollar Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Loans as reflected on the Revolving Credit Note Record from time to time shall constitute prima facie evidence of the principal amount thereof.

           (S)5.3. Inability to Determine Eurodollar Rate. In the event,
                   --------------------------------------
prior to the commencement of any Interest Period relating to any Eurodollar Rate Loan, the Agent shall reasonably and in good faith determine that adequate and reasonable methods do not exist for ascertaining the Eurodollar Rate that would otherwise determine the rate of interest to be applicable to any Eurodollar Rate Loan during any Interest Period, the Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrower) to the Borrower and the Banks. In such event (a) any Loan Request with respect to Eurodollar Rate Loans shall be automatically withdrawn and shall be deemed a request for Base Rate Loans, (b) each Eurodollar Rate Loan will automatically, on the last day of the then current Interest Period thereof, become a Base Rate Loan, and (c) the obligations of the Banks to make Eurodollar Rate Loans shall be suspended, in each case unless and until the Agent reasonably and in good faith determines that the circumstances giving rise to such suspension no longer exist, whereupon the Agent shall so notify the Borrower and the Banks.

           (S)5.4. Illegality. Notwithstanding any other provisions herein, if
                   ----------
any present or future law, regulation, treaty or directive or in the interpretation or application thereof shall make it unlawful for any Bank to make or maintain Eurodollar Rate Loans, such Bank shall forthwith give notice of such circumstances to the Borrower and thereupon (a) the Commitment of such Bank to make Eurodollar Rate Loans or convert Base Rate Loans to Eurodollar Rate Loans shall forthwith be suspended and (b) such Bank's Commitment Percentage of a Eurodollar Rate Loans then outstanding shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such Eurodollar Rate Loans or within such earlier period as may be required by law, all until such time as it is no longer unlawful for such Bank to make or maintain Eurodollar Rate Loans. The Borrower hereby agrees promptly to pay the Agent for the account of such Bank, upon demand, any additional amounts necessary to compensate such Bank for any costs incurred by such Bank in making any conversion required by this (S)5.4 prior to the last day of an Interest Period with respect to a Eurodollar Rate Loan, including any interest or fees payable by such Bank to lenders of funds obtained by it in order to make or maintain its Eurodollar Rate Loans hereunder.

           (S)5.5. Additional Costs, Etc. If any present or future applicable
                   ---------------------
law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Bank or the Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law, but if not having the force of law, then generally applied by the Banks or the Agent with respect to similar loans), shall:

                   (a) subject any Bank or the Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Agreement, the other Loan Documents, any Letters of Credit, such Bank's Commitment or the Loans (other than taxes based upon or measured by the income or profits of such Bank or the Agent), or

                   (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Bank of the principal of or the interest on any Loans or any other amounts payable to the Agent or any Bank under this Agreement or the other Loan Documents, or

                   (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or letters of credit issued by, or commitments of an office of any Bank, or

                     (d) impose on any Bank or the Agent any other conditions or requirements with respect to this Agreement, the other Loan Documents, any Letters of Credit, the Loans, such Bank's Commitment, or any class of loans, letters of credit or commitments of which any of the Loans or such Bank's Commitment forms a part;

and the result of any of the foregoing is

                           (i) to increase the cost to any Bank of making, funding, issuing, renewing, extending or maintaining any of the Loans or such Bank's Commitment or any Letter of Credit, or

                           (ii) to reduce the amount of principal, interest, Reimbursement Obligation or other amount payable to such Bank or the Agent hereunder on account of such Bank's Commitment, any Letter of Credit or any of the Loans, or

                           (iii) to require such Bank or the Agent to make any
                     payment or to forego any interest or Reimbursement Obligation or other sum payable hereunder, the amount of which payment or foregone interest or Reimbursement Obligation or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Bank or the Agent from the Borrower hereunder, then, and in each such case, the Borrower will, within thirty (30) days after notice by the Agent or such Bank (such notice to be given promptly by the Agent or such Bank upon the making of any such determination), at any time and from time to time and as often as the occasion therefor may arise, pay to such Bank or the Agent such additional amounts as such Bank or the Agent shall determine in good faith to be sufficient to compensate such Bank or the Agent for such additional cost, reduction, payment or foregone interest or other sum, provided that such Bank or the Agent is generally imposing similar charges on its other similarly situated borrowers.

           (S)5.6. Capital Adequacy. If any future law, governmental rule,
                   ----------------
regulation, policy, guideline or directive (whether or not having the force of law, but if not having the force of law, then generally applied by the Banks with respect to similar loans) or the interpretation thereof by a court or governmental authority with appropriate jurisdiction affects the amount of capital required or expected to be maintained by banks or bank holding companies and any Bank or the Agent determines that the amount of capital required to be maintained by it is increased by or based upon the existence of Loans made or deemed to be made pursuant hereto, then such Bank or the Agent may notify the Borrower of such fact, and the Borrower shall pay to such Bank or the Agent from time to time, within thirty (30) days after notice by the Agent or such Bank (such notice to be given promptly by the Agent or such Bank upon the making of any such determination), as an additional fee payable hereunder, such amount as such Bank or the Agent shall determine reasonably and in good faith and certify in a notice to the Borrower to. be an amount that will adequately compensate such Bank in light of these circumstances for its increased costs of maintaining such capital. Each Bank and the Agent shall allocate such cost increases among its customers in good faith and on an equitable basis, and will not charge the Borrower unless it is generally imposing a similar charge on its other similarly situated borrowers.

           (S)5.7. Certificate. A certificate setting forth any additional
                   -----------
amounts payable pursuant to (S)5.5 or 5.6 and a brief explanation of such amounts which are due, including reasonably detailed information regarding the method and calculation of such amount, submitted by any Bank or the Agent to the Borrower, shall be prima facie evidence that such amounts are due and owing.
                   ----- -----

           (S)5.8. Indemnity. In addition to the other provisions of this
                   ---------
Agreement regarding such matters, the Borrower agrees to indemnify the Agent and each Bank and to hold the Agent and each Bank harmless from and against any loss, cost or expense (including loss of the spread to which such Bank would have been entitled through the end of the applicable Interest Period in excess of the applicable interest rate(s) then in effect) that the Agent or such Bank may sustain or incur as a consequence of (a) a default by the Borrower in the payment of any principal amount of or any interest on any Eurodollar Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by the Agent or such Bank to lenders of funds obtained by it in order to maintain its Eurodollar Rate Loans, (b) the failure by the Borrower to make a borrowing or conversion after the Borrower has given a Completed Loan Request for a Eurodollar Rate Loan or a Conversion Request for a Eurodollar Rate Loan, and (c) the making of any payment of a Eurodollar Rate Loan or the making of any conversion of any such Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by the Agent or a Bank to lenders of funds obtained by it in order to maintain any such Eurodollar Rate Loans; provided, however, that the Borrower shall not be required to so indemnify any
--------  -------
Bank pursuant to clause (b) above during and for any period of time when such Bank has wrongfully failed or refused to fund its proportionate share of a Loan in accordance with the terms of this Agreement and is a Delinquent Bank.

           (S)5.9. Interest on Overdue Amounts. Overdue principal and (to the
                   ---------------------------
extent permitted by applicable law) interest on the Loans and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest payable on demand at a rate per annum equal to three percent (3%) above the Base Rate until such amount shall be paid in full (after as well as before judgment). In addition, the Borrower shall pay a late charge equal to three percent (3%) of any amount of interest charges on the Loans which is not paid within ten (10) days of the date when due.

           (S)6.   GUARANTY. The Guarantor will guaranty the Obligations
                   --------
pursuant to the Guaranty. The Obligations are full recourse obligations of the Borrower, and all of the respective assets and properties of the Borrower shall be available for the payment in full in cash and performance of the Obligations.

           (S)7.   REPRESENTATIONS AND WARRANTIES. The Borrower for itself and
                   ------------------------------
for the Guarantor insofar as any such statements relate to the Guarantor represents and warrants to the Banks all of the statements contained in this
(S)7.

           (S)7.1. Authority, Etc.
                   --------------

                   (a)      Organization: Good Standing.
                            ---------------------------

                                  (i) The Borrower is a limited partnership,
                            general partnership, nominee trust or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of its state of organization, unless the failure to be so does not relate to BPLP or the Guarantor and is a Non-Material Breach; the Borrower has all requisite limited partnership, general partnership, trust, limited liability company or corporate, as the case may be, power to own its respective properties and conduct its respective business as now conducted and as presently contemplated, unless any such failure to have any of the foregoing does not relate to BPLP or the Guarantor and is a Non-Material Breach; and the Borrower is in good standing as a foreign entity and is duly authorized to do business in the jurisdictions where the Borrowing Base Properties owned or ground-leased by it are located and in each other jurisdiction where such qualification is necessary except where a failure to be so qualified in such other jurisdiction would not have a materially adverse effect on any of their respective businesses, assets or financial conditions.

                                  (ii) The Guarantor is a corporation duly
                            organized, validly existing and in good standing under the laws of the State of Delaware; each Subsidiary of the Guarantor is duly organized, validly existing and in good standing as a corporation, nominee trust, limited liability company, limited partnership or general partnership, as the case may be, under the laws of the state of its organization, unless the failure to be so does not relate to BPLP and is a Non-Material Breach; the Guarantor and each of its Subsidiaries has all requisite corporate, trust, limited liability company, limited partnership or general partnership, as the case may be, power to own its respective properties and conduct its respective business as now conducted and as presently contemplated, unless any such failure to have any of the foregoing does not relate to BPLP or the Guarantor and is a Non-Material Breach; and the Guarantor is in good standing as a foreign entity and is duly authorized to do business in the jurisdictions where such qualification is necessary (including in the Commonwealth of Massachusetts) except where a failure to be so qualified in such other would not have a materially adverse effect on the business, assets or financial condition of the Guarantor.

                     (b)    Capitalization. The outstanding equity of BPLP is
                            --------------
comprised of a general partner interest and limited partner interests, all of which have been duly issued and are outstanding and fully paid and non-assessable. All of the issued and outstanding general partner interests of the BPLP are owned and held of record by the Guarantor. There are no outstanding securities or agreements exchangeable for or convertible into or carrying any rights to acquire a general partner interest in BPLP. There are no outstanding commitments, options, warrants, calls or other agreements (whether written or oral) binding on BPLP or the Guarantor which require or could require BPLP or the Guarantor to sell, grant, transfer, assign, mortgage, pledge or otherwise dispose of any general partner interest in BPLP. Except as set forth in the Agreement of Limited Partnership of BPLP, no general partner interests of BPLP are subject to any restrictions on transfer or any partner agreements, voting agreements, trust deeds, irrevocable proxies; or any other similar agreements or interests (whether written or oral). For so long as any Borrower which is a Wholly-owned Subsidiary is a Borrower, BPLP and/or the Guarantor own, directly or indirectly, at least a majority (by number of votes or controlling interests) of the outstanding voting interests and at least 99% of the economic interests in each of the Borrowers other than BPLP.

                     (c)    Due Authorization. The execution, delivery and
                            -----------------
performance of this Agreement and the other Loan Documents to which the Borrower or the Guarantor is or is to become a party and the transactions contemplated hereby and thereby (i) are within the authority of the Borrower and the Guarantor, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower or the Guarantor and any general partner thereof, (iii) do not materially conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or the Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or the Guarantor, unless any such conflict, breach or contravention does not relate to BPLP or the Guarantor and is a Non-Material Breach, (iv) do not conflict with any provision of the agreement of limited partnership, any certificate of limited partnership, the charter documents or by-laws of the Borrower or the Guarantor or any general partner thereof, and (v) do not contravene any provisions of, or constitute Default or Event of Default hereunder or a failure to comply with any term, condition or provision of, any other agreement, instrument, judgment, order, decree, permit, license or undertaking binding upon or applicable to the Borrower or the Guarantor or any of the Borrower's or the Guarantor's properties (except for any such failure to comply under any such other agreement, instrument, judgment, order, decree, permit, license, or undertaking as would not materially and adversely affect the condition (financial or otherwise), properties, business or results of operations of BPLP, the Guarantor or, taken as a whole, the BP Group) or result in the creation of any mortgage, pledge, security interest, lien, encumbrance or charge upon any of the properties or assets of the Borrower, the Guarantor.

                    (d)     Enforceability. Each of the Loan Documents to which
                             -------------
the Borrower or the Guarantor is a party has been duly executed and delivered and constitutes the legal, valid and binding obligations of the Borrower and the Guarantor, as the case may be, subject only to applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and to the fact that the availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

           (S)7.2.  Governmental Approvals. The execution, delivery and
                    ----------------------
performance by the Borrower of this Agreement and by the Borrower and the Guarantor of the other Loan Documents to which the Borrower or the Guarantor is or is to become a party and the transactions contemplated hereby and thereby do not require (i) the approval or consent of any governmental agency or authority other than those already obtained or those which would not have a material adverse effect on BPLP, the Guarantor or, taken as a whole, the BP Group, or
(ii) filing with any governmental agency or authority, other than filings which will be made with the SEC when and as required by law or deemed appropriate by the Guarantor.

           (S)7.3.  Title to Properties; Leases.
                    ---------------------------

           The Borrower and the Guarantor each has good fee or leasehold title to all of its respective properties, assets and rights of every name and nature purported to be owned by it, including, without limitation, that:

                    (a) As of the Closing Date (with respect to Borrowing Base Properties designated as such on the Closing Date) or the date of designation as an Borrowing Base Properties (with respect to Borrowing Base Properties acquired and/or designated as such after the Closing Date), and in each case to the best of its knowledge thereafter (but only for so long as such Real Estate Assets continue to be Borrowing Base Properties), the Borrower or Guarantor holds good and clear record and marketable fee simple or leasehold title to (or an undivided condominium interest in) the Borrowing Base Properties, subject to no Liens, except for Permitted Liens and, in the case of any ground-leased Borrowing Base Property, the terms of such ground lease, as the same may then or thereafter be amended from time to time in a manner consistent with the minimum term for ground leases set forth in the definition of "Real Estate Assets" in (S)1.1 above.

                    (b) The Borrower and the Guarantor will, as of the Closing Date (or with respect to the Newport Office Park located in Quincy, Massachusetts, will within a reasonable period of time after the Closing Date), own all of the assets as reflected in the financial statements of the Borrower and the Guarantor described in (S)7.4, the S-11, the Prospectus and the Preliminary Prospectus or acquired since the date of such financial statements (except property and assets sold or otherwise disposed of in the ordinary course of business since that date).

           (S)7.4.   Financial Statements. The following financial statements
                     --------------------
have been furnished to each of the Banks:

                     (a)     The unaudited pro forma consolidated balance sheet
                                           --- -----
of the Guarantor and its Subsidiaries as of March 31, 1997, and their related unaudited consolidated statements of operations for the fiscal year ended December 31, 1996 and for the three months ended March 31, 1997, prepared as if the Initial Public Offering and all of the Formation Transactions set forth in the Prospectus had occurred as of March 31, 1997 in the case of the balance sheet and as of the beginning of the fiscal year presented and carried forward through the year or interim period presented in the case of the statements of operations, contained in pages F-1 through F-16, inclusive, of the Prospectus, together with the financial statements for the Boston Properties Predecessor Group (as defined in the Prospectus), combined in accordance with GAAP, contained in pages F-17 through F-32, inclusive, of the Prospectus (collectively, the "Prospectus Financials"). Such Prospectus Financials have been prepared in accordance with GAAP and, assuming such Formation Transactions had occurred as of March 31, 1997 in the case of the pro forma balance sheet and
                                                     --- -----
as of the beginning of the fiscal year presented and carried forward through the year or interim period presented in the case of the pro forma statements of
                                                    --- -----
operations, fairly present the financial condition of the Guarantor and its Subsidiaries (or such Boston Properties Predecessor Group, as the case may be) as at the close of business on the date thereof and the results of operations for the fiscal year then ended. There are no contingent liabilities of the Guarantor or any of its Subsidiaries (or such Boston Properties Predecessor Group, as the case may be) as of such date involving material amounts, known to the officers of the Guarantor or any of its Subsidiaries (or such Boston Properties Predecessor Group, as the case may be) not disclosed in said Prospectus Financials.

                     (b) A summary of information relating to the Properties (as defined in the Prospectus) as of _______________, including true, accurate and complete information in all material respects as to the average annual base rents, occupancy rates and lease expiration information.

           (S)7.5    No Material Changes, Etc. Since the Financial Statement
                     ------------------------
Date, there has occurred no materially adverse change in the financial condition or business of BPLP, the Guarantor or, taken as a whole, the BP Group, other than changes in the ordinary course of business that have not had any materially adverse effect either individually or in the aggregate on the business or financial condition of BPLP, the Guarantor or, taken as a whole, the BP Group. Between the Financial Statement Date and the Closing Date, there has been no material adverse change to the Net Operating Income of any Real Estate Asset that is a Borrowing Base property on the Closing Date.

           (S)7.6.   Franchises, Patents, Copyrights, Etc. Except to the extent
                     ------------------------------------
the failure or breach of such representation or warranty constitutes a Non-Material Breach, the Borrower, Guarantor and each of their respective Subsidiaries possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of their respective businesses substantially as now conducted without known conflict with any rights of others, including all material Permits.

           (S)7.7 Litigation. Except as stated on Schedule 7.7, there are no
                  ----------                      ------------
actions, suits, proceedings or investigations of any kind pending or, to the Borrower's knowledge, threatened against the Borrower, the Guarantor or any of their respective Subsidiaries before any court, tribunal or administrative agency or board that, if adversely determined, might, either individually or in the aggregate, materially adversely affect the properties, assets, financial condition or business of BPLP, the Guarantor or, taken as a whole, the BP Group, or materially impair the right of BPLP, the Guarantor or, taken as a whole, the BP Group, to carry on their respective businesses substantially as now conducted by them, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained, as reflected in the applicable consolidated financial statements or SEC Filings of the Borrower and the Guarantor, or which question the validity of this Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

           (S)7.8. No Materially Adverse Contracts, Etc. Neither the
                   ------------------------------------
Borrower, the Guarantor nor any of their respective Subsidiaries is subject to any charter, corporate, partnership or other legal restriction, or any judgment, decree, order, rule or regulation that has or is reasonably expected in the future to have (and with respect solely to any restriction on the timing of any sale or refinancing of a Real Estate Asset which would be an acceptable Lien under the definition of "Unencumbered Asset" contained in an Organizational Document, such expectation existed at the time such restriction was imposed) a materially adverse effect on the respective businesses, assets or financial conditions of BPLP, the Guarantor or, taken as a whole, the BP Group. None of the Borrower, the Guarantor or any of their respective Subsidiaries is a party to any contract or agreement that has or is expected, in the judgment of their respective officers, to have any materially adverse effect on the respective businesses of the BPLP, the Guarantor or, taken as a whole, the BP Group.

           (S)7.9. Compliance With Other Instruments, Laws, Etc. Neither the
                      --------------------------------------------
Borrower, the Guarantor nor any of their respective Subsidiaries is in violation of any provision of its partnership agreement or charter, as the case may be, or any respective agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could result, individually or in the aggregate, in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or businesses of the BPLP, the Guarantor or, taken as a whole, the BP Group.

           (S)7.10. Tax Status. (i) Each of the Borrower, the Guarantor and
                    ----------
their respective Subsidiaries (a) has made or filed all federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (b) has paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings, and (c) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply, and (ii) there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the respective officers of the Borrower and the Guarantor and their respective Subsidiaries know of no basis for any such claim.

           (S)7.11  No Event of Default. No Default or Event of Default has
                    -------------------
occurred and is continuing.

           (S)7.12. Investment Company Acts. None of the Borrower, the
                    -----------------------
Guarantor or any of their respective Subsidiaries is an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

           (S)7.13. Absence of UCC Financing Statements, Etc. Except for
                    ----------------------------------------
Permitted Liens and except to the extent the failure or breach of such representation and warranty constitutes a Non-Material Breach, there is no financing statement, security agreement, chattel mortgage, real estate mortgage, equipment lease, financing lease, option, encumbrance or other document filed or recorded with any filing records, registry, or other public office, that purports to cover, affect or give notice of any present or possible future lien or encumbrance on, or security interest in, any Borrowing Base Property. Neither the Borrower nor the Guarantor has pledged or granted any lien on or security interest in or otherwise encumbered or transferred any of their respective interests in any Subsidiary who is a Borrower (including in the case of the Guarantor, its interests in BPLP), unless such pledge, lien or security interest relates only to a Borrower other than BPLP and is a Non-Material Breach.

           (S)7.14. Absence of Liens. The Borrower or the Guarantor is the
                    ----------------
owner of or the holder of a ground leasehold interest in the Borrowing Base Properties free from any Lien, except for Permitted Liens.

           (S)7.15. Certain Transactions.  [Intentionally Omitted.]
                    --------------------

           (S)7.16. Employee Benefit Plans; Multiemployer Plans; Guaranteed
                    -------------------------------------------------------
Pension Plans. Except as disclosed in the SEC Filings, none of the Borrower, the
-------------
Guarantor nor any ERISA Affiliate maintains or contributes to any Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan.

           (S)7.17. Regulations U and X. No portion of any Loan is to be
                    -------------------
used, and no portion of any Letter of Credit is to be obtained, for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

           (S)7.18. Environmental Compliance. The Borrower has caused Phase I
                    ------------------------
and other environmental assessments (collectively, the "Environmental Reports") to be conducted and/or taken other steps to investigate the past and present environmental condition and usage of the Real Estate Assets. Based upon such Environmental Reports, to the Borrower's knowledge, except as identified in such Environmental Reports, the Borrower makes the following representations and warranties:

                     (a) None of the Borrower, its Subsidiaries, any Guarantor or any operator of the Real Estate Assets or any portion thereof, or any operations thereon is in material violation, or alleged material violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance, order or decree relating to health, safety or the environment (hereinafter "Environmental Laws"), which violation or alleged violation has, or its remediation would have, by itself or when aggregated with all such other violations or alleged violations, a material adverse effect on the business, assets or financial condition of the Borrower and its Subsidiaries, taken as a whole, or constitutes a Disqualifying Environmental Event with respect to any of the Borrowing Base Properties.

                     (b) None of the Borrower, any Guarantor or any of their respective Subsidiaries has received written notice from any third party, including, without limitation, any federal, state or local governmental authority, (i) that it has been identified by the United States Environmental Protection Agency ("EPA) as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B (1986), (ii) that any hazardous waste, as defined by 42 U.S.C.
(S)9601(5), any hazardous substances as defined by 42 U.S.C. (S)9601(14), any pollutant or contaminant as defined by 42 U.S.C. (S)9601(33) or any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") which it has generated, transported or disposed of have been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that the Borrower, any Guarantor or any of their respective Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law, or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances, which event described in any such notice would have a material adverse effect on the business, assets or financial condition of the Borrower and its Subsidiaries, taken as a whole, or constitutes a Disqualifying Environmental Event with respect to any of the Borrowing Base Properties.

                     (c) (i) No portion of the Real Estate Assets has been used for the handling, processing, storage or disposal of Hazardous Substances except in material accordance with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of any Real Estate Assets except in material accordance with applicable Environmental Laws, (ii) in the course of any activities conducted by the Borrower, the Guarantor, their respective Subsidiaries or the operators of their respective properties or any ground or space tenants on any Real Estate Asset, no Hazardous Substances have been generated or are being used on such Real Estate Asset except in material accordance with applicable Environmental Laws,
(iii) there has been no present or, to the best of Borrower's knowledge, past releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping (a "Release") or threatened Release of Hazardous Substances on, upon, into or from the Real Estate Assets in violation of applicable Environmental Laws, (iv) to the best of Borrower's knowledge, there have been no Releases in violation of applicable Environmental Laws upon, from or into any real property in the vicinity of any of the Real Estate Assets which, through soil or groundwater contamination, may have come to be located on such Real Estate Asset, and (v) to the best of Borrower's Knowledge, any Hazardous Substances that have been generated on any of the Real Estate Assets during ownership thereof by the Borrower, the Guarantor their respective Subsidiaries or the operations of their respective properties have been transported off-site only in compliance with all applicable Environmental Laws; any of which events described in clauses (i) through (v) above would have a material adverse effect on the business, assets or financial condition of BPLP, the Guarantor, or taken as a whole, the BP Group, or constitutes a Disqualifying Environmental Event with respect to any of the Borrowing Base Properties. Notwithstanding that the representations contained herein are limited to the knowledge of the Borrower, any such limitation shall not affect the covenants specified in (S)8.11 or elsewhere in this Agreement.

                  (d) None of the Borrower, the Guarantor or any of the Real Estate Assets is subject to any applicable Environmental Law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement, by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the effectiveness of any other transactions contemplated hereby.

      (S)7.19.    Subsidiaries. Schedule 7.19 sets forth, as of the Closing
                  ------------  -------------
Date, all of the respective Subsidiaries of BPLP, each other Borrower and the Guarantor.

      (S)7.20.    Loan Documents. All of the representations and warranties
                  --------------
by or on behalf of the Borrower and the Guarantor and their respective Subsidiaries made in this Agreement and in the other Loan Documents or any document or instrument delivered to the Agent or the Banks pursuant to or in connection with any of such Loan Documents are true and correct in all material respects and do not include any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make such representations and warranties not materially misleading.

           (S)7.21. REIT Status. The Guarantor has not taken any action that
                    -----------
would prevent it from maintaining its qualification as a REIT for its tax year ended December 31, 1997 or from maintaining such qualification at all times during the term of the Loans.

           (S)7.22 Initial Public Offering Registration Statement.
                   ----------------------------------------------

           (a) A registration statement on Form S-11 (File No. 333-25279) with respect to the Common Stock (as defined in such registration statement) has been prepared by the Guarantor in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "SEC" or the "Commission") thereunder; and has been filed with the Commission. The Guarantor has prepared and has filed amendments to such registration statement, which amendments have been similarly prepared. There has been delivered to the Agent copies of such registration statement and amendments, together with copies of each exhibit filed therewith. The Guarantor has also prepared a related preliminary prospectus, a copy of which has also been provided to the Agent. The Guarantor has also filed with the Commission (or will timely file) one of the following: (i) prior to effectiveness of such registration statement, a further amendment thereto, including the form of final prospectus, or (ii) a final prospectus in accordance with Rules 430A and 424(b) of the Rules and Regulations. As filed, such amendment and form of final prospectus, or such final prospectus, include all Rule 430A Information.

           The term "Registration Statement" as used in this Agreement means the above registration statement at the time such registration statement became effective and, in the event any post-effective amendment thereto became effective, shall also mean such registration statement as so amended; provided,
                                                                      --------
however, that such term shall also include all Rule 430A Information deemed to
-------
be included in such registration statement at the time such registration statement became effective as provided by Rule 430A of the Rules and Regulations. The term "Preliminary Prospectus" means any preliminary prospectus referred to in the preceding paragraph and any preliminary prospectus included in the Registration Statement at the time it became effective that omits Rule 430A Information. The term "Prospectus" as used in this Agreement shall mean the prospectus relating to the Common Stock in the form in which it is first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or, if no filing pursuant to Rule 424(b) of the Rules and Regulations is required, means the form of final prospectus included in the Registration Statement at the time such registration statement became effective. The term "Rule 430A Information" means information with respect to the Common Stock and the offering thereof permitted to be omitted from the Registration Statement when it became effective pursuant to Rule 430A of the Rules and Regulations.

           (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus, and each Preliminary Prospectus has conformed in all material respects to the requirements of the Act and the Rules and Regulations and, as of its date, has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; as of the Closing Date, the Registration

Statement has become effective and the Registration Statement and the Prospectus, and any amendments or supplements thereto, contain all material statements and information required to be included therein by the Act and the Rules and Regulations and in all material respects conform to the requirements of the Act and the Rules and Regulations, and neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

           (S)8.   AFFIRMATIVE COVENANTS OF THE BORROWER AND THE GUARANTOR.
                   -------------------------------------------------------
The Borrower for itself and on behalf of the Guarantor and their respective Subsidiaries (if and to the extent expressly included in Subsections contained in this Section) covenants and agrees that, so long as any Loan, Letter of Credit or Revolving Credit Note is outstanding or the Banks have any obligation to make any Loans or any Bank has any obligation to issue, extend or renew any Letters of Credit:

           (S)8.1. Punctual Payment. The Borrower will duly and punctually
                   ----------------
pay or cause to be paid the principal and interest on the Loans and all interest, fees, charges and other amounts provided for in this Agreement and the other Loan Documents, all in accordance with the terms of this Agreement and the Revolving Credit Notes, and the other Loan Documents.

           (S)8.2. Maintenance of Office. Each of the Borrower and the
                   ---------------------
Guarantor will maintain its chief executive office in Boston, Massachusetts, or at such other place in the United States of America as each of them shall designate in Schedule 2 or otherwise upon written notice to the Agent to be
             ----------
delivered within fifteen (15) days of any change of chief executive office, where, subject to (S)22, notices, presentations and demands to or upon the Borrower and the Guarantor, as the case may be, in respect of the Loan Documents may be given or made.

           (S)8.3. Records and Accounts. Each of the Borrower and the
                   --------------------
Guarantor will (a) keep, and cause each of its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries in all material respects will be made in accordance with GAAP and (b) maintain adequate accounts and reserves for all taxes (including income taxes), contingencies, depreciation and amortization of its properties and the properties of its Subsidiaries; all of such reserves may be unfunded.

           (S)8.4. Financial Statements, Certificates and Information. The
                   --------------------------------------------------
Borrower will deliver and cause the Guarantor to deliver (as applicable) to the Agent (with copies to the Agent for each Bank):

                   (a) as soon as practicable, but in any event not later than ninety (90) days after the end of each fiscal year of the Guarantor, the audited consolidated balance sheet of the Guarantor and its Subsidiaries at the end of such year, and the related audited consolidated statements of income, changes in shareholder's equity and cash flows for the year then ended, in each case, setting forth in comparative form the figures for the previous fiscal year and all such statements to be in reasonable detail, prepared in accordance with GAAP, and, in each case, accompanied by an auditor's report prepared without qualification by the Accountants; together with a written statement from such Accountants to the effect that they have read a copy of this Agreement, and that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default under (S)9 or (S)10 or otherwise under the provisions of this Agreement relating to the financial condition of the Guarantor or any of its Subsidiaries, or of any facts or circumstances that would cause the Guarantor not to continue to qualify as a REIT for federal income tax purposes, or, if such Accountants shall have obtained knowledge of any then existing Default, Event of Default or such facts or circumstances, they shall make disclosure thereof in such statement;

                     (b) as soon as practicable, but in any event not later than forty-five (45) days after the end of each of its March 31, June 30 and September 30 fiscal quarters, copies of the unaudited consolidated balance sheet of the Guarantor and its Subsidiaries as at the end of such quarter, and the related unaudited consolidated statements of income, changes in shareholders' equity and cash flows for the portion of the Guarantor's fiscal year then elapsed, all in reasonable detail and prepared in accordance with GAAP (which may be provided by inclusion in the Form 10-Q of the Guarantor filed with the SEC for such period provided pursuant to clause (i) below), together with a certification by the principal financial or accounting officer of the Borrower and the Guarantor that the information contained in such financial statements fairly presents the financial position of the Guarantor and its Subsidiaries on the date thereof (subject to year-end adjustments none of which shall be materially adverse);

                     (c) Upon the request of the Agent and as soon as practicable, but in any event not later than ninety (90) days after the end of each of its fiscal years, statements of Net Operating Income and outstanding Indebtedness as at the end of such fiscal year and for the fiscal year then ended in respect of each Real Estate Asset (including each Borrowing Base Property), each prepared in accordance with GAAP consistent with the definitions of Net Operating Income and outstanding Indebtedness used in this Agreement and a summary rent roll in respect of each Borrowing Base Property, in each case certified by the chief financial or accounting officer of the Borrower as true and correct in all material respects;

                     (d) Upon the request of the Agent and as soon as practicable, but in any event not later than forty-five (45) days after the end of each of the fiscal quarters of the Borrower, (1) copies of the unaudited statements of Net Operating Income and outstanding Indebtedness as at the end of such quarter and for the portion of the fiscal year then elapsed in respect of each Real Estate Asset (including each Borrowing Base Property), each prepared in accordance with GAAP consistent with the definitions of Net Operating Income and outstanding Indebtedness used in this Agreement and certified by the chief financial or accounting officer of the Borrower to present fairly the Net Operating Income and outstanding Indebtedness in respect of each such Real Estate Asset and (ii) an occupancy analysis in respect of each Real Estate Asset (including each

Borrowing Base Property) certified by the chief financial officer of the Borrower to be true and complete in all material respects;

                     (e) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement in the form of Exhibit C-2 hereto signed by the chief financial or accounting officer of the Borrower and (if applicable) reconciliations to reflect changes in GAAP since the date of such financial statements;

                     (f) promptly as they become available, a copy of each report (including any so-called management letters) submitted to the Borrower, the Guarantor or any of their respective subsidiaries by the Accountants in connection with each annual audit of the books of the Borrower, the Guarantor or such Subsidiary by such Accountants or in connection with any interim audit thereof pertaining to any phase of the business of the Borrower, the Guarantor or any such Subsidiary;

                     (g) contemporaneously with (or promptly after) the filing or mailing thereof, copies of all material of a financial nature sent to the holders of any Indebtedness of the Borrower (other than the Loans) for borrowed money, to the extent that the information or disclosure contained in such material refers to or could reasonably be expected to have a material adverse effect on the business, assets, financial condition or prospects, or operations of BPLP, the Guarantor or, taken as a whole, the BP Group;

                     (h) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature filed with the SEC or sent to the stockholders of the Guarantor;

                     (i) as soon as practicable, but in any event not later than ninety (90) days after the end of each fiscal year of the Guarantor, copies of the Form 10-K statement filed by the Guarantor with the SEC for such fiscal year, and as soon as practicable, but in any event not later than fifty
(50) days after the end of each fiscal quarter of the Guarantor copies of the Form 10-Q statement filed by the Guarantor with the SEC for such fiscal quarter, provided that, in either case, if the SEC has granted an extension for the filing of such statements, the Guarantor shall deliver such statements to the Agent within ten (10) days after the filing thereof with the SEC;

                     (j) from time to time such other financial data and information about the Borrower, the Guarantor, their respective Subsidiaries, the Real Estate Assets and the Partially-Owned Real Estate Holding Entities as the Agent or any Bank (through the Agent) may reasonably request, including without limitation complete rent rolls, existing environmental reports, and insurance certificates with respect to the Real Estate Assets (including the Borrowing Base Properties);

                     (k) in the case of the Borrower and the Guarantor, as soon as practicable, but in any event not later than ninety (90) days after the end of each of their respective fiscal years, pro forma projections for the next three fiscal years;

                     (l) together with the financial statements delivered pursuant to (S)8.4(a), a certification by the chief financial or accounting officer of the Borrower of the state and federal taxable income of the Guarantor and its Subsidiaries as of the end of the applicable fiscal year; and

                     (m) in the event that the definition of "funds from operations" is revised by the Board of Governors of the National Association of Real Estate Investment Trusts, a report, certified by the chief financial or accounting officer of the Borrower, of the "funds from operations" of the Borrower based on the definition as in effect on the date of this Agreement and based on the definition as so revised from time to time, which such report shall be delivered to the Agent (with copies to the Agent for each Bank) with the financial statements required to be delivered pursuant to (S)8.4(b) above.

              (S)8.5. Notices.
                      -------

                     (a)       Defaults. The Borrower will, and will cause the
                               --------
Guarantor, as applicable, to, promptly after obtaining knowledge of the same, notify the Agent in writing (with copies to the Agent for each Bank) of the occurrence of any Default or Event of Default or Non-Material Breach. If any Person shall give any notice or take any other action in respect of (x) a claimed Default (whether or not constituting an Event of Default) under this Agreement or (y) a claimed failure by the Borrower, the Guarantor or any of their respective Subsidiaries, as applicable, to comply with any term, condition or provision of or under any note, evidence of Indebtedness, indenture or other obligation in excess of $10,000,000, individually or in the aggregate, to which or with respect to which any of them is a party or obligor, whether as principal or surety, and such failure to comply would permit the holder of such note or obligation or other evidence of Indebtedness to accelerate the maturity thereof, which acceleration would have a material adverse effect on BPLP, the Guarantor or, taken as a whole, the BP Group, the Borrower or Guarantor, as the case may be, shall forthwith give written notice thereof to the Agent and each of the Banks, describing the notice or action and the nature of the claimed failure to comply.

                     (b)       Environmental Events. The Borrower will, and will
                               --------------------
cause the Guarantor to, promptly give notice in writing to the Agent (with copies to the Agent for each Bank) (i) upon Borrower's or Guarantor's obtaining knowledge of any material violation (as determined by the Borrower or Guarantor in the exercise of its reasonable discretion) of any Environmental Law regarding any Real Estate Asset or Borrower's or Guarantor's operations, (ii) upon Borrower's or Guarantor's obtaining knowledge of any known Release of any Hazardous Substance at, from, or into any Real Estate Asset which it reports in writing or is reportable by it in writing to any governmental authority and which is material in amount or nature or which could materially affect the value of such Real Estate Asset, (iii) upon Borrower's or such Guarantor's receipt of any notice of material violation of any Environmental Laws or of any material Release of Hazardous Substances in violation of any Environmental Laws or any matter that may be a Disqualifying Environmental Event with respect to any of the Borrowing Base Properties, including a notice or claim of liability or potential responsibility from any third party (including without limitation any federal, state or local governmental officials) and including notice of any formal inquiry, proceeding, demand, investigation or other action with regard to (A) Borrower's or such Guarantor's or any other Person's operation of any Real Estate Asset, (B) contamination on, from or into any Real Estate Asset, or (C) investigation or remediation of off-site locations at which Borrower or such Guarantor or any of its predecessors are alleged to have directly or indirectly disposed of Hazardous Substances, or (iv) upon Borrower's or such Guarantor's obtaining knowledge that any expense or loss has been incurred by such governmental authority in connection with the assessment, containment, removal or remediation of any Hazardous Substances with respect to which Borrower or such Guarantor or any Partially-Owned Real Estate Entity may be liable or for which a lien may be imposed on any Real Estate Asset; any of which events described in clauses (i) through (iv) above would have a material adverse effect on the business, assets or financial condition of the Borrower and its Subsidiaries, taken as a whole, or constitutes a Disqualifying Environmental Event with respect to any of the Borrowing Base Properties.

                     (c)       Notification of Claims against Borrowing Base
                               ---------------------------------------------
Properties. The Borrower will, and will cause each Subsidiary to, promptly upon
----------
becoming aware thereof, notify the Agent in writing (with copies to the Agent for each Bank) of any setoff, claims, withholdings or other defenses to which any of the Borrowing Base Properties are subject, which (i) would have a material adverse effect on (x) the business, assets or financial condition of BPLP, the Guarantor or, taken as a whole, the BP Group, or (y) the value of any such Borrowing Base Property, or (ii) with respect to such Borrowing Base Property, constitute a Disqualifying Environmental Event, a Disqualifying Structural Event or a Lien subject to the bonding or insurance requirement of
(S)9.2(viii).

                     (d)       Notice of Litigation and Judgments. The Borrower
                               ----------------------------------
will, and will cause the Guarantor and their respective Subsidiaries, to give notice to the Agent in writing (with copies to the Agent for each Bank) within fifteen (15) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings an adverse determination in which could materially affect BPLP, the Guarantor or taken as a whole, the BP Group, or any Borrowing Base Property or to which the Borrower, the Guarantor or any of their respective Subsidiaries is or is to become a party involving an uninsured claim against the Borrower, the Guarantor or any of their respective Subsidiaries that could reasonably be expected to have a materially adverse effect on BPLP, the Guarantor or, taken as a whole, the BP Group, the respective properties, business, assets, financial condition or prospects or on the value or operation of the Borrowing Base Properties and stating the nature and status of such litigation or proceedings. The Borrower will, and will cause each of the Guarantor and their respective Subsidiaries to, give notice to the Agent and each of the Banks, in writing, in form and detail reasonably satisfactory to the Agent and each of the Banks, within ten (10) days of any judgment not covered by insurance, final or otherwise, against the Borrower, Guarantor or any of such Subsidiaries in an amount in excess of $1,000,000.

                     (e)       Acquisition of Real Estate Assets. The Borrower
                               ---------------------------------
shall notify the Agent in writing (with copies to the Agent for each Bank) within seven (7) days of the acquisition of any Real Estate Asset by the Borrower, the Guarantor or any other member of the BP Group (whether or not such acquisition was made with proceeds of the Loans), which notice shall include, at the Agent's request, with respect to such Real Estate Asset, its address, a brief description and recent photograph, a rent roll summary, a pro forma and historic (if available) income statement and a summary of the key business terms of such acquisition, provided that the failure of the Borrower to provide such notice to the Agent shall not constitute a Default or Event of Default hereunder.

                     (f)       Insolvency Events. The Borrower shall notify the
                               -----------------
Agent in writing (with copies to the Agent for each Bank) promptly after the occurrence of any of the events described in ss.14.1(g) or (h) with respect to any member of the BP Group other than BPLP and the Guarantor.

              (S)8.6. Existence of Borrower; Maintenance of Properties. The
                      ------------------------------------------------
Borrower will do or cause to be done all things necessary to, and shall, preserve and keep in full force and effect its respective existence in its jurisdiction of organization and will do or cause to be done all things necessary to preserve and keep in full force all of its respective rights and franchises and those of its respective Subsidiaries each of which in the good faith judgment of BPLP may be necessary to properly and advantageously conduct the businesses conducted by it. The Borrower (a) will cause all necessary repairs, renewals, replacements, betterments and improvements to be made to all Real Estate Assets owned or controlled by it, all as in the judgment of the Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, subject to the terms of the applicable Leases and partnership agreements or other entity charter documents, and in any event, will keep all of the Real Estate Assets (for so long as such Real Estate Assets are owned by the Borrower, the Guarantor or any of their respective Subsidiaries) in a condition consistent with the Real Estate Assets currently owned or controlled by the Borrower or its Subsidiaries,
(b) will cause all of its other properties and those of its Subsidiaries (to the extent controlled by the Borrower) used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, and (c) will, and will cause each of its Subsidiaries to continue to engage primarily in the businesses now conducted by it and in related businesses, all of the foregoing to the extent necessary to comply with the other terms and conditions set forth in this Agreement, and in the case of clauses (a) and (b) above, except to the extent that the failure to comply with the provisions thereof constitutes a Non-Material Breach.

             (S)8.7. Existence of Guarantor; Maintenance of REIT Status of
                     -----------------------------------------------------
Guarantor; Maintenance of Properties. The Borrower will cause the Guarantor to
------------------------------------
do or cause to be done all things necessary to preserve and keep in full force and effect the Guarantor's existence as a Delaware corporation. The Borrower will cause the Guarantor at all times to maintain its status as a REIT and not to take any action which could lead to its disqualification as a REIT. Without limitation of
(S)9.3(f) hereof, the Borrower will cause the Guarantor not to engage in any business other than the business of acting as a REIT and serving as the general partner and limited partner of the Borrower, as a member, partner or stockholder of other Persons and matters directly relating thereto and as a Guarantor, and shall cause the Guarantor to conduct all or substantially all of its business operations through the Borrower or through subsidiary partnerships or other entities in which the Borrower owns at least 99% of the economic interests. The Borrower will cause the Guarantor (a) to cause all of its properties and those of its Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order (including, without limitation, that all Real Estate Assets will be maintained in a condition consistent with the Real Estate Assets currently owned or controlled by the Guarantor or its Subsidiaries), and supplied with all necessary equipment, (b) to cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Guarantor may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times and (c) to cause each of its Subsidiaries to continue to engage primarily in the businesses now conducted by it and in related businesses, in each case under clauses (a), (b) and (c) above to the extent, in the good faith judgment of the Guarantor, necessary to properly and advantageously conduct the businesses being conducted by it.

              (S)8.8. Insurance. The Borrower will, and will cause the Guarantor
                      ---------
to, maintain with respect to its properties, and will cause each of its Subsidiaries to maintain with financially sound and reputable insurers, insurance with respect to such properties and its business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent, unless any failure to do so does not relate to BPLP or the Guarantor and is a Non-Material Breach.

              (S)8.9. Taxes. The Borrower will, and will cause the Guarantor and
                      -----
each of their respective Subsidiaries to, pay or cause to be paid real estate taxes, other taxes, assessments and other governmental charges against the Real Estate Assets before the same become delinquent and will duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon its sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of the Real Estate Assets, unless any failure to do so does not relate to BPLP or the Guarantor and is a Non-Material Breach; provided that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Borrower or the Guarantor shall have set aside on its books adequate reserves with respect thereto; and provided further that the Borrower or the Guarantor will pay all such taxes, assessments, charges, levies or claims forthwith prior to the consummation of proceedings to foreclose any lien that may have attached as security therefor. Promptly upon request by the Agent if required for bank regulatory compliance purposes or similar bank purposes, the Borrower will provide evidence of the payment of real estate taxes, other taxes, assessments and other governmental charges against the Real Estate Assets in the form of receipted tax bills or other form reasonably acceptable to the Agent, or evidence of the existence of applicable contests as contemplated herein.

              (S)8.10. Inspection of Properties and Books. The Borrower will,
                       ----------------------------------
and will cause the Guarantor to, permit the Agent or any of the Banks' other designated representatives upon no less than 24 hours notice (which notice may be given orally or in writing), to visit and inspect any of the properties of the Borrower, the Guarantor or any of their respective Subsidiaries to examine the books of account of the Borrower, the Guarantor and their respective Subsidiaries (and to make copies thereof and extracts therefrom) and to discuss the affairs, finances and accounts of the Borrower, the Guarantor and their respective Subsidiaries with, and to be advised as to the same by, its officers, all at such reasonable times and intervals as the Agent may reasonably request; provided that, so long as no Event of Default has occurred and is continuing,
--------
the Borrower shall only be responsible for the costs and expenses incurred by the Agent in connection with such inspections. The Agent and each Bank agrees to keep any non-public information delivered or made available by the Borrower to it confidential from anyone other than persons employed or retained by the Agent or such Bank who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided that nothing herein shall
                                        --------
prevent the Agent or any Bank from disclosing such information (i) to any other Bank, (ii) to any other person if reasonably incidental to the administration of the Loans, (iii) upon the order of any court or administrative agency, (iv) upon the request or demand of any regulatory agency or authority, (v) which has been publicly disclosed other than as a result of a disclosure by the Agent or any Bank which is not permitted by this Agreement, (vi) in connection with any litigation to which the Agent, any Bank, or their respective Affiliates may be a party, (vii) to the extent reasonably required in connection with the exercise of any remedy hereunder, (viii) to the Agent's or such Bank's Affiliates, legal counsel and independent auditors, and (ix) to any actual or proposed participant or Eligible Assignee of all or part of its rights hereunder.

              (S)8.11. Compliance with Laws, Contracts, Licenses, and Permits.
                       ------------------------------------------------------
The Borrower will, and will cause the Guarantor to, comply with, and will cause each of their respective Subsidiaries to comply with (a) all applicable laws and regulations now or hereafter in effect wherever its business is conducted, including, without limitation, all Environmental Laws and all applicable federal and state securities laws, (b) the provisions of its partnership agreement or corporate charter and other charter documents and by-laws, as applicable, (c) all material agreements and instruments to which it is a party or by which it or any of its properties may be bound (including the Real Estate Assets and the Leases) and (d) all applicable decrees, orders, and judgments, unless such non-compliance does not relate to BPLP or the Guarantor and constitutes a Non-Material Breach. If at any time while any Loan or Revolving Credit Note or Letter of Credit is outstanding or the Banks have any obligation to make Loans or issue Letters of Credit hereunder, any Permit shall become necessary or required in order that the Borrower may fulfill any of its obligations hereunder, the Borrower and the Guarantor and their respective Subsidiaries will immediately take or cause to be taken all reasonable steps within the power of the Borrower or the Guarantor, as applicable, to obtain such Permit and furnish the Agent with evidence thereof.

              (S)8.12. Use of Proceeds. Subject at all times to the other
                       ---------------
provisions this Agreement, the Borrower will use the proceeds of the Loans solely for working capital and general corporate purposes, including, without limitation, in connection with the acquisition, rehabilitation and development of Permitted Properties and the acquisition of Mortgages in accordance with the provisions of this Agreement.

              (S)8.13. Addition of Borrowing Base Property. Prior to the
                       -----------------------------------
addition of any Real Estate Asset to the Borrowing Base as a Borrowing Base Property, the Borrower shall promptly deliver to the Agent (i) the Joinder Documents (including the documents, instruments, certificates and agreements required thereby). Upon satisfaction of the requirements of this (S)8.13, and subject to the compliance of any such additional Borrowing Base Property with the Borrowing Base Conditions, such Real Estate Asset shall be included as a Borrowing Base Property.

              (S)8.14. Additional Borrowers; Solvency of Borrowers; Removal
                       ----------------------------------------------------
of Borrowers.
------------

                     (a) If, after the Closing Date, BPLP wishes to designate as a Borrowing Base Property a Real Estate Asset that otherwise qualifies as a Borrowing Base Property but is owned or ground-leased by a Person other than the Borrower, BPLP shall cause such Person (which Person must be a Wholly-owned Subsidiary) to become a party to this Agreement and the other applicable Loan Documents prior to such Real Estate Asset becoming a Borrowing Base Property hereunder. The liability of each Borrower which is from time to time a Borrower hereunder shall be joint and several with all other Borrowers for all Obligations for so long as such Borrower is a Borrower hereunder (provided that BPLP shall at all times be a Borrower hereunder). At any time and
 --------
from time to time but only for so long as no Default or Event of Default shall then exist, BPLP may notify Agent, in writing (each, a "Release Notice"), that one (1) or more Borrowing Base Properties are to be removed from the Borrowing Base. Such Release Notice shall be accompanied by a Certificate of Compliance in the form of Exhibit C-4, evidencing compliance. Immediately upon receipt of such
            -----------
Release Notice and Certificate of Compliance, such Borrowing Base Properties (each, a "Released Property") shall be removed from the Borrowing Base and any Wholly-owned Subsidiary which is the owner of a Released Property and which is then a Borrower (other than BPLP) hereunder shall be released from its obligations hereunder (including the Obligations), provided, however, that any
                                                   --------  -------
such release shall only be effective as to Obligations arising after the applicable Release Notice (and the Certificate of Compliance evidencing compliance) is received by Agent. BPLP will not permit any Borrower (other than
BPLP) that owns or ground leases any Borrowing Base Property to have any Subsidiaries unless such Subsidiary's business, obligations and undertakings are exclusively related to the business of such Borrower.

                      (b) Each Borrower and the Guarantor shall remain solvent at all times, unless such failure to remain solvent does not relate to BPLP or the Guarantor and is a Non-Material Breach.

              (S)8.15. Further Assurances. The Borrower will, and will cause the
                       ------------------
Guarantor to, cooperate with, the Agent and the Banks and execute such further instruments and documents as the Banks or the Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Agreement and the other Loan Documents.

           8.16. Interest Rate Protection. For any period of time during which
                 ------------------------
the outstanding balance of the Revolving Credit Loans and Letters of Credit exceeds $200,000,000 for more than 60 consecutive days, the Borrower shall, upon the Agent's reasonable written request (each, an "Agent Notice"), maintain in effect interest rate protection arrangements to reduce the Borrower's interest rate risk on the amounts in excess of such $200,000,000 balance by means of hedging techniques or vehicles such as interest rate swaps, interest rate caps, interest rate corridors or interest rate collars, in each case to be capped at a rate reasonably satisfactory to the Agent and the Majority Banks and otherwise in form and substance reasonably satisfactory to the Agent. Notwithstanding the foregoing, Borrower shall be considered to be in compliance with the requirements set forth above if, within ten (10) days after Borrower's receipt of Agent's written request, Borrower provides evidence reasonably satisfactory to Agent of Borrower's intent (together with a proposed plan) to reduce such outstanding amounts under the Revolving Credit Loans and Letters of Credit to an amount less than $200,000,000 during the sixty (60) day period following the date of the Agent's written request. Once obtained, the Borrower shall maintain such arrangements in full force and effect as provided therein, and shall not, without Unanimous Bank Approval, modify, terminate, or transfer such arrangements during the period in which the outstanding balance of the Revolving Credit Loans and Letters of Credit remains in excess of $200,000,000 with respect to any specific related Agent Notice. The Borrower may, at its option, enter into additional interest rate protection arrangements permitted pursuant to (S)9.3.

              (S)8.17. Environmental Indemnification. The Borrower covenants and
                       -----------------------------
agrees that it will indemnify and hold the Agent and each Bank, and each of their respective Affiliates, harmless from and against any and all claims, expense, damage, loss or liability incurred by the Agent or any Bank (including all reasonable costs of legal representation incurred by the Agent or any Bank, but excluding, as applicable, for the Agent or a Bank any claim, expense, damage, loss or liability as a result of the gross negligence or willful misconduct of the Agent or such Bank or any of their respective Affiliates) relating to (a) any Release or threatened Release of Hazardous Substances on any Real Estate Asset; (b) any violation of any Environmental Laws with respect to conditions at any Real Estate Asset or the operations conducted thereon; (c) the investigation or remediation of off-site locations at which the Borrower, the Guarantor or any of their respective Subsidiaries or their predecessors are alleged to have directly or indirectly disposed of Hazardous Substances; or (d) any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances relating to Real Estate Assets (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property). It is expressly acknowledged by the Borrower that this covenant of indemnification shall survive the payment of the Loans and shall inure to the benefit of the Agent and the Banks and their respective Affiliates, their respective successors, and their respective assigns under the Loan Documents permitted under this Agreement.

              (S)8.18. Response Actions. The Borrower covenants and agrees that
                       ----------------
if any Release or disposal of Hazardous Substances shall occur or shall have occurred on any Real Estate Asset owned directly or indirectly by the Borrower or the Guarantor, in violation of applicable Environmental Laws, the Borrower will cause the prompt containment and removal of such Hazardous Substances and remediation of such wholly-owned Real Estate Asset as necessary to comply with all Environmental Laws.

              (S)8.19. Environmental Assessments. If the Agent in its good faith
                       -------------------------
judgment, after discussion with the Borrower and review of any environmental reports provided by the Borrower, has reasonable grounds to believe that a Disqualifying Environmental Event has occurred with respect to any one or more of the Borrowing Base Properties, whether or not a Default or an Event of Default shall have occurred, the Agent may, from time to time, for the purpose of assessing and determining whether a Disqualifying Environmental Event has in fact occurred, cause the Borrower to obtain one or more environmental assessments or audits of such Borrowing Base Property prepared by a hydrogeologist, an independent engineer or other qualified consultant or expert approved by the Agent to evaluate or confirm (i) whether any Hazardous Substances are present in the soil or water at such Borrowing Base Property and
(ii) whether the use and operation of such Borrowing Base Property complies with all Environmental Laws. Environmental assessments may include without limitation detailed visual inspections of such Borrowing Base Property including, without limitation, any and all storage areas, storage tanks, drains, dry wells and leaching areas, and, if and to the extent reasonable, appropriate and required pursuant to applicable Environmental Laws, the taking of soil samples, surface water samples and ground water samples, as well as such other investigations or analyses as the Agent deems appropriate. All such environmental assessments shall be at the sole cost and expense of the Borrower; provided, however, the Agent may not require environmental assessments at the Borrower's expense, with respect to any Borrowing Base Property, more frequently than upon the occurrence of a Release on any Borrowing Base Property.

              (S)8.20. Employee Benefit Plans.
                       ----------------------

                       (a)       Notice. The Borrower will, and will cause the
                                 ------
Guarantor to, notify the Agent (with copies to the Agent for each Bank) within a reasonable period after the establishment of any Employee Benefit Plan or Guaranteed Pension Plan by any of them or any of their respective ERISA Affiliates other than those disclosed in the SEC Filings and no Borrower will, or will permit the Guarantor to, establish any Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan which could reasonably be expected to have a material adverse effect on BPLP, the Guarantor or, taken as a whole, the BP Group.

                     (b)       In General. Each Employee Benefit Plan maintained
                               ----------
by the Borrower, the Guarantor or any of their respective ERISA Affiliates will be operated in compliance in all material respects with the provisions of ERISA and, to the extent applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions.

                     (c)       Terminability of Welfare Plans. With respect to
                               ------------------------------
each Employee Benefit Plan maintained by the Borrower, the Guarantor or any of their respective ERISA Affiliates which is an employee welfare benefit plan within the meaning of (S)3(l) or (S)3(2)(B) of ERISA, the Borrower, the Guarantor, or any of their respective ERISA Affiliates, as the case may be, has the right to terminate each such plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) without liability other than liability to pay claims incurred prior to the date of termination.

                     (d)       Unfunded or Underfunded Liabilities. The Borrower
                               -----------------------------------
will not, and will not permit the Guarantor to, at any time, have accruing or accrued unfunded or underfunded liabilities with respect to any Employee Benefit Plan, Guaranteed Pension Plan or Multiemployer Plan, or permit any condition to exist under any Multiemployer Plan that would create a withdrawal liability, which such liability could, individually or in the aggregate, reasonably be expected to have a material adverse effect on BPLP, the Guarantor or, taken as a whole, the BP Group.

              (S)8.21. No Amendments to Certain Documents. The Borrower will
                       ----------------------------------
not, and will not permit the Guarantor to, at any time cause or permit its certificate of limited partnership, agreement of limited partnership (including without limitation the Agreement of Limited Partnership of the Borrower, articles of incorporation, by-laws, operating agreement or other charter documents, as the case may be, to be modified, amended or supplemented in any respect whatever, without (in each case) the express prior written consent or approval of the Agent, if such changes would affect the Guarantor's REIT status or otherwise materially adversely affect the rights of the Agent and the Banks hereunder or under any other Loan Document.

              (S)8.22.    [Intentionally Omitted.]

              (S)9.   CERTAIN NEGATIVE COVENANTS OF THE BORROWER AND THE
                      --------------------------------------------------
GUARANTOR. The Borrower for itself and on behalf of the Guarantor covenants and
---------
agrees that, so long as any Loan, Letter of Credit or Revolving Credit Note is outstanding or any of the Banks has any obligation to make any Loans or any Bank has any obligation to issue, extend or renew any Letters of Credit:

           (S)9.1.     Restrictions on Liabilities.
                       ---------------------------

           The Borrower and the Guarantor may, and may permit their respective Subsidiaries to, create, incur, assume, guarantee or be or remain liable for, contingently or otherwise, any Liabilities other than the specific Liabilities which are prohibited under this (S)9.1 and with respect to which Liabilities each of the Borrower and the Guarantor will not, and will not permit any Subsidiary to, create, incur, assume, guarantee or be or remain liable for, contingently or otherwise, singularly or in the aggregate as follows:

                     (a) Unsecured Indebtedness (excluding the Obligations) which is incurred under a revolving credit facility with a commercial bank, trust company, or savings and loan association, provided that,
                                                                 --------
in the event the Borrower acquires a Real Estate Asset with respect to which there is any such unsecured Indebtedness, the Borrower shall have a period of 90 days in which to repay such Indebtedness in full;

                     (b) Indebtedness which would result in a Default or Event of Default under (S)10 hereof,

                     (c) An aggregate amount in excess of $10,000,000 at any one time in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies (other than in respect of properties owned by Partially-Owned Real Estate Holding Entities) for which payment therefor is required to be made in accordance with the provisions of
(S)7.9 and such payment is due and delinquent and which is not being contested diligently and in good faith; and

                     (d) An aggregate amount in excess of $10,000,000 at any one time in respect of uninsured judgments or awards, with respect to which the applicable periods for taking appeals have expired, or with respect to which final and unappealable judgments or awards have been rendered, and such judgments or awards remain unpaid for more than thirty (30) days.

           The terms and provisions of this (S)9.1 are in addition to, and not in limitation of, the covenants set forth in (S)10 of this Agreement.

           Without limiting the foregoing, but subject to the other provisions of this Agreement (including without limitation (S)10 hereof), Indebtedness Without Recourse to any of the Credit Parties or any of their respective assets other than their respective interests in the Real Estate Assets that are subject to such Indebtedness Without Recourse is not restricted.

           Notwithstanding anything contained herein to the contrary, the Borrower and the Guarantors will not, and will not permit any Subsidiary to, incur any Indebtedness for borrowed money in any single transaction which exceeds $50,000,000 in the aggregate unless the Borrower shall have delivered a compliance certificate in the form of Exhibit C-3 hereto to the Agent evidencing
                                      -----------
covenant compliance at the time of delivery of the certificate and on a pro-forma basis after giving effect to such proposed Indebtedness.

           (S)9.2. Restrictions on Liens, Etc. None of the Borrower, the
                   --------------------------
Guarantor and any Wholly-owned Subsidiary will: (a) create or incur or suffer to be created or incurred or to exist any lien, mortgage, pledge, attachment, security interest or other rights of third parties of any kind upon any of the Borrowing Base Properties, whether now owned or hereafter acquired (but only for so long as they remain Borrowing Base Properties), or upon the income or profits therefrom; (b) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement in connection with the operation of the Borrowing Base Properties; (c) suffer to exist for a period of more than thirty
(30) days, with respect to the Borrowing Base Properties, any taxes, assessments, governmental charges and claims for labor, materials and supplies for which payment thereof is not being contested and required to be made in accordance with the provisions of (S)8.9 and has not been timely made and, with respect to any individual Borrowing Base Property, is in an amount not in excess of the lesser of (i) $500,000 and (ii) three percent (3%) of the fair market value of the applicable Borrowing Base Property; or (d) sell, assign, pledge or otherwise transfer for security any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse, relating to the Borrowing Base Properties (the foregoing items (a) through (d) being sometimes referred to in this (S)9.2 collectively as "Liens"), provided that the
                                                               --------
Borrower, the Guarantors and any Wholly-owned Subsidiary may create or incur or suffer to be created or incurred or to exist:

                     (i) Liens securing taxes, assessments, governmental charges or levies or claims for labor, material and supplies, the Indebtedness with respect to which is not prohibited by (S)9.1(c) or (S)9.2(c) above;

                     (ii) Liens arising out of deposits or pledges made in connection with, or to secure payment of, worker's compensation, unemployment insurance, old age pensions or other social security obligations; and deposits with utility companies and other similar deposits made in the ordinary course of business;

                     (iii) Liens (other than affecting the Borrowing Base Properties) in respect of judgments or awards, the Indebtedness with respect to which is not prohibited by (S)9.1(d);

                     (iv) encumbrances on properties consisting of easements, rights of way, covenants, zoning and other land-use restrictions, building restrictions, restrictions on the use of real property and defects and irregularities in the title thereto; landlord's or lessor's Liens under Leases to which the Borrower, any Guarantor, or any wholly-owned Subsidiary is a party or bound; purchase options granted at a price not less than the market value of such property; and other minor Liens or encumbrances on properties, none of which interferes materially and adversely with the use of the property affected in the ordinary conduct of the business of the Borrower, and which matters (x) do not individually or in the aggregate have a material adverse effect on the business of BPLP, the Guarantor or, taken as a whole, the BP Group (y) do not make title to such property unmarketable by the conveyancing standards in effect where such property is located;

                     (v)       any Leases;

                     (vi) Liens and other encumbrances or rights of others which exist on the date of this Agreement and which do not otherwise constitute a breach of this Agreement, including, without limitation, Liens created by or pursuant to the Organizational Documents of the Borrower with respect to a restriction on sale or refinancing of a Real Estate Asset that would be an acceptable Lien under the definition of "Unencumbered Asset", so long as all such Liens, individually, or in the aggregate, do not have a material adverse effect on BPLP, the Guarantor or, taken as a whole, the BP Group; provided that
                                                                  --------
nothing in this clause (vi) shall be deemed or construed to permit an Borrowing Base Property to be subject to a Lien to secure Indebtedness;

                     (vii) as to Real Estate Assets which are acquired after the date of this Agreement, Liens and other encumbrances or rights of others which exist on the date of acquisition and which do not otherwise constitute a breach of this Agreement; provided that nothing in this clause (vii) shall be deemed or construed to permit a Borrowing Base Property to be subject to a Lien to secure Indebtedness;

                     (viii) Liens affecting the Borrowing Base Properties in respect of judgments or awards that are under appeal or have been in force for less than the applicable period for taking an appeal, so long as execution is not levied thereunder or in respect of which, at the time, a good faith appeal or proceeding for review is being diligently prosecuted, and in respect of which a stay of execution shall have been obtained pending such appeal or review; provided that the Borrower shall have obtained a bond or insurance or made other
--------
arrangements with respect thereto, in each case reasonably satisfactory to the Agent;

                     (ix) Liens securing Indebtedness for the purchase price of capital assets (other than Real Estate Assets but including Indebtedness in respect of Capitalized Leases for equipment and other equipment leases) to the extent not otherwise prohibited by (S)9.1; and

                     (x) other Liens (other than affecting the Borrowing Base Properties) in connection with any Indebtedness permitted under (S)9.1.

                     Nothing contained in this (S)9.2 shall restrict or limit the Borrower, the Guarantor or any of their respective Wholly-owned Subsidiaries from creating a Lien in connection with any Real Estate Asset which is not a Borrowing Base Property and otherwise in compliance with the other terms of this Agreement.

           (S)9.3.   Restrictions on Investments. None of the Borrower, the
                     ---------------------------
Guarantor, or any of their respective Subsidiaries will make or permit to exist or to remain outstanding any Investment except Investments in:

                     (a) marketable direct or guaranteed obligations of the United States of America that mature within two (2) years from the date of purchase (including investments in securities guaranteed by the United States of America such as securities in so-called "overseas private investment corporations");

                     (b) demand deposits, certificates of deposit, bankers acceptances and time deposits of United States banks having total assets in excess of $1,000,000,000;

                     (c) securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof that at the time of purchase have been rated and the ratings for which are not less than "P 1" if rated by Moody's, and not less than "A 1" if rated by S&P;

                     (d) Investments existing on the Closing Date and listed in the SEC Filings or in the financial statements referred to in (S)7.4 hereof;

                     (e) other Investments hereafter in connection with the acquisition and development of Permitted Properties by the Borrower or any Wholly-owned Subsidiary of the Borrower, provided that the aggregate amounts
                                         --------
actually invested by Borrower (or if not invested directly by Borrower, actually invested by an Affiliate of the Borrower for which the Borrower has any funding obligation), the Guarantor and such Wholly-owned Subsidiary at any time in Real Estate Assets Under Development will not exceed twenty-five percent (25%) of the Fair Market Value of Assets at the time of any such Investment;

                     (f) so long as no Event of Default has occurred and is continuing or would occur after giving effect thereto, Investments (i) in Real Estate Assets, (ii) in interests in Partially-Owned Real Estate Holding Entities, (iii) in the stock of or other beneficial interests in Persons whose primary operations consist of the ownership, development, operation or management of Real Estate Assets or the ownership of Mortgages, or (iv) consisting of the acquisition of (A) contracts for the management of real estate assets for third parties unrelated to the Borrower, or (B) Mortgages, provided that the aggregate fair market value of Borrower's, Guarantor's, and any such Subsidiary's interest in such other businesses (excluding management and development businesses except to the extent of amounts actually invested by the Borrower, the Guarantor or any such Subsidiary therein) does not exceed twenty-five percent (25%) of the Consolidated Total Adjusted Asset Value at the time of any such Investment;

                     (g) any Investments now or hereafter made in the Operating Subsidiaries or any Wholly-owned Subsidiary;

                     (h) Investments in respect of (1) equipment, inventory and other tangible personal property acquired in the ordinary course of business, (2) current trade and customer accounts receivable for services rendered in the ordinary course of business and payable in accordance with customary trade terms, (3) advances in the ordinary course of business to employees for travel expenses, drawing accounts and similar expenditures, (4) prepaid expenses made in the ordinary course of business; and

                     (i) shares of so-called "money market funds" registered with the SEC under the Investment Company Act of 1940 which maintain a level per-share value, invest principally in marketable direct or guaranteed obligations of the United States of America and agencies and instrumentalities thereof, and have total assets in excess of $50,000,000.

           (S)9.4.    Merger, Consolidation and Disposition of Assets.
                      -----------------------------------------------

           None of the Borrower, the Guarantor or any of their respective Subsidiaries will:

                     (a) become a party to any merger or consolidation without prior written approval of the Majority Banks, except that so long as no Default or Event of Default has occurred and is continuing, or would occur after giving effect thereto, the merger or consolidation of one or more Persons with and into the Borrower or the Guarantor shall be permitted in connection with the acquisition of Real Estate Assets if the Borrower or the Guarantor, as the case may be, is the surviving entity; provided that prior to any such merger or
                                 --------
consolidation (other than (x) the merger or consolidation of one or more Wholly-owned Subsidiaries with and into the Borrower or (y) the merger or consolidation of two or more Wholly owned Subsidiaries of the Borrower, the Borrower shall provide to the Agent (with copies to the Agent for each Bank) a statement in the form of Exhibit D hereto signed by the chief financial officer or treasurer of
        ---------
the Borrower and setting forth in reasonable detail computations evidencing compliance with the covenants contained in (S)(S)10.1 through 10.7 hereof and certifying, to the best knowledge of the signatory, that no Default or Event of Default has occurred and is continuing, or would occur and be continuing after giving effect to such merger or consolidation and all liabilities, fixed or contingent, pursuant thereto;

                               (b)       without limitation of the other
           provisions of this Agreement, and in particular, subject to the provisions of (S)14 hereof relating to the removal of a Real Estate Asset from the Borrowing Base in connection with the curing of any Default, Event of Default or Non-Material Breach, sell, transfer or otherwise dispose of any Real Estate Assets in any single transaction having a sales price (net of any Indebtedness secured by a Lien on such Real Estate Assets, if any), in excess of $50,000,000 (collectively and individually, "Sell" or a "Sale") or grant a Lien to secure Indebtedness (an "Indebtedness Lien") in any single transaction in an amount in excess of $50,000,000 unless, in each such event, the Borrower has provided to the Agent (with copies to the Agent for each Bank) a compliance certificate in the form of Exhibit C-4 or Exhibit C-6, as applicable, hereto signed by the chief
           -----------    -----------
           financial officer, treasurer or controller of the Borrower, setting forth in reasonable detail computations evidencing compliance with the covenants contained in (S)10 hereof and certifying that no Default or Event of Default would exist or occur and be continuing after giving effect to all such proposed Sales or Indebtedness Liens.

           (S)9.5.  Compliance with Environmental Laws. None of the Borrower,
                    ----------------------------------
the Guarantor or any Subsidiary will do any of the following: (a) use any of the Real Estate Assets or any portion thereof as a facility for the handling, processing, storage or disposal of Hazardous Substances except for quantities of Hazardous Substances used in the ordinary course of business and in compliance with all applicable Environmental Laws, (b) cause or permit to be located on any of the Real Estate Assets any underground tank or other underground storage receptacle for Hazardous Substances except in compliance with Environmental Laws, (c) generate any Hazardous Substances on any of the Real Estate Assets except in compliance with Environmental Laws, or (d) conduct any activity at any Real Estate Asset or use any Real Estate Asset in any manner so as to cause a Release in violation of applicable Environmental Laws; unless, with respect to clause (d) above, any such occurrence would constitute a Non-Material Breach hereunder.

           (S)9.6.  Distributions.
                    -------------

                   (a) The Borrower will not make (i) annual Distributions in excess of 90% of "funds from operations"; (ii) Distributions in excess of 100% of "funds from operations" for more than three consecutive fiscal quarters; or (iii) any Distributions during any period after any monetary Event of Default has occurred; provided, however, (a) that the Borrower may at all times
              --------  -------
(including while a monetary Event of Default is continuing) make Distributions to the extent (after taking into account all available funds of the Guarantor from all other sources) required in order to enable the Guarantor to continue to qualify as a REIT and (b) in the event that the Borrower cures any such monetary default in clause (iii) above and the Agent has accepted such cure prior to accelerating the Loan, the limitation of section (iii) above shall cease to apply with respect to such monetary default.

                   (b) The Guarantor will not, during any period when any monetary Event of Default has occurred and is continuing, make any Distributions in excess of the Distributions required to be made by the Guarantor in order to maintain its status as a REIT.

           (S)9.7.  Hotel Properties. At any time of determination, the hotel
                    ----------------
properties shall not constitute more than 25% of the Consolidated Total Adjusted Asset Value or more than 25% of the number of Real Estate Assets. The Agent acknowledges that, on the Closing Date, there are seventy-four (74) Real Estate Assets.

           (S)10.   FINANCIAL COVENANTS; COVENANTS REGARDING BORROWING BASE
                    -------------------------------------------------------
PROPERTIES. The Borrower covenants and agrees that, so long as any Loan, Letter
----------
of Credit or Revolving Credit Note is outstanding or any Bank has any obligation to make any Loan or any Bank has any obligation to issue, extend or renew any Letters of Credit:

           (S)10.1. Consolidated Total Indebtedness. As at the end of any fiscal
                    --------------------------------
quarter, Consolidated Total Indebtedness on the last day of such quarter shall not exceed 55% of Consolidated Total Adjusted Asset Value for such quarter.

           (S)10.2. Secured Consolidated Total Indebtedness. As at the end of
                    ---------------------------------------
any fiscal quarter, Secured Consolidated Total Indebtedness shall not exceed (i) 45% of Consolidated Total Adjusted Asset Value for such quarter with respect to any quarter ending on or before June 30, 1998, and (ii) 40% of Consolidated Total Adjusted Asset Value for such quarter with respect to any quarter ending on or after September 30, 1998.

           (S)10.3. Debt Service Coverage. As at the end of any fiscal quarter,
                    ---------------------
the ratio of (i) Consolidated EBITDA for such quarter to (ii) Consolidated Fixed Charges for such quarter shall not be less than 1.75 to 1.0.

           (S)10.4. Unsecured Consolidated Total Indebtedness. As at the end of
                    -----------------------------------------
any fiscal quarter, the Value of Unencumbered Assets for such quarter shall not be less than 1.75 times the Unsecured Consolidated Total Indebtedness on the last day of such quarter.

           (S)10.5. Net Worth. As at the end of any fiscal quarter or any other
                    ---------
date of measurement, the Consolidated Net Worth of the Guarantor and its Subsidiaries shall not be less than the sum of (i) $125,000,000 plus (ii) 75% of
                                                                ----
the aggregate proceeds received by the Guarantor (net of fees and expenses customarily incurred in transactions of such type) in connection with any offering of stock in the Guarantor, plus (iii) 75% of the aggregate value of
                                    ----
operating units issued by the Borrower in connection with asset or stock acquisitions (valued at the time of issuance by reference to the terms of the agreement pursuant to which such units are issued), in each case after the Closing Date and on or prior to the date such determination of Consolidated Net Worth is made.

           (S)10.6. Borrowing Base Properties.
                    -------------------------

                    (a) As at the end of any fiscal quarter or any other date of measurement, the Borrower shall not permit Unsecured Consolidated Total Indebtedness (exclusive of Accounts Payable, but including amounts outstanding under any Loans and Letters of Credit after giving effect to Loan Requests) to exceed 60% of the aggregate Borrowing Base Value.

                    (b) Except for the Exception Property and the Grandfathered Properties, not more than 15% of the Borrowing Base Value shall be derived from any single Borrowing Base Property. One Borrowing Base Property (the "Exception Property") (but not more than one property (other than the Grandfathered Properties)), which property can differ from time to time, as designated by Borrower) can constitute up to 20% of the Borrowing Base Value. In addition, the Borrowing Base Value derived from the Grandfathered Properties will not be limited in amount, provided that the percentage of the Borrowing
                               --------
Base Value attributable to the two Grandfathered Properties shall not, in the aggregate, exceed 50% at any time.

                    (c) For purposes of determining the Borrowing Base Value for this (S)10.6, the Net Operating Income of any Borrowing Base Property acquired during such prior fiscal quarter shall be adjusted on a pro-forma basis by projecting the Net Operating

Income generated by each such acquired Borrowing Base Property for the portion of the quarter during which it was owned or ground-leased by the Borrower over the entire quarter.

                    (d) Notwithstanding the Borrowing Base Conditions, in the event that the Borrower desires to include any Unencumbered Asset in the Borrowing Base that does not meet one or more of the Borrowing Base Conditions, any such Unencumbered Asset shall only be permitted to be included in the Borrowing Base in the event that (i) the Borrower has submitted to the Agent a compliance certificate in the form of Exhibit C-5, modified to reflect the non-
                                      -----------
conformity of the proposed Borrowing Base Property, and (ii) the Majority Banks have provided the Borrower with written approval, in their sole discretion, for such non-conforming Unencumbered Asset to be included in the Borrowing Base. Upon any such written approval by the Majority Banks, such Unencumbered Asset shall be considered a Borrowing Base Property for all purposes hereunder, provided that on the date of inclusion of any such Unencumbered Asset in the Borrowing Base (and thereafter in accordance with the terms of this Agreement), such Unencumbered Asset is otherwise in compliance with the Borrowing Base Conditions other than with respect to the non-conformity as certified by the Borrower and approved by the Majority Banks in the compliance certificate submitted by the Borrower under clause (i) of the preceding sentence, and provided, further that there is otherwise no Default or Event of Default
--------  -------
existing upon the date of, or arising as a result of, the inclusion of such Unencumbered Asset in the Borrowing Base.

           (S)10.7. Borrowing Base Debt Service Coverage Ratio. As of the end of
                    ------------------------------------------
any fiscal quarter or any other date of measurement, the Borrowing Base Debt Service Coverage Ratio shall not be less than 1.40 to 1.0.

           (S)11.   ESCROW CLOSING. In order to facilitate the Initial Public
                    --------------
Offering, the parties hereto are, on or before June 16, 1997, executing and delivering into escrow, in accordance with the terms of the Escrow Agreement, all of the Loan Documents, and certain of the other documents and certificates referenced in (S)12 as conditions to making the initial Revolving Credit Loans (the "Escrow Closing"). None of such Loan Documents or other documents or certificates shall be deemed to have been delivered by the Borrower or any other party thereto until all of the conditions to release from escrow, as set forth in the Escrow Agreement, have been satisfied. In the event the conditions for release of the Loan Documents and other documents and certificates have not been satisfied on or prior to the Initial Closing Date (as hereinafter defined) or if extended in accordance with the terms hereof, the Outside Closing Date (as hereinafter defined), the Banks and the Agent shall have no further obligations to the Borrower or the Guarantor with respect to the Commitments, the Loans or any of the other transactions referenced herein and the Borrower and the Guarantor shall have no further obligations or liabilities to the Banks or the Agent, except only that the Borrower shall immediately pay to the Agent all amounts incurred by the Agent and the Banks required to be paid by the Borrower under (S)17. The "Initial Closing Date" shall be on or before June 20, 1997 unless the Borrower extends the Initial Closing Date to a date not later than October 2,

1997 (the "Outside Closing Date") upon written notice delivered to the Agent by no later than the third business day preceding the Initial Closing Date.

           (S)12.   CONDITIONS TO THE FIRST ADVANCE. The obligations of the
                    -------------------------------
Banks to make the initial Revolving Credit Loans and of the Fronting Bank to issue any initial Letters of Credit shall be subject to the satisfaction of the following conditions precedent on or prior to the Initial Closing Date or, if properly extended, by Borrower, the Outside Closing Date:

           (S)12.1. Satisfaction of Escrow Conditions. All conditions to release
                    ---------------------------------
of the Loan Documents from Escrow as contained in the Escrow Agreement shall have been satisfied and pursuant thereto each of the duly executed Loan Documents shall have been delivered by the respective parties thereto and, shall be in full force and effect.

           (S)12.2. Loan Documents. Each of the Loan Documents shall have
                    --------------
been duly executed and delivered by the respective parties thereto and shall be in full force and effect.

           (S)12.3. Certified Copies of Organization Documents. The Agent shall
                    ------------------------------------------
have received (i) from the Borrower a copy, certified as of a recent date by a duly authorized officer of the Guarantor, in its capacity as general partner of the Borrower, to be true and complete, of the Agreement of Limited Partnership of BPLP and any other Organizational Document or other agreement governing the rights of the partners or other equity owners of the Borrower, and (ii) from the Guarantor a copy, certified as of a recent date by the appropriate officer of the State of Delaware to be true and correct, of the corporate charter of the Guarantor, in each case along with any other organization documents of the Borrower or the Guarantor and their respective general partners, as the case may be, and each as in effect on the date of such certification.

           (S)12.4. By-laws; Resolutions. All action on the part of the Borrower
                    --------------------
and the Guarantor necessary for the valid execution, delivery and performance by the Borrower and the Guarantor of this Agreement and the other Loan Documents to which any of them is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Banks shall have been provided to the Agent. The Agent shall have received from the Guarantor true copies of its by-laws and the resolutions adopted by its board of directors authorizing the transactions described herein and evidencing the due authorization, execution and delivery of the Loan Documents to which the Guarantor and/or the Borrower is a party, each certified by the secretary as of a recent date to be true and complete.

           (S)12.5. Incumbency Certificate: Authorized Signers. The Agent shall
                    ------------------------------------------
have received from the Guarantor an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of the Guarantor and giving the name of each individual who shall be authorized: (a) to sign, in the name and on behalf of the Borrower and the Guarantor, as the case may be, each of the Loan Documents to which the Borrower or the Guarantor is or is to become a party; (b) to make Loan and Conversion

Requests on behalf of the Borrower and (c) to give notices and to take other action on behalf of the Borrower or the Guarantor as applicable, under the Loan Documents.

           (S)12.6.  Title Policies. The Agent (on behalf of the Banks) shall
                     --------------
have received copies of the owner's title policies, if any, for all Borrowing Base Properties for which the Agent has requested copies, and shall have been permitted to review such other title policies at BPLP as it has requested prior to the Closing Date.

           (S)12.7.  Certificates of Insurance. The Agent shall have received,
                     -------------------------
to the extent available (and if not available on the Closing Date, within thirty
(30) days after the Closing Date) (a) current certificates of insurance as to all of the insurance maintained by Borrower on the Borrowing Base Properties (including flood insurance if necessary) from the insurer or an independent insurance broker, identifying insurers, types of insurance, insurance limits, and policy terms; and (b) such further information and certificates from Borrower, its insurers and insurance brokers as the Agent may reasonably request.

           (S)12.8.  Hazardous Substance Assessments. The Agent shall have
                     -------------------------------
received hazardous waste site assessment reports running in favor of the Agent and the Banks concerning Hazardous Substances (or the threat thereof) and asbestos with respect to the Borrowing Base Properties, dated no earlier than July 31, 1996, from environmental engineers reasonably acceptable to the Agent, such reports to be in form and substance satisfactory to the Agent and each of the Banks.

           (S)12.9.  Opinion of Counsel Concerning Organization and Loan
                     ---------------------------------------------------
Documents. Each of the Banks and the Agent shall have received favorable
---------
opinions addressed to the Banks and the Agent in form and substance reasonably satisfactory to the Banks and the Agent from Goodwin, Procter and Hoar LLP and Shaw, Pittman, Potts & Trowbridge, as counsel to the Borrower, the Guarantor and their respective Subsidiaries, with respect to applicable law, including, without limitation, Massachusetts law and certain matters of Delaware law.

           (S)12.10. Tax and Securities Law Compliance. Each of the Banks and
                     ----------------------------------
the Agent shall also have received from Goodwin, Procter & Hoar LLP, as counsel to the Borrower and the Guarantor, a reliance letter addressed to the Banks and the Agent, in form and substance satisfactory to each of the Banks and the Agent, together with a favorable opinion with respect to the qualification of the Guarantor as a REIT and certain other tax matters.

           (S)12.11  Guaranty.  The Guaranty shall have been duly executed and
                     --------
delivered by the Guarantor.

           (S)12.12. Structural Condition Assurances. The Agent and each of the
                     -------------------------------
Banks shall have received evidence satisfactory to the Agent and each of the Banks as to the good physical condition of the Buildings and that utilities and public water and sewer service is available at the lot lines of the Borrowing Base Properties and connected directly to the Buildings on the Borrowing Base Properties with all necessary Permits.

           (S)12.13. Financial Analysis of Borrowing Base Properties. Each of
                     -----------------------------------------------
the Banks shall have completed, to its satisfaction, a financial analysis of each Borrowing Base Property, which analysis shall include, without limitation, a review, with respect to each Borrowing Base Property, of (i) the most recent rent rolls, (ii) three (3) year historical and projected operating statements,
(iii) cash flow projections, (iv) market data, (v) selected Leases, and (vi) tenant financial statements, to the extent available. The costs and expenses incurred by each Bank (other than the Agent) in conducting such analysis shall be borne by such Bank; provided that the Borrower will furnish such materials to
                       --------
the Banks at the Borrower's expense. The Borrower agrees that at the request of any Bank it will furnish the materials described in this (S)12.13 to such Bank after the Closing Date.

           (S)12.14. Inspection of Borrowing Base Properties. The Agent shall
                     ---------------------------------------
have completed to its satisfaction, and at the Borrower's expense, an inspection of the Borrowing Base Properties which the Agent has not inspected in the one
(1) year period prior to the Closing Date.

           (S)12.15. Certifications from Government Officials; UCC-11 Reports.
                     --------------------------------------------------------
The Agent shall have received long-form certifications from government officials evidencing the legal existence, good standing and foreign qualification of the Borrower and the Guarantor, along with a certified copy of the certificate of limited partnership of the Borrower, all as of the most recent practicable date.

           (S)12.16. Completion of Initial Public Offering; IPO Proceeds. The
                     ---------------------------------------------------
Guarantor (i) shall have successfully completed the Initial Public Offering and shall have received net IPO Proceeds of at least $600,000,000 or such greater amount as may be necessary to enable the Borrower to be in compliance with the terms hereof on the Closing Date; and (ii) all Formation Transactions (as described in the Prospectus) shall have been completed.

           (S)12.17. Proceedings and Documents. All proceedings in connection
                     -------------------------
with the transactions contemplated by this Agreement, the other Loan Documents and all other documents incident thereto shall be satisfactory in form and substance to each of the Banks and to the Agent's counsel, and the Agent, each of the Banks and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may reasonably request.

           (S)12.18. Fees.  The Borrower shall have paid to the Agent, for the
                     ----
accounts of the Banks or for its own account, as applicable, all of the fees and expenses that are due and payable as of the Closing Date in accordance with this Agreement.

           (S)12.19. Closing Certificate; Compliance Certificate. The Borrower
                     -------------------------------------------
shall have delivered a Closing Certificate to the Agent, the form of which is attached hereto as

Exhibit E. The Borrower shall have delivered a compliance certificate in the
---------
form of Exhibit C-6 hereto evidencing compliance with the covenants set forth in
        -----------
(S)10 hereof on a pro forma basis.

           (S)12.20. Partnership Documents. The Agent shall have received from
                     ---------------------
the Borrower true copies of all Partnership Documents.

           (S)12.21. Release Documents. The Agent shall have delivered to the
                     -----------------
Borrower appropriate release documentation necessary to release all security interests granted by the Borrower in the Borrowing Base Properties, including, without limitation, appropriate releases of mortgages and deeds of trust and UCC termination statements.

           (S)13.    CONDITIONS TO ALL BORROWINGS. The obligations of the Banks
                     ----------------------------
to make any Loan and of any Bank to issue, extend or renew any Letter of Credit, in each case, whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

           (S)13.1.  Representations True; No Event of Default; Compliance
                     -----------------------------------------------------
Certificate. Each of the representations and warranties made by or on behalf of
-----------
the Borrower, the Guarantor or any of their respective Subsidiaries contained in this Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of each Loan or the issuance, extension or renewal of each Letter of Credit, with the same effect as if made at and as of that time (except (i) to the extent of changes resulting from transactions contemplated or not prohibited by this Agreement or the other Loan Documents (including, without limitation, the fact that a Real Estate Asset may cease to be a Borrowing Base Property pursuant to the terms of this Agreement) and changes occurring in the ordinary course of business, (ii) to the extent that such representations and warranties relate expressly to an earlier date and (iii) to the extent otherwise represented by the Borrower with respect to the representation set forth in
(S)7.10); and no Default or Event of Default under this Agreement shall have occurred and be continuing on the date of any Loan Request or on the Drawdown Date of any Loan. Each of the Banks shall have received a certificate of the Borrower signed by an authorized officer of the Borrower as provided in
(S)2.4(iv)(c).

           (S)13.2.  No Legal Impediment. No change shall have occurred any law
                     -------------------
or regulations thereunder or interpretations thereof that in the reasonable opinion, as determined in good faith, of the Agent or any Bank would make it illegal for any Bank to make such Loan or to participate in the issuance, extension or renewal of such Letter of Credit or, in the reasonable opinion, as determined in good faith, of the Agent, would make it illegal to issue, extend or renew such Loan or Letter of Credit.

           (S)13.3.  Governmental Regulation. Each Bank shall have received such
                     -----------------------
statements in substance and form reasonably satisfactory to such Bank as such Bank shall reasonably require in good faith for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

           (S)14.    EVENTS OF DEFAULT; ACCELERATION: ETC.
                     ------------------------------------

           (S)14.1.  Events of Default and Acceleration. If any of the following
                     ----------------------------------
events ("Events of Default") shall occur:

                     (a) the Borrower shall fail to pay any principal of the Loans when the same shall become due and payable;

                     (b) the Borrower shall fail to pay any interest on the Loans or any other sums due hereunder or under any of the other Loan Documents (including, without limitation, amounts due under (S)8.17) when the same shall become due and payable, and such failure continues for three (3) days (provided that in the case of such sums due other than for interest, the
 --------
Borrower shall have received from the Agent notice of the nature and amount of such other amounts and that payment therefor is due);

                     (c) the Borrower, the Guarantor or any of their respective Subsidiaries shall fail to comply with any of their respective covenants contained in the following:

                                         (i)    (S)8.1 (except with respect to
                               principal, interest and other sums covered by clauses (a) or (b) above);

                                        (ii)    (S).8.5 (clauses (a) through
                               (d)), unless such failure is cured within fifteen
                               (15) Business Days;

                                       (iii)    (S)8.6 (as to the legal
                               existence of Borrower), unless such breach relates to a Borrower other than BPLP and is a Non-Material Breach;

                                        (iv)    (S)8.7 (as to the legal
                               existence and REIT status of the Guarantor);

                                         (v)    (S)8.10, unless such failure is
                               cured within three (3) Business Days;

                                        (vi)    (S)8.12;

                                       (vii)    (S).8.13, unless, with respect
                               solely to clauses (ii) and (iii) of (S)8.13, such failure is cured within thirty (30) days;

                                      (viii)    (S)8.14, unless, with respect
                               solely to the last sentence of clause (a) of
                               (S)8.14, such failure is cured within thirty (30) days;

                                       (ix)     (S)8.16;

                                          (x)      (S)9.1;

                                          (xi)     (S)9.2 (pertaining to liens,
                               mortgages, pledges, attachments or other security interests with respect to Borrowing Base Properties) unless (1) with respect solely to such liens or attachments which are not affirmatively created or incurred, such failure is cured within thirty (30) days (with no double-counting of any cure period set forth in
                               (S)9.2) or (2) such failure is a breach which is a Non-Material Breach;

                                          (xii)    (S)9.3;

                                          (xiii)   (S)9.4;

                                          (xiv)    (S)9.6;

                                          (xv)     (S)9.7; and

                                          (xvi)    (S)10;

                     (d) the Borrower, the Guarantor or any of their respective Subsidiaries shall fail to perform any other term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this (S)14) and such failure continues for thirty
(30) days after written notice of such failure from the Agent (such notice not, however, being required for any failure with respect to which the Borrower is otherwise obligated hereunder to notify the Agent or the Banks), provided,
                                                                 --------
however, that if the Borrower is diligently and in good faith prosecuting a cure
-------
of any such failure or breach that is capable of being cured (all as determined by the Agent in its reasonable and good faith judgment), the Borrower shall be permitted an additional thirty (30) days (but in no event more than an aggregate of sixty (60) days after any such initial written notice from the Agent) to effect such cure;

                     (e) any representation or warranty of the Borrower, the Guarantor or any of their respective Subsidiaries in this Agreement or any of the other Loan Documents shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated and the same is not otherwise specified herein to be a Non-Material Breach;

                     (f) the Borrower, the Guarantor or any of their respective Subsidiaries or, to the extent of Recourse to the Borrower, the Guarantor or such Subsidiaries thereunder, any of their respective Affiliates, shall fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received or in respect of any Capitalized Leases (other than non-recourse obligations or credit), which is in excess of $50,000,000, either individually or in the aggregate, or fail to observe or perform any material term, covenant, condition or agreement contained in any agreement, document or instrument by which it is bound evidencing, securing or otherwise relating to such Recourse obligations, evidencing or securing borrowed money or credit received or in respect of any Capitalized Leases for such period of time (after the giving of appropriate notice if required) as would permit the holder or holders thereof or of any obligations issued thereunder in excess of $50,000,000, either individually or in the aggregate, to accelerate the maturity thereof; provided, however that notwithstanding the foregoing, no Event of
         --------  -------
Default under the Loan Document shall occur pursuant to this subparagraph (f) unless and until the holder or holders of such recourse indebtedness have declared an event of default beyond any applicable notice and grace periods, if any, on in excess of $50,000,000 of such recourse indebtedness either individually or in the aggregate;

                     (g) any of BPLP, the Guarantor or any of their respective Subsidiaries shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of any of BPLP, the Guarantor or any of their respective Subsidiaries or of any substantial part of the properties or assets of any of such parties or shall commence any case or other proceeding relating to any of the BPLP, the Guarantor or any of their respective Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against any of BPLP, the Guarantor or any of their respective Subsidiaries and (i) any of BPLP, the Guarantor or any of their respective Subsidiaries shall indicate its approval thereof, consent thereto or acquiescence therein or (ii) any such petition, application, case or other proceeding shall continue undismissed, or unstayed and in effect, for a period of ninety (90) days, except, with respect solely to such parties other than BPLP and the Guarantor, any of the foregoing constitutes a Non-Material Breach;

                     (h) a decree or order is entered appointing any trustee, custodian, liquidator or receiver or adjudicating any of BPLP, the Guarantor or any of their respective Subsidiaries bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of any of BPLP, the Guarantor or any of their respective Subsidiaries in an involuntary case under federal bankruptcy laws as now or hereafter constituted, except, with respect solely to such parties other than BPLP and the Guarantor, any of the foregoing constitutes a Non-Material Breach;

                     (i) there shall remain in force, undischarged, unsatisfied and unstayed, for more than thirty (30) days, whether or not consecutive, any uninsured final judgment against any of BPLP, the Guarantor or any of their respective Subsidiaries that, with other outstanding uninsured final judgments, undischarged, unsatisfied and unstayed, against any of such parties exceeds in the aggregate $10,000,000, except, with respect solely to such parties other than BPLP and the Guarantor, any of the foregoing constitutes a Non-Material Breach;

                     (j) any of the Loan Documents or any material provision of any Loan Document shall be canceled, terminated, revoked or rescinded otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Agent or the Guaranty shall be canceled, terminated, revoked or rescinded at any time or for any reason whatsoever, or any action at law, suit or in equity or other legal proceeding to make unenforceable, cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of the Borrower or any of its Subsidiaries or the Guarantor or any of its Subsidiaries, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable as to any material terms thereof;

                     (k) any "Event of Default" or default (after notice and expiration of any period of grace, to the extent provided, as defined or provided in any of the other Loan Documents, shall occur and be continuing;

                     (l) with respect to any Guaranteed Pension Plan, an ERISA Reportable Event shall have occurred and the Majority Banks shall have determined in their reasonable discretion that such event reasonably could be expected to result in liability of the Borrower or any of its Subsidiaries or any Guarantor or any of its Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $10,000,000 and such event in the circumstances occurring reasonably could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan; or a trustee shall have been appointed by the United States District Court to administer such Plan; or the PBGC shall have instituted proceedings to terminate such Guaranteed Pension Plan;

                     (m) subject to the Borrower's right to remove Real Estate Assets from the Borrowing Base in accordance with the provisions set forth below in this (S)14, the failure of any of the Real Estate Assets being included from time to time as Borrowing Base Properties to comply with any of the conditions set forth in the definition of Borrowing Base Properties; or

                     (n) the Guarantor shall at any time fail to be the sole general partner of BPLP;

                     then, and in any such event, so long as the same may be continuing, the Agent may, and upon the request of the Majority Banks shall, by notice in writing to the Borrower, declare all amounts owing with respect to this Agreement, the Revolving Credit Notes and the other Loan Documents and all Reimbursement Obligations to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower, the Guarantor and each of their respective

Subsidiaries; provided that in the event of any Event of Default specified in
              --------
(S)14.1(g) or 14.1(h), all such amounts shall become immediately due and payable automatically and without any requirement of notice from any of the Banks or the Agent or action by the Banks or the Agent.

                     For purposes of this Section 14, the term "Non-Material Breach" shall refer to a breach of any representation, warranty or covenant contained in this Agreement to which the term "Non-Material Breach" is expressly applied herein, but only to the extent such breach does not (A) materially adversely affect the business, properties or financial condition of BPLP, the Guarantor or, taken as a whole, the BP Group or (B) adversely affect the ability of BPLP, the Guarantor or, taken as a whole, the BP Group, to fulfill the Obligations to the Banks and the Agent (including, without limitation, to repay all amounts outstanding on the Loans, together with interest and charges thereon when due).

                     Notwithstanding the foregoing provisions of this (S)14.1 and in addition to the provisions set forth in the immediately preceding paragraph, in the event of a Default, Event of Default or Non-Material Breach arising as a result of the inclusion of any Real Estate Asset in the Borrowing Base at any particular time of reference, if such Default, Event of Default or Non-Material Breach is capable of being cured by the exclusion of such Real Estate Asset from the Borrowing Base and from all other covenant calculations under (S)10 or otherwise, the Borrower shall be permitted a period not to exceed ten (10) days to submit to the Agent (with copies to the Agent for each Bank) a compliance certificate in the form of Exhibit C-4 hereto evidencing compliance with Section 2.1 and with all of the covenants set forth in (S)10 (with calculations evidencing such compliance after excluding from Borrowing Base Net Operating Income all of the Net Operating Income generated by the Real Estate Asset to be excluded from the Borrowing Base) and with the Borrowing Base Conditions, and otherwise certifying that, after giving effect to the exclusion of such Real Estate Asset from the Borrowing Base, no Default, Event of Default or Non-Material Breach will be continuing.

          (S)14.2. Termination of Commitments. If any one or more Events of
                   --------------------------
Default specified in (S)14.1(g) or (S)14.1(h) shall occur, any unused portion of the Commitments hereunder shall forthwith terminate and the Banks shall be relieved of all obligations to make Loans to the Borrower and the Agent and any Fronting Bank shall be relieved of all further obligations to issue, extend or renew Letters of Credit. If any other Event of Default shall have occurred and be continuing, whether or not the Banks shall have accelerated the maturity of the Loans pursuant to (S)14.1, any Bank may, by notice to the Borrower, terminate the unused portion of that Bank's Commitment hereunder, and upon such notice being given such unused portion of such Commitment shall terminate immediately, such Bank shall be relieved of all further obligations to make Loans, the Agent and any Fronting Bank shall be relieved of all further obligations to issue, extend or renew Letters of Credit and the Total Commitments shall be reduced accordingly. No such termination of a Commitment hereunder shall relieve the Borrower of any of the Obligations or any of its existing obligations to such Bank arising under other agreements or instruments.

          (S)14.3. Remedies. In the event that one or more Events of Default
                   --------
shall have occurred and be continuing, whether or not the Banks shall have accelerated the maturity of the Loans pursuant to (S)14.1, the Majority Banks may direct the Agent to proceed to protect and enforce the rights and remedies of the Agent and the Banks under this Agreement, the Revolving Credit Notes, any or all of the other Loan Documents or under applicable law by suit in equity, action at law or other appropriate proceeding (including for the specific performance of any covenant or agreement contained in this Agreement or the other Loan Documents or any instrument pursuant to which the Obligations are evidenced and, to the full extent permitted by applicable law, the obtaining of the ex parte appointment of a receiver), and, if any amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right or remedy of the Agent and the Banks under the Loan Documents or applicable law. No remedy herein conferred upon the Banks or the Agent or the holder of any Revolving Credit Note or purchaser of any Letter of Credit Participation is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or under any of the other Loan Documents or now or hereafter existing at law or in equity or by statute or any other provision of law.

          (S)15.   SETOFF.  Neither the Agent nor any of the Banks shall
                   ------
have any right of set-off or the like with respect to the Obligations against any assets of the Borrower, the Guarantor, their respective Subsidiaries or any Partially-Owned Entity.

          (S)16.   THE AGENT.
                   ---------

          (S)16.1. Authorization. (a) The Agent is authorized to take such
                   -------------
action on behalf of each of the Banks and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Agent, together with such powers as are reasonably incident thereto, provided that no duties or responsibilities not expressly assumed
         --------
herein or therein shall be implied to have been assumed by the Agent. The relationship between the Agent and the Banks is and shall be that of agent and principal only, and nothing contained in this Agreement or any of the other Loan Documents shall be construed to constitute the Agent as a trustee or fiduciary for any Bank.

                     (b) The Borrower, without further inquiry or investigation, shall, and is hereby authorized by the Banks to, assume that all actions taken by the Agent hereunder and in connection with or under the Loan Documents are duly authorized by the Banks. The Banks shall notify Borrower of any successor to Agent by a writing signed by Majority Banks, which successor shall be reasonably acceptable to the Borrower so long as no Default or Event of Default has occurred and is continuing. The Borrower acknowledges that any Bank which acquires BankBoston is acceptable as a successor to the Agent.

          (S)16.2. Employees and Agents. The Agent may exercise its powers and
                   --------------------
execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Agreement and the other Loan Documents. The Agent may utilize the services of such Persons as the Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrower.

          (S)16.3. No Liability. Neither the Agent, nor any of its
                   ------------
shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Agent may be liable for losses due to its willful misconduct or gross negligence.

          (S)16.4. No Representations. The Agent shall not be responsible for
                   ------------------
the execution or validity or enforceability of this Agreement, the Revolving Credit Notes, the Letters of Credit, or any of the other Loan Documents or for the validity, enforceability or collectibility of any such amounts owing with respect to the Revolving Credit Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Guarantor or the Borrower or any of their respective Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements in this Agreement or the other Loan Documents. The Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrower or the Guarantor or any holder of any of the Revolving Credit Notes shall have been duly authorized or is true, accurate and complete. The Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Banks, with respect to the credit worthiness or financial condition of the Borrower or any of its Subsidiaries or the Guarantor or any of the Subsidiaries or any tenant under a Lease or any other entity. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

          (S)16.5.    Payments.
                      --------

                     (a) A payment by the Borrower to the Agent hereunder or any of the other Loan Documents for the account of any Bank shall constitute a payment to such Bank. The Agent agrees to distribute to each Bank such Bank's pro rata share of payments received by the Agent for the account of the Banks, as provided herein or in any of the other Loan Documents. All such payments shall be made on the date received, if before 1:00 p.m., and if after 1:00 p.m., on the next Business Day. If payment is not made on the day received, the funds shall be invested by the Agent in overnight obligations, and interest thereon paid pro rata to the Banks.
     --- ----

                     (b) If in the reasonable opinion of the Agent the distribution of any amount received by it in such capacity hereunder, under the Revolving Credit Notes or under any of the other Loan Documents might involve it in material liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction, provided that the Agent shall invest any such undistributed
              --------
amounts in overnight obligations on behalf of the Banks and interest thereon shall be paid pro rata to the Banks. If a court of competent jurisdiction shall
              --- ----
adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

                     (c) Notwithstanding anything to the contrary contained in this Agreement or any of the other Loan Documents, any Bank that fails (i) to make available to the Agent its pro rata share of any Loan or to purchase any Letter of Credit Participation or (ii) to adjust promptly such Bank's outstanding principal and its pro rata Commitment Percentage as provided
                                     --- ----
in (S)2.1, shall be deemed delinquent (a "Delinquent Bank") and shall be deemed a Delinquent Bank until such time as such delinquency is satisfied. A Delinquent Bank shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of outstanding Loans, interest, fees or otherwise, to the remaining nondelinquent Banks for application to, and reduction of, their respective pro rata shares of all outstanding Loans. The Delinquent Bank hereby
           --- ----
authorizes the Agent to distribute such payments to the nondelinquent Banks in proportion to their respective pro rata shares of all outstanding Loans. If not
                               --- ----
previously satisfied directly by the Delinquent Bank, a Delinquent Bank shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans of the nondelinquent Banks, the Banks' respective pro rata shares of all outstanding
                                           --- ----
Loans have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

          (S)16.6. Holders of Revolving Credit Notes. The Agent may deem and
                    ---------------------------------
treat the payee of any Revolving Credit Notes or the purchaser of any Letter of Credit Participation as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

          (S)16.7. Indemnity. The Banks ratably and severally agree hereby to
                    ---------
indemnify and hold harmless the Agent and its Affiliates from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Agent has not been reimbursed by the Borrower as required by (S)17), and liabilities of every nature and character arising out of or related to this Agreement, the Revolving Credit Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Agent's willful misconduct or gross negligence.

          (S)16.8. Agent as Bank. In its individual capacity as a Bank,
                    -------------
BankBoston shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Loans made by it, and as the holder of any of the Revolving Credit Notes and as the purchaser of any Letter of Credit Participations, as it would have were it not also the Agent.

           (S)16.9. Notification of Defaults and Events of Default. Each Bank
                    ----------------------------------------------
hereby agrees that, upon learning of the existence of a Default or an Event of Default, it shall (to the extent notice has not previously been provided) promptly notify the Agent thereof. The Agent hereby agrees that upon receipt of any notice under this (S)16.9 it shall promptly notify the other Banks of the existence of such Default or Event of Default.

           (S)16.10. Duties in the Case of Enforcement. In case one or more
                     ---------------------------------
Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Agent shall, if (a) so requested by the Majority Banks and (b) the Banks have provided to the Agent such additional indemnities and assurances against expenses and liabilities as the Agent may reasonably request, proceed to enforce the provisions of this Agreement and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of enforcement of the Banks' rights against the Borrower, the Guarantor and their respective Subsidiaries under this Agreement and the other Loan Documents. The Majority Banks may direct the Agent in writing as to the method and the extent of any such enforcement, the Banks (including any Bank which is not one of the Majority Banks) hereby agreeing to ratably and severally indemnify and hold the Agent harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, provided that the Agent need not comply with any such direction to the extent that the Agent reasonably believes the Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

           (S)16.11. Successor Agent. BankBoston, or any successor Agent, may
                     ---------------
resign as Agent at any time by giving written notice thereof to the Banks and to the Borrower. The Majority Banks may remove the Agent in the event of the Agent's willful misconduct or gross negligence or in the event that the Agent ceases to hold a Commitment under this Agreement. In addition, the Borrower may remove the Agent in the event that the Agent holds (without participation) less than the Minimum Commitment, provided that if the Agent holds less than the
                             --------
Minimum Commitment at any time as a result of the merger or consolidation of any of the other Banks or as a result of events other than the sale by the Agent of any portion of its Commitment, the Agent shall have a period of ninety (90) days after its failure to hold at least the Minimum Commitment to cure such failure. Any such resignation or removal shall be effective upon appointment and acceptance of a successor Agent, as hereinafter provided. Upon any such resignation or removal, the Majority Banks shall have the right to appoint a successor Agent, which is a Bank under this Agreement and which holds at least the Minimum Commitment, provided that so long as no Default or Event of Default
                        --------
has occurred and is continuing the Borrower shall have the right to approve any successor Agent, which approval shall not be unreasonably withheld. If, in the case of a resignation by the Agent, no successor Agent shall have been so appointed by the Majority Banks and approved by the Borrower, and shall have accepted such appointment, within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint any one of the other Banks as a successor Agent. The Borrower acknowledges that any Bank which acquires BankBoston is acceptable as a successor Agent. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent, and the retiring or removed Agent shall be discharged from all further duties and obligations as Agent under this Agreement. After any Agent's resignation or removal hereunder as Agent, the provisions of this (S)16 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. The Agent agrees that it shall not assign any of its rights or duties as Agent to any other Person.

           (S)16.12.  Notices.  Any notices or other information required
                      -------
hereunder to be provided to the Agent (with copies to the Agent for each Bank) shall be forwarded by the Agent to each of the Banks on the same day (if practicable) and, in any case, on the next Business Day following the Agent's receipt thereof

           (S)17. EXPENSES. The Borrower agrees to pay (a) the reasonable costs
                  --------
of producing and reproducing this Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) the reasonable fees, expenses and disbursements of the Agent's outside counsel or any local counsel to the Agent incurred in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein, each closing hereunder, and amendments, modifications, approvals, consents or waivers hereto or hereunder, (c) the fees, expenses and disbursements of the Agent incurred by the Agent in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein, including, without limitation, the costs incurred by the Agent in connection with its inspection of the Borrowing Base Properties (subject to (S)12.14), and, without double-counting amounts under clause (b) above, the fees and disbursements of the Agent's counsel in preparing the documentation, (d) the fees, costs, expenses and disbursements of the Agent and its Affiliates incurred in connection with the initial syndication and/or participations of the Loans (whether occurring before or after the closing hereunder), including, without limitation, reasonable legal fees, travel costs, costs of preparing syndication materials and photocopying costs, provided that the Borrower shall not incur any costs or fees of any kind in connection with any participation, sale or other syndication of any portion of the Loans which occurs after the initial syndication other than reasonable legal fees and expenses incurred in connection with any participation, sale or syndication undertaken at the request of the Borrower or (in addition to any other fees or expenses relating thereto) in connection with an amendment or increase to the amount of the Total Commitment,
(e) all reasonable expenses (including reasonable attorneys' fees and costs, which attorneys may be employees of any Bank or the Agent, and the fees and costs of engineers, investment bankers, or other experts retained by any Bank or the Agent in connection with any such enforcement proceedings) incurred by any Bank or the Agent in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against the Borrower or any of its Subsidiaries or the Guarantor or the administration thereof after the occurrence and during the continuance of a Default or Event of Default (including, without limitation, expenses incurred in any restructuring and/or "workout" of the Loans), and (ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to any Bank's or the Agent's relationship with the Borrower or any of its Subsidiaries or the Guarantor, (f) all reasonable fees, expenses and disbursements of the Agent incurred in connection with UCC searches, UCC terminations or mortgage discharges, and (g) all costs incurred by the Agent in the future in connection with its inspection of the Borrowing Base Properties, provided that prior to the
                                                      --------
occurrence of an Event of Default, the Borrower shall not be required to pay for more than one inspection of each Borrowing Base Property per year. The covenants of this (S)17 shall survive payment or satisfaction of payment of amounts owing with respect to the Revolving Credit Notes.

           (S)18. INDEMNIFICATION. The Borrower agrees to indemnify and hold
                  ---------------
harmless the Agent and each of the Banks and the shareholders, directors, agents, officers, subsidiaries and affiliates of the Agent and each of the Banks from and against any and all claims, actions and suits, whether groundless or otherwise, and from and against any and all liabilities, losses, settlement payments, obligations, damages and expenses of every nature and character in connection therewith, arising out of this Agreement or any of the other Loan Documents or the transactions contemplated hereby or thereby or which otherwise arise in connection with the financing, including, without limitation, (a) any actual or proposed use by the Borrower or any of its Subsidiaries of the proceeds of any of the Loans, (b) the Borrower or any of its Subsidiaries or the Guarantor entering into or performing this Agreement or any of the other Loan Documents, or (c) pursuant to (S)8.17 hereof, in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding, provided, however, that the Borrower shall not
                                -----------------
be obligated under this (S)18 to indemnify any Person for liabilities arising from such Person's own gross negligence, willful misconduct or breach of this Agreement. In litigation, or the preparation therefor, the Borrower shall be entitled to select counsel reasonably acceptable to the Majority Banks, and the Agent (as approved by the Majority Banks) shall be entitled to select their own supervisory counsel, and, in addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of each such counsel. Prior to any settlement of any such litigation by the Banks, the Banks shall provide the Borrower and the Guarantor with notice and an opportunity to address any of their concerns with the Banks, and the Banks shall not settle any litigation without first obtaining Borrower's consent thereto, which consent shall not be unreasonably withheld or delayed. If and to the extent that the obligations of the Borrower under this (S)18 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The provisions of this (S)18 shall survive the repayment of the Loan and the termination of the obligations of the Banks hereunder and shall continue in full force and effect as long as the possibility of any such claim, action, cause of action or suit exists.

           (S)19.   SURVIVAL OF COVENANTS, ETC. All covenants, agreements,
                    ---------------------------
representations and warranties made herein, in the Revolving Credit Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Borrower or any of its Subsidiaries or the Guarantor pursuant hereto shall be deemed to have been relied upon by the Banks and the Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Banks of any of the Loans and the issuance, extension or renewal of any Letters of Credit, as herein contemplated, and shall continue in full force and effect so long as any Letter of Credit or any amount due under this Agreement or the Revolving Credit Notes or any of the other Loan Documents remains outstanding or any Bank has any obligation to make any Loans or the Agent or any Fronting Bank has any obligation to issue, extend or renew any Letter of Credit. The indemnification obligations of the Borrower provided herein and in the other Loan Documents shall survive the full repayment of amounts due and the termination of the obligations of the Banks hereunder and thereunder to the extent provided herein and therein. All statements contained in any certificate or other paper delivered to any Bank or the Agent at any time by or on behalf of the Borrower or any of its Subsidiaries or the Guarantor pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by the Borrower or such Subsidiary or the Guarantor hereunder.

           (S)20.   ASSIGNMENT; PARTICIPATIONS; ETC.
                    --------------------------------

           (S)20.1. Conditions to Assignment by Banks. Except as provided
                    ----------------------------------
herein, each Bank may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Loans at the time owing to it, the Revolving Credit Notes held by it and its participating interest in the risk relating to any Letters of Credit); provided
                                                                       --------
that (a) the Agent and the Borrower each shall have the right to approve any Eligible Assignee, which approval shall not be unreasonably withheld or delayed, it being agreed that the Agent and the Borrower must approve or reject a proposed Eligible Assignee within seven (7) days of receiving a written request from any Bank for such approval (provided that the request for approval, and the
                                 --------
envelope in which it is delivered, is conspicuously marked with the following legend: "REQUEST FOR APPROVAL -- TIME SENSITIVE -- MUST RESPOND WITHIN SEVEN (7) DAYS") and if the Agent or the Borrower fails to respond within such seven (7) day period, such request for approval shall be deemed approved by the Agent or the Borrower, or both, as the case may be, (b) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Bank's rights and obligations under this Agreement, (c) subject to the provisions of (S)2.7 hereof, each Bank shall have at all times an amount of its Commitment of not less than $10,000,000 and (d) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined), an assignment and assumption, substantially in the form of Exhibit F hereto (an
                                                        ---------
"Assignment and Assumption"), together with any Revolving Credit Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Assumption, which which effective date shall be at least two (2) Business Days after the execution thereof unless otherwise agreed by the Agent (provided any assignee has assumed the obligation to fund any outstanding Eurodollar Rate Loans), (i) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Assumption, have the rights and obligations of a Bank hereunder and thereunder, and (ii) the assigning Bank shall, to the extent provided in such assignment and upon payment to the Agent of the registration fee referred to in (S)20.3, be released from its obligations under this Agreement. Any such Assignment and Assumption shall run to the benefit of the Borrower and a copy of any such Assignment and Assumption shall be delivered by the Assignor to the Borrower.

           (S)20.2. Certain Representations and Warranties; Limitations;
                    ----------------------------------------------------
Covenants. By executing and delivering an Assignment and Assumption, the parties
----------
to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows: (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto; (b) the assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower and its Subsidiaries or the Guarantor or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrower and its Subsidiaries or the Guarantor or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (c) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to in (S)7.4 and (S)8.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Assumption; (d) such assignee will, independently and without reliance upon the assigning Bank, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (e) such assignee represents and warrants that it is an Eligible Assignee; (f) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Bank; (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Assumption; and (i) such assignee acknowledges that it has made arrangements with the assigning Bank satisfactory to such assignee with respect to its pro rata share of Letter of Credit Fees in respect of outstanding Letters of Credit.

           (S)20.3. Register. The Agent shall maintain a copy of each
                    --------
Assignment and Assumption delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Banks and the Commitment Percentages of, and principal amount of the Loans owing to, the Banks from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and the Banks at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Bank agrees to pay to the Agent a registration fee in the sum of $2,500.

           (S)20.4. New Revolving Credit Notes. Upon its receipt of an
                    --------------------------
Assignment and Assumption executed by the parties to such assignment, together with each Revolving Credit Note subject to such assignment, the Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Borrower and the Banks (other than the assigning Bank). Unless done simultaneously with the Assignment and Assumption, within two (2) Business Days after receipt of such notice, the Borrower, at its own expense,
(i) shall execute and deliver to the Agent, in exchange for each surrendered Revolving Credit Note, a new Revolving Credit Note to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Assumption and, if the assigning Bank has retained some portion of its obligations hereunder, a new Revolving Credit Note to the order of the assigning Bank in an amount equal to the amount retained by it hereunder and (ii) shall deliver an opinion from counsel to the Borrower in substantially the form delivered on the Closing Date pursuant to (S)12.9 as to such new Revolving Credit Notes. Such new Revolving Credit Notes shall provide that they are replacements for the surrendered Revolving Credit Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Revolving Credit Notes, shall be dated the effective date of such Assignment and Assumption and shall otherwise be in substantially the form of the assigned Revolving Credit Notes. The surrendered Revolving Credit Notes shall be canceled and returned to the Borrower.

           (S)20.5. Participations. Each Bank may sell participations to one
                    --------------
or more banks or other entities in all or a portion of such Bank's rights and obligations under this Agreement and the other Loan Documents; provided that (a) each such participation shall be in an amount of not less than $10,000,000, (b) any such sale or participation shall not affect the rights and duties of the selling Bank hereunder to the Borrower and the Agent and the Bank shall continue to exercise all approvals, disapprovals and other functions of a Bank, (c) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of, or approvals under, the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the Commitment of such Bank as it relates to such participant, reduce the amount of any fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest, and (d) no participant shall have the right to grant further participations or assign its rights, obligations or interests under such participation to other Persons without the prior written consent of the Agent.

           (S)20.6. Pledge by Lender. Notwithstanding any other provision of
                    ----------------
this Agreement, any Bank at no cost to the Borrower may at any time pledge all or any portion of its interest and rights under this Agreement (including all or any portion of its Revolving Credit Notes) to any of the twelve Federal Reserve Banks organized under (S)4 of the Federal Reserve Act, 12 U.S.C. (S)341. No such pledge or the enforcement thereof shall release the pledgor Bank from its obligations hereunder or under any of the other Loan Documents.

           (S)20.7. No Assignment by Borrower. The Borrower shall not assign
                    -------------------------
or transfer any of its rights or obligations under any of the Loan Documents without prior Unanimous Bank Approval.

           (S)20.8. Disclosure. The Borrower agrees that, in addition to
                    ----------
disclosures made in accordance with standard banking practices, any Bank may disclose information obtained by such Bank pursuant to this Agreement to assignees or participants and potential assignees or participants hereunder. Any such disclosed information shall be treated by any assignee or participant with the same standard of confidentiality set forth in (S)8.10 hereof.

           (S)20.9. Syndication. The Borrower acknowledges that each of the
                    -----------
Agent and the Arranger intends, and shall have the right, by itself or through its Affiliates, to syndicate or enter into co-lending arrangements with respect to the Loans and the Total Commitment pursuant to this (S)20, and the Borrower agrees to cooperate with the Agent's and the Arranger's and their Affiliate's syndication and/or co-lending efforts, such cooperation to include, without limitation, the provision of information reasonably requested by potential syndicate members.

           (S)21.   NOTICES, ETC. Except as otherwise expressly provided in
                    ------------
this Agreement, all notices and other communications made or required to be given pursuant to this Agreement or the Revolving Credit Notes or any Letter of Credit Applications shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by facsimile and confirmed by delivery via courier or postal service, addressed as follows:

                       (a) if to the Borrower or any Guarantor, at Boston Properties, Inc., 8 Arlington Street, Boston, Massachusetts 02116, Attention:
Mr. Edward H. Linde, President and Chief Executive Officer, with a copy to the General Counsel of BPLP at the address for the Borrower set forth above and to Ross D. Gillman, Esq., Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts 02109, or to such other address for notice as the Borrower or any Guarantor shall have last furnished in writing to the Agent;

                       (b) if to the Agent, to the Real Estate Finance Department at 100 Federal Street, Boston, Massachusetts 02110, with a copy to Robert C. Avil, Vice President, BankBoston, N.A., 115 Perimeter Center Place, Suite 500, Atlanta, Georgia 30346, or such other address for notice as the Agent shall have last furnished in writing to the Borrower, with a copy to Michael J. Haroz, Esq., Goulston & Storrs, 400 Atlantic Avenue, Boston, Massachusetts 02110-3333, or at such other address for notice as the Agent shall last have furnished in writing to the Person giving the notice; and

                       (c)   if to any Bank, at such Bank's address set forth on
                                                                              --
Schedule 1.3 hereto, or such other address for notice as such Bank shall have
--------
last furnished in writing to the Person giving the notice.

Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier, or facsimile to the party to which it is directed, at the time of the receipt thereof by such party or the sending of such facsimile and (ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof.

           (S)22.   BPLP AS AGENT FOR THE BORROWERS. Each Borrower (other
                    -------------------------------
than BPLP) hereby appoints BPLP as its agent with respect to the receiving and giving of any notices, requests, instructions, reports, certificates (including, without limitation, compliance certificates), schedules, revisions, financial statements or any other written or oral communications hereunder. The Agent and each Bank is hereby entitled to rely on any communications given or transmitted by BPLP as if such communication were given or transmitted by each and every Borrower; provided however, that any communication given or transmitted by any Borrower other than BPLP shall be binding with respect to such Borrower. Any communication given or transmitted by the Agent or any Bank to BPLP shall be deemed given and transmitted to each and every Borrower.

           (S)23.   GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE. THIS
                    --------------------------------------------------
AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, ARE CONTRACTS UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH COMMONWEALTH (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). EACH OF THE BORROWER AND THE GUARANTOR AND THEIR RESPECTIVE SUBSIDIARIES AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS SITTING IN SUFFOLK COUNTY OR ANY FEDERAL COURT SITTING IN THE EASTERN DISTRICT OF MASSACHUSETTS AND CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER OR THE GUARANTOR AND THEIR RESPECTIVE SUBSIDIARIES BY MAIL AT THE ADDRESS SPECIFIED IN (S)21. THE BORROWER AND THE GUARANTOR AND THEIR RESPECTIVE

SUBSIDIARIES HEREBY WAIVE ANY OBJECTION THAT ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

           (S)24. HEADINGS. The captions in this Agreement are for
                  --------
convenience of reference only and shall not define or limit the provisions hereof.

           (S)25. COUNTERPARTS. This Agreement and any amendment hereof may
                  ------------
be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

           (S)26. ENTIRE AGREEMENT, ETC. The Loan Documents and any other
                  ---------------------
documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in (S)27.

           (S)27. WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS. EXCEPT TO
                  ----------------------------------------------
THE EXTENT EXPRESSLY PROHIBITED BY LAW, THE BORROWER AND THE GUARANTOR AND THEIR RESPECTIVE SUBSIDIARIES HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE REVOLVING CREDIT NOTES OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT TO THE EXTENT EXPRESSLY PROHIBITED BY LAW, THE BORROWER AND THE GUARANTOR AND THEIR RESPECTIVE SUBSIDIARIES HEREBY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES, INCLUDING ANY DAMAGES PURSUANT TO M.G.L. C. 93A ET SEQ. EACH OF THE BORROWER AND THE GUARANTOR AND THEIR RESPECTIVE SUBSIDIARIES (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY BANK OR THE AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH BANK OR THE AGENT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGE THAT THE AGENT AND THE BANKS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

           (S)28. CONSENTS, AMENDMENTS, WAIVERS, ETC. Except as otherwise
                  ----------------------------------
expressly provided in this Agreement, any consent or approval required or permitted by this Agreement may be given, and any term of this Agreement or of any of the other Loan Documents may be amended, and the performance or observance by the Borrower or the Guarantor or any of their respective Subsidiaries of any terms of this Agreement or the other Loan Documents or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Majority Banks.

           Notwithstanding the foregoing, Unanimous Bank Approval shall be required for any amendment, modification or waiver of this Agreement that:

                                          (i) reduces or forgives any principal
                               of any unpaid Loan or any interest thereon
                               (including any interest "breakage" costs) or any fees due any Bank hereunder, or permits any prepayment not otherwise permitted hereunder; or

                                         (ii) changes the unpaid principal
                               amount of, or the rate of interest on, any Loan;
                               or

                                        (iii) changes the date fixed for any
                               payment of principal of or interest on any Loan (including, without limitation, any extension of the Maturity Date) or any fees payable hereunder; or

                                         (iv) changes the amount of any Bank's
                               Commitment (other than pursuant to an assignment permitted under (S)20.1 hereof) or increases the amount of the Total Commitment; or

                                         (v)  modifies any provision herein or
                               in any other Loan Document which by the terms thereof expressly requires Unanimous Bank Approval; or

                                        (vi)  changes the definitions of
                               Majority Banks, Required Banks or Unanimous Bank Approval. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Agent or the Banks or any Bank in exercising any right shall operate as a waiver thereof or otherwise be prejudicial to such right or any other rights of the Agent or the Banks. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

           Notwithstanding the foregoing, the Required Banks shall be required for any amendment, modification or waiver of this agreement that:

                                          (i) amends any of the covenants
                               contained in (S)10.1 through (S)10.7, inclusive, hereof, or

                                         (ii) amends any of the provisions
                               governing funding contained in (S)2 hereof, or

                                        (iii) changes the rights, duties or
                               obligations of the Agent specified in (S)16 hereof (provided that no amendment or modification to such (S)16 or to the fee payable to the Agent under this Agreement may be made without the prior written consent of the Agent).


           (S)29. SEVERABILITY. The provisions of this Agreement are
                  ------------
severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.


                  (Remainder of page intentionally left blank)

           IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as a sealed instrument as of the date first set forth above.

                            BANKBOSTON, N.A.
                            individually and as Agent


                            By: ____________________________
                            Name:  Robert C. Avil
                            Title: Vice President


                      (Signatures continued on next pages)

                                   8 Arlington Street*
                                   -------------------

                                   THE ATLANTIC MONTHLY TRUST


                                   By:____________________________________
                                        Mortimer B. Zuckerman, as Trustee
                                        and not individually


                                   32 Hartwell Avenue, Lexington, MA
                                   ---------------------------------

                                   MBZ-LEX TRUST


                                   By:____________________________________
                                        Mortimer B. Zuckerman, as Trustee
                                        and not individually


                                   By:____________________________________
                                        Edward H. Linde, as Trustee and
                                        not individually


                                   Waltham Office Center, Waltham, MA
                                   ----------------------------------

                                   ZEE EM TRUST II


                                   By:____________________________________
                                        Mortimer B. Zuckerman, as Trustee
                                        and not individually


                                   By:____________________________________
                                        Edward H. Linde, as Trustee and
                                        not individually

                       (Signatures continued on next page)

---------------------------
* The designation of the specific Real Estate Asset or Assets owned by any signatory to this Agreement or any other Loan Document is for informational purposes only and does not in any way limit the joint and several liability of each Borrower, for so long as it is a Borrower, for the Obligations.

                                 204 Second Avenue, Waltham, MA
                                 ------------------------------

                                 WP TRUST


                                 By:____________________________________
                                      Edward H. Linde, as Trustee and
                                      not individually


                                 170 Tracer Lane, Waltham, MA
                                 ----------------------------

                                 TRACER LANE TRUST


                                 By:____________________________________
                                      Edward H. Linde, as Trustee and
                                      not individually


                                 By:____________________________________
                                      Mortimer B. Zuckerman, as Trustee
                                      and not individually


                                 33 Hayden Avenue, Lexington, MA
                                 -------------------------------

                                 HAYDEN OFFICE TRUST


                                 By:____________________________________
                                      Edward H. Linde, as Trustee and
                                      not individually


                                 By:____________________________________
                                      Mortimer B. Zuckerman, as Trustee
                                      and not individually

                       (Signatures continued on next page)

                                 Lexington Office Park, 420-430 Bedford Street,
                                 ----------------------------------------------
                                 Lexington, MA
                                 -------------

                                 ELANDZEE TRUST


                                 By:____________________________________
                                      Mortimer B. Zuckerman, as Trustee
                                      and not individually


                                 By:____________________________________
                                      Edward H. Linde, as Trustee and
                                      not individually


                                 40-46 Harvard Street, Westwood, MA
                                 ----------------------------------

                                 40-46 HARVARD STREET TRUST


                                 By:____________________________________
                                      Mortimer B. Zuckerman, as Trustee
                                      and not individually


                                 By:____________________________________
                                      Edward H. Linde, as Trustee and
                                      not individually


                                 17 Hartwell Avenue, Lexington, MA
                                 ---------------------------------

                                 ZEE BEE TRUST II


                                 By:____________________________________
                                      Mortimer B. Zuckerman, as Trustee
                                      and not individually

                       (Signatures continued on next page)

                                   One Cambridge Center, Cambridge, MA
                                   -----------------------------------

                                   ONE CAMBRIDGE CENTER TRUST


                                    By:____________________________________
                                         Mortimer B. Zuckerman, as Trustee
                                         and not individually


                                    By:____________________________________
                                         David Barrett, as Trustee and
                                         not individually


                                    By:____________________________________
                                         Edward H. Linde, as Trustee and
                                         not individually


                                    Three Cambridge Center, Cambridge, MA
                                    -------------------------------------

                                    THREE CAMBRIDGE CENTER TRUST


                                    By:____________________________________
                                         Mortimer B. Zuckerman, as Trustee
                                         and not individually


                                    By:____________________________________
                                         David Barrett, as Trustee and
                                         not individually


                                    By:____________________________________
                                         Edward H. Linde, as Trustee and
                                         not individually

                       (Signatures continued on next page)

                                    Eleven Cambridge Center, Cambridge, MA
                                    --------------------------------------

                                    ELEVEN CAMBRIDGE CENTER TRUST


                                    By:____________________________________
                                         Mortimer B. Zuckerman, as Trustee
                                         and not individually


                                    By:____________________________________
                                         David Barrett, as Trustee and
                                         not individually


                                    By:____________________________________
                                         Edward H. Linde, as Trustee and
                                         not individually


                                    Fourteen Cambridge Center, Cambridge, MA
                                    ----------------------------------------

                                    FOURTEEN CAMBRIDGE CENTER TRUST


                                    By:____________________________________
                                         Mortimer B. Zuckerman, as Trustee
                                         and not individually


                                    By:____________________________________
                                         David Barrett, as Trustee and
                                         not individually


                                    By:____________________________________
                                         Edward H. Linde, as Trustee and
                                         not individually

                       (Signatures continued on next page)

                         500 E Street, S.W., Washington, D.C.
                         ------------------------------------

                         SCHOOL STREET ASSOCIATES LIMITED PARTNERSHIP

                         By:   Boston Properties LLC, its sole general partner

                               By:  Boston Properties Limited
                                    Partnership, its managing member

                                    By:        Boston Properties, Inc., its
                                               general partner

                                               By:______________(SEAL)
                                                     Edward H. Linde
                                                     President and Chief
                                                     Executive Officer


                         Democracy Center, Bethesda, MD
                         ------------------------------

                         DEMOCRACY ASSOCIATES LIMITED PARTNERSHIP

                         By:  Boston Properties LLC, its general partner

                              By:  Boston Properties Limited
                                   Partnership, its managing member

                                   By:        Boston Properties, Inc., its
                                              general partner

                                              By:___________________(SEAL)
                                                    Edward H. Linde
                                                    President and Chief
                                                    Executive Officer

                       (Signatures continued on next page)

                         1950 Stanford Court, Building One (MD 1),
                         -----------------------------------------
                         Landover, MD
                         ------------

                         MARYLAND 50 BUILDING I ASSOCIATES LIMITED PARTNERSHIP

                         By:  Boston Properties LLC, its general partner

                              By:       Boston Properties Limited
                                        Partnership, its managing member

                                        By:        Boston Properties, Inc., its
                                                   general partner

                                                   By:___________________(SEAL)
                                                         Edward H. Linde
                                                         President and Chief
                                                         Executive Officer


                         6201 Columbia Park Road, Building Two (MD2),
                         --------------------------------------------
                         Landover, MD
                         ------------

                         MARYLAND 50 BUILDING II ASSOCIATES LIMITED PARTNERSHIP

                         By:  Boston Properties LLC, its general partner

                              By:       Boston Properties Limited
                                        Partnership, its managing member

                                        By:        Boston Properties, Inc., its
                                                   general partner

                                                   By:___________________(SEAL)
                                                         Edward H. Linde
                                                         President and Chief
                                                         Executive Officer

                       (Signatures continued on next page)

                         2000 South Club Drive, Building Three (MD3),
                         --------------------------------------------
                         Landover, MD
                         ------------

                         MARYLAND 50 BUILDING III ASSOCIATES LIMITED PARTNERSHIP

                         By:  Boston Properties LLC, its general partner

                              By:       Boston Properties Limited
                                        Partnership, its managing member

                                        By:        Boston Properties, Inc., its
                                                   general partner

                                                   By:___________________(SEAL)
                                                         Edward H. Linde
                                                         President and Chief
                                                         Executive Officer


                         Long Wharf Marriott, Boston, MA
                         -------------------------------

                         DOWNTOWN BOSTON PROPERTIES TRUST


                         By:____________________________________
                              Edward H. Linde, as Trustee and
                              not individually


                         By:____________________________________
                              Mortimer B. Zuckerman, as Trustee
                              and not individually

                       (Signatures continued on next page)

                                       Cambridge Center Marriott, Cambridge, MA
                                       ----------------------------------------

                                       TWO CAMBRIDGE CENTER TRUST


                                       By:____________________________________
                                            Mortimer B. Zuckerman, as Trustee
                                            and not individually


                                       By:____________________________________
                                            Edward H. Linde, as Trustee and
                                            not individually


                                       By:____________________________________
                                            David Barrett, as Trustee and
                                            not individually


                                       195 West Street, Waltham, MA
                                       ----------------------------

                                       25-33 Dartmouth Street, Westwood, MA
                                       ------------------------------------

                                       7435 Boston Boulevard, Building One,
                                       ------------------------------------
                                       Springfield, VA
                                       ---------------

                                      7451 Boston Boulevard, Building Two,
                                      ------------------------------------
                                      Springfield, VA
                                      ---------------

                                      7374 Boston Boulevard, Building Four,
                                      -------------------------------------
                                      Springfield, VA
                                      ---------------

                                      8000 Grainger Court, Building Five,
                                      -----------------------------------
                                      Springfield, VA
                                      ---------------

                                      7500 Boulevard, Building Six,
                                      -----------------------------
                                      Springfield, VA
                                      ---------------

                                      7501 Boston Boulevard, Building Seven,
                                      --------------------------------------
                                      Springfield, VA
                                      ---------------

                                      7601 Boston Boulevard, Building Eight,
                                      --------------------------------------
                                      Springfield, VA
                                      ---------------

                       (Signatures continued on next page)

                                      7600 Boston Boulevard, Building Nine,
                                      -------------------------------------
                                      Springfield, VA
                                      ---------------

                                      7375 Boston Boulevard, Building Ten,
                                      ------------------------------------
                                      Springfield, VA
                                      ---------------

                                      8000 Corporate Court, Building Eleven,
                                      --------------------------------------
                                      Springfield, VA
                                      ---------------

                                      7700 Boston Boulevard, Building Twelve,
                                      ---------------------------------------
                                      Springfield, VA
                                      ---------------

                                      38 Cabot Boulevard, Bucks County, PA
                                      ------------------------------------

                                      2391 West Winton Avenue, Hayward, CA
                                      ------------------------------------

                                      365 Herndon Parkway (Sugarland I),
                                      ---------------------------------
                                      Herndon, VA
                                      -----------

                                      397 Herndon Parkway (Sugarland II),
                                      -----------------------------------
                                      Herndon, VA
                                      -----------

                                      164 Lexington Road, Billerica, MA
                                      ---------------------------------

                                      BOSTON PROPERTIES LIMITED PARTNERSHIP


                                      By:  Boston Properties, Inc., its sole
                                           general partner

                                           By:_________________________(SEAL)
                                                 Edward H. Linde
                                                 President and Chief Executive
                                                 Officer

                                  Schedule 1.1
                                  ------------

                            Borrowing Base Properties
                            -------------------------

                                  Schedule 1.3

Bank                              Commitment Amount                  Commitment Percentage
----                              -----------------                  ---------------------
BankBoston, N.A.                    $300,000,000.00                           100%
100 Federal Street
Boston, MA 02110

TOTAL                               $300,000,000.00                           100%

                                     -101-